================================================================================
                                    SELIGMAN

                               SELIGMAN HENDERSON
                            GLOBAL FUND SERIES, INC.

                               International Fund
                          Emerging Markets Growth Fund
                        Global Growth Opportunities Fund
                          Global Smaller Companies Fund
                             Global Technology Fund


================================================================================
               Investing Around the World for Capital Appreciation


                        OCTOBER 31, 1996 o ANNUAL REPORT

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[PHOTO]

SELIGMAN
ESTABLISHED 1864

[PHOTO]
HENDERSON
INVESTING SINCE 1872

SELIGMAN
ESTABLISHED 1864

HENDERSON
INVESTING SINCE 1872


J. & W. SELIGMAN & CO. INCORPORATED
OVER THE LONG TERM

J. & W. Seligman & Co. Incorporated has been providing financial services for more than 130 years. Since 1864, Seligman has followed a long-term approach to making money for its clients by managing investment products and providing services of the highest quality.

SELIGMAN HENDERSON CO.
THE EXPERIENCED GLOBAL MANAGER

The global and international funds in the Seligman Group of Funds are managed by Seligman Henderson Co., a joint venture established by Seligman of New York and Henderson plc of London. Together, the two firms have more than 200 years of investment experience, and manage more than $30 billion in combined assets. Seligman manages more than 40 investment companies, including Tri-Continental Corporation, which was established in 1929. Henderson manages more than 60 investment companies, including four portfolios that were launched before 1900.

GLOBAL INVESTMENT CAPABILITIES

Seligman and Henderson combined employ more than 100 investment professionals, organized into investment teams. Seligman Henderson believes its team approach to managing global investments ensures a free exchange of ideas and information from investment professionals, with unique insight into each of the world's geographic regions. Seligman Henderson is headquartered in New York, and Henderson has additional offices in London, Singapore, and Tokyo.

--------------------------------------------------------------------------------
TO THE SHAREHOLDERS

We are pleased to provide you with this Annual Report for Seligman Henderson Global Fund Series, Inc., which includes Seligman Henderson International Fund, Seligman Henderson Emerging Markets Growth Fund, Seligman Henderson Global Growth Opportunities Fund, Seligman Henderson Global Smaller Companies Fund, and Seligman Henderson Global Technology Fund. The Funds' overall investment results for the 12 months ended October 31, 1996, were mixed. For your convenience, Fund-specific information, including comments from the Portfolio Managers, begins on page 3.

   The fundamental economic and market background remained strong in most of the world's major financial markets for the six months ended October 31, 1996. In particular, inflation remained stable and, in many countries, short-term interest rates were flat, or declined.

   In the US, the economy remained remarkably stable, and equities continued to perform well. They were supported by declining long-term interest rates, strong inflows into mutual funds, and solid corporate earnings. As a result, the US equity market continued to outpace most international equity markets.

   In the UK, the economy continued to grow due to strengthening consumer spending. This led to some upward pressure on interest rates, but also to a very strong currency. Overall, conditions proved positive for Continental European equity markets, although most currencies weakened against the US Dollar, which reduced returns in Dollar terms. The overall background was one of low interest rates and tight fiscal policies. There was a concerted effort by several countries to meet their budget deficit targets (fiscal policy) as required by the Maastricht Treaty in order to achieve monetary union by the year 1999.

   In Japan, the economy slowed somewhat but still progressed, interest rates reached record low levels, and corporate profits were generally satisfactory. However, domestic investors cautiously remained on the sidelines while significant new fund raising and equity sales by life insurance companies kept the supply of stock high. This supply imbalance left the market trading in a relatively narrow range.

   In the Pacific, the Hong Kong stock market performed exceptionally well, but both Thailand and South Korea fell sharply. In Thailand, a combination of political worries, capital outflows, and the banking sector's debts caused investors to flee the market. In South Korea, a corporate profit collapse was the overriding factor.

   Elsewhere, Latin American economies and stock markets made a reasonable recovery following a very difficult 1995. Finally, Central European markets all performed well due to very low stock valuations.

   Going forward, we anticipate that the fundamental economic environment will remain solid, and should reasonably support the equity markets. However, there are signs of some excesses in the financial markets, including high mutual fund sales, a large number of initial public offerings (IPOs), and volatile Japanese money seeking high returns. As always, there could be short-term volatility, but we remain confident in the long-term outlook.

By order of the Board of Directors,


/s/ William C. Morris         /s/ Brian T. Zino         /s/ Iain C. Clark
----------------------        -------------------       -----------------------
William C. Morris             Brian T. Zino             Iain C. Clark
Chairman                      President                 Chief Investment Officer
                                                        Seligman Henderson Co.


December 2, 1996
                                                                               1
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SELIGMAN HENDERSON
GLOBAL FUND SERIES, INC.

                                                                          EMERGING              GLOBAL GROWTH
 HIGHLIGHTS                                     INTERNATIONAL          MARKETS GROWTH           OPPORTUNITIES
 October 31, 1996                                   FUND                    FUND*                   FUND*
--------------------------------------------------------------------------------------------------------------------
 NET ASSETS:
 Class A (in millions)                             $ 51.0                   $19.9                    $107.5
 Class B (in millions)                                2.9                    10.5                       9.3
 Class D (in millions)                               47.9                    13.7                      53.5
                                              -----------               ---------               -----------
 Total                                             $101.8                   $44.1                    $170.3

--------------------------------------------------------------------------------------------------------------------
 DIVIDENDS (Class A)**                                 --                      --                        --

--------------------------------------------------------------------------------------------------------------------
 CAPITAL GAIN DISTRIBUTIONS
  (Class A and Class D)***                         $0.916                      --                        --

--------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE:
 October 31, 1996
  Class A                                          $17.17                   $6.78                     $8.08
  Class B                                           16.74                    6.76                      8.02
  Class D                                           16.74                    6.76                      8.02
 April 30, 1996
  Class A                                           17.78                     n/a                      8.16
  Class B                                           17.40                     n/a                      8.13
  Class D                                           17.40                     n/a                      8.13
 October 31, 1995
  Class A                                           16.71                     n/a                       n/a
  Class D                                           16.43                     n/a                       n/a

--------------------------------------------------------------------------------------------------------------------
 MAXIMUM OFFERING PRICE PER
  SHARE:
 October 31, 1996
  Class A                                          $18.03                   $7.12                     $8.48
  Class B                                           16.74                    6.76                      8.02
  Class D                                           16.74                    6.76                      8.02
 April 30, 1996
  Class A                                           18.67                     n/a                      8.56
  Class B                                           17.40                     n/a                      8.13
  Class D                                           17.40                     n/a                      8.13
 October 31, 1995
  Class A                                           17.54                     n/a                       n/a
  Class D                                           16.43                     n/a                       n/a
--------------------------------------------------------------------------------------------------------------------


                                          GLOBAL SMALLER              GLOBAL
 HIGHLIGHTS                                  COMPANIES              TECHNOLOGY
 October 31, 1996                              FUND                    FUND
-------------------------------------------------------------------------------
 NET ASSETS:
 Class A (in millions)                          $350.3                $499.9
 Class B (in millions)                           104.0                  18.8
 Class D (in millions)                           285.5                 197.4
                                           -----------           -----------
 Total                                          $739.8                $716.1

-------------------------------------------------------------------------------
 DIVIDENDS (Class A)**                              --                $0.019

-------------------------------------------------------------------------------
 CAPITAL GAIN DISTRIBUTIONS
  (Class A and Class D)***                      $0.955                $0.771

-------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE:
 October 31, 1996
  Class A                                       $15.14                $11.31
  Class B                                        14.72                 11.09
  Class D                                        14.72                 11.09
 April 30, 1996
  Class A                                        15.15                 12.19
  Class B                                        14.78                 12.00
  Class D                                        14.78                 12.00
 October 31, 1995
  Class A                                        13.90                 13.05
  Class D                                        13.63                 12.89

-------------------------------------------------------------------------------
 MAXIMUM OFFERING PRICE PER
  SHARE:
 October 31, 1996
  Class A                                       $15.90                $11.87
  Class B                                        14.72                 11.09
  Class D                                        14.72                 11.09
 April 30, 1996
  Class A                                        15.91                 12.80
  Class B                                        14.78                 12.00
  Class D                                        14.78                 12.00
 October 31, 1995
  Class A                                        14.59                 13.70
  Class D                                        13.63                 12.89
-------------------------------------------------------------------------------

  * Commencement of operations May 28, 1996, and November 1, 1995, for Emerging Markets Growth Fund and Global Growth Opportunities Fund, respectively.

 ** Represents per share amount paid on December 27, 1995.

*** Represents per share amount paid on December 27, 1995. On November 22, 1996, payments of $0.885 and $0.730 were made to Class A, Class B, and Class D shares of the International and Global Smaller Companies Funds, respectively.

NOTE: THERE ARE SPECIFIC RISKS ASSOCIATED WITH GLOBAL INVESTING, SUCH AS CURRENCY FLUCTUATIONS, FOREIGN TAXATION, DIFFERENCES IN FINANCIAL REPORTING PRACTICES, AND RAPID CHANGES IN POLITICAL AND ECONOMIC CONDITIONS.

2
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SELIGMAN HENDERSON
INTERNATIONAL FUND


IAIN C. CLARK,
PORTFOLIO MANAGER

[GROUP PHOTO]

INTERNATIONAL TEAM: (FROM LEFT) TIM STEVENSON, JAMES ROBINSON, IAIN
CLARK, (PORTFOLIO MANAGER), PETER BASSETT, DAVID THORNTON, MISSING FROM PHOTO:
BEN ELWES, KIRSTEEN MORRISON

SELIGMAN HENDERSON INTERNATIONAL FUND, WHICH COMMENCED INVESTMENT OPERATIONS ON APRIL 7, 1992, SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN THE STOCKS OF LARGER-SIZED COMPANIES OUTSIDE THE U.S. WITH PROSPECTS FOR ABOVE-AVERAGE GROWTH.


      Over the past 12 months, we have seen mixed results in both the international economies and stock markets. European markets performed reasonably well, while the Pacific posted poor results.

UNITED KINGDOM

      In the UK, the economy was quite healthy, primarily due to strengthened consumer spending. As a result, the Fund directly benefited from its significant position in consumer-related issues such as Granada Group, a television broadcasting and leisure group, and Tesco, a supermarket chain. Additionally, the UK stock market was up 16.6%, posting the best performance in the six months ended October 31. Returns were largely driven by the strength of Sterling, which rose 8.5% against the US Dollar. Overall, the Fund's weighting in the UK was maintained at approximately 17% throughout the period.

CONTINENTAL EUROPE

      Though economic conditions in Continental Europe were unimpressive at April 30, the last six months brought a turn for the better in most markets. In particular, Germany benefited from increased new orders, improved business confidence, and low interest rates. Otherwise, Continental Europe focused on meeting the Maastricht budget deficit criteria for entry into the European Monetary Union in 1999. The emphasis on Maastricht requirements resulted in a number of austerity budgets, which will limit overall GNP growth. However, it is essential that Continental European economies grow at 2% or more in order to achieve these budget targets, which suggests that interest rates could remain low despite the budget constraints.

        Within the portfolio, we continued to increase the overall investment in Continental Europe to end the period at almost 39%. Specifically, the Fund's weightings in Spain, Sweden, and Germany were increased, while the holdings in Switzerland and the Netherlands were reduced. More specifically, positions in economically-sensitive stocks such as Michelin (France), Sol Melia (Spain), Electrolux (Sweden), and Volkswagen (Germany) were increased.

JAPAN

      Japan's slow rate of economic recovery did not meet the expectations we had when we last reported to you. There were doubts about the pace of the recovery, as evidenced in the most recent Tankan Survey -- a measure of business confidence -- that suggested a slowdown in manufacturing, which put pressure on economically-sensitive stocks. Nonetheless, the Fund's focus on economically-sensitive stocks was maintained, as we continue to believe that the economy will improve. Companies such as Sankyo, a manufacturer of pachinko game equipment, and Tsubakimoto Nakishima, a manufacturer of ball bearings, were purchased, as they should both benefit from a growing economy.

        Further, the Yen continued to weaken sharply. As a result, export-related holdings provided very strong results, with leading electronics stocks such as Toshiba and Alps Electric posting solid returns.
                                                                               3
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SELIGMAN HENDERSON
INTERNATIONAL FUND


PACIFIC/EMERGING MARKETS

       The large decline in exports negatively affected the Asian markets, though performance was very mixed. Hong Kong rose quite significantly, performing strongly due to a stable economy. In Australia and Taiwan, where the economies were also reasonably steady, the markets rose only modestly. Elsewhere, markets in South Korea, Thailand, and Singapore experienced sharp declines due largely to a considerable slowdown in their economies and, in Thailand, from worrisome political developments. These economies were severely affected by the collapse of prices in the electronics sector. In Singapore, for example, electronics make up more than 50% of total exports. Overall, the weighting in the Pacific was reduced to 15.4%. In contrast, the weighting in Latin America and Emerging Europe was increased with purchases in Peru, Brazil, Hungary, and the Czech Republic.

OUTLOOK

       The fundamental economic background is quite positive, and we expect that moderate growth and low levels of inflation should continue around the world. The outlook for corporate profits will be important for future performance. We anticipate reasonable performance in the UK and improvements in Continental Europe and Japan, although some of these expectations may be already reflected in stock market prices. As both the bond and equity markets were partly fueled by excess Japanese liquidity, a short-term setback could be provoked when this cash flow dries up. Nonetheless, we anticipate that the fundamental background will continue to remain positive, and believe that markets could rise further in the medium term.

4
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SELIGMAN HENDERSON
INTERNATIONAL FUND


PERFORMANCE COMPARISON CHART AND TABLE

       The following chart compares a $10,000 hypothetical investment made in Seligman Henderson International Fund Class A shares, with and without the maximum initial sales charge of 4.75%, since the commencement of investment operations on April 7, 1992, through October 31, 1996, to a $10,000 hypothetical investment made in the Lipper International Funds Average (Lipper Int'l Average) and the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index(R) (MSCI EAFE Index) for the same period. The performances of Seligman Henderson International Fund Class B and Class D shares are not shown in the chart, but are included in the table below. It is important to keep in mind that the Average and Index do not include any fees or sales charges.


[THE FOLLOWING TABLE REPRESENTS A GRAPH]

                                     SELIGMAN HENDERSON INTERNATIONAL FUND

                         WITH SALES      WITHOUT      LIPPER INTERNATIONAL
                            CHARGE     SALES CHARGE      FUNDS AVERAGE  MSCI EAFE INDEX
                            ------     ------------      -------------  ---------------
4/7/92 ..........           9,523.81    10,000.00          10,000.00       10,000.00
4/30/92 .........          10,248.00                       10,050.00
7/31/92 .........           9,444.45     9,916.66          10,080.63        9,962.57
10/31/92 ........           9,436.51     9,908.33           9,652.69        9,843.01
1/31/93 .........           9,662.00    10,145.09           9,876.17        9,994.60
4/30/93 .........          11,269.67    11,833.16          11,209.89       12,266.37
7/31/93 .........          11,444.77    12,017.01          11,553.25       12,770.52
10/31/93 ........          12,718.18    13,354.09          12,731.44       13,571.23
1/31/94 .........          14,011.78    14,712.37          14,183.96       14,411.29
4/30/94 .........          13,646.25    14,328.57          13,595.51       14,344.99
7/31/94 .........          13,971.16    14,669.73          13,773.03       14,613.25
10/31/94 ........          14,352.93    15,070.58          14,093.07       14,980.04
1/31/95 .........          12,724.46    13,360.68          12,610.31       13,808.60
4/30/95 .........          13,530.34    14,206.86          13,461.92       15,189.46
7/31/95 .........          14,438.01    15,159.92          14,295.42       15,675.52
10/31/95 ........          14,175.04    14,883.80          13,941.04       14,970.12
1/31/96 .........          15,146.16    15,903.46          14,827.84       16,083.90
4/30/96 .........          15,916.00    16,711.80          15,633.94       16,973.84
7/31/96 .........          15,173.01    15,931.66          15,124.66       16,277.43
10/31/96 ........          15,369.95    16,138.44          15,510.41       16,588.33


TOTAL RETURNS*
FOR PERIODS ENDED OCTOBER 31, 1996

                                                                                             AVERAGE ANNUAL
                                                                              --------------------------------------------
                                                          SINCE                                     SINCE
                                                        INCEPTION               ONE               INCEPTION           SINCE
                                                         4/22/96               YEAR                9/21/93           4/7/92
                                                      ------------            -------           ------------         -------
CLASS A
With Sales Charge                                           n/a                3.30%                 n/a                9.86%
Without Sales Charge                                        n/a                8.43                  n/a               11.04
CLASS B
With 5% CDSL                                              (8.50)%               n/a                  n/a                 n/a
Without CDSL                                              (3.68)                n/a                  n/a                 n/a
CLASS D
With 1% CDSL                                                n/a                6.62                  n/a                 n/a
Without CDSL                                                n/a                7.62                 7.08%                n/a
LIPPER INT'L AVERAGE**                                    (0.79)+             11.26                 8.09++             10.04+++
MSCI EAFE INDEX**                                         (2.27)+             10.80                 7.79++             11.67+++

   * Return figures reflect any change in price per share and assume the reinvestment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. No adjustment was made to the performance of Seligman Henderson International Fund Class A shares for periods prior to September 21, 1993, the commencement date for the annual Administration, Shareholder Services and Distribution Plan fee of up to 0.25% of average daily net assets. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase.
     Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
 ** The Lipper Int'l Average and the MSCI EAFE Index are unmanaged benchmarks that assume reinvestment of estimated dividends and do not reflect fees and expenses. The monthly performance of the Lipper Int'l Average is used in the performance chart and table. Investors may not invest directly in an average or an index.
  +  From April 30, 1996.
 ++  From September 30, 1993.
+++  From March 31, 1992.

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SELIGMAN HENDERSON
INTERNATIONAL FUND

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED OCTOBER 31, 1996

                                                          SHARES
                                                ---------------------------
                                                                 HOLDINGS
ADDITIONS                                        INCREASE        10/31/96
-------------                                   -----------    ------------
Accor ......................................        9,115           9,115
Istituto Nazionale delle
   Assicurazioni ...........................      794,477         794,477
Koninklijke Ahold ..........................       20,213          20,213
Mannesmann .................................        3,127           3,127
Pharmacia & Upjohn .........................       29,027          29,027
Samsung Electronics ........................       14,690          14,690
Sandoz .....................................          947             947
STET Societa' Finanzaria
   Telefonica ..............................      461,410         461,410
VEBA .......................................       21,989          21,989
Volkswagen .................................        3,078           3,078

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1) Includes 23,049 shares received as a result of a 10-for-1 stock split.


                                                          SHARES
                                               ----------------------------
                                                                  HOLDINGS
REDUCTIONS                                       DECREASE         10/31/96
--------------                                  -----------     ------------
Assicurazione Generali ....................        52,795               --
East Japan Railway ........................           162              339
LaFarge Coppee ............................        16,979               --
Nestle ....................................         1,222               --
Norsk Hydro ...............................        29,442               --
Perusahaan Otomobil Nasional ..............       115,000           73,000
Roussel Uclaf .............................         5,979               --
Siemens ...................................        25,610(1)            --
Unilever ..................................        43,000               --
YPF Sociedad An--nima (ADRs) ..............        30,000               --

PERCENTAGE OF INVESTMENTS BY COUNTRY
AT OCTOBER 31, 1996

Japan                              23.7%
United Kingdom                     16.7
France                              8.8
Germany                             8.3
Sweden                              4.8
Switzerland                         4.8
Netherlands                         4.5
Spain                               4.5
Australia                           3.5
Hong Kong                           2.9
Italy                               2.3
Malaysia                            2.1
Singapore                           1.9
Brazil                              1.3
Taiwan                              1.2
India                               1.1
Mexico                              1.1
South Korea                         1.1
Thailand                            0.9
Denmark                             0.8
Indonesia                           0.8
Peru                                0.7
China                               0.5
Philippines                         0.5
Croatia                             0.4
Czech Republic                      0.4
Hungary                             0.4
---------------------------------------
Total                             100.0%

MAJOR PORTFOLIO HOLDINGS
 AT OCTOBER 31, 1996

SECURITY                                                         VALUE
-----------                                                  ------------
Pioneer Electronic ....................................        $2,428,697
Toshiba ...............................................         2,399,368
Nippon Telegraph & Telephone ..........................         2,393,023
East Japan Railway ....................................         1,555,919
Siebe .................................................         1,415,637
Granada Group .........................................         1,381,900
CSK ...................................................         1,352,348
Iberdrola .............................................         1,351,023
ING Groep .............................................         1,347,683
Tesco .................................................         1,347,407

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
EMERGING MARKETS GROWTH FUND



[GROUP PHOTO]
INTERNATIONAL TEAM:(FROM LEFT) PETER BASSETT (PORTFOLIO MANAGER), JAMES SYME, MONICA BALL, NICHOLAS VARDY, ELEANOR DALE. MISSING FROM PHOTO:KIRSTEEN MORRISON

PETER BASSETT,
PORTFOLIO MANAGER

SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND, WHICH COMMENCED OPERATIONS ON MAY 28, 1996, SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF EMERGING MARKETS AROUND THE WORLD.

       Since the commencement of Seligman Henderson Emerging Markets Growth Fund on May 28, 1996, the International Finance Corporation Composite, a leading emerging market index, fell 4.8%, due particularly to weakness in the Pacific region. This decline occurred despite improving fundamentals in the emerging markets, increasing evidence of a slowdown in the US economy, and stable US interest rates. However, economic growth in emerging markets remained strong, with recoveries in Latin America, Northeast Asia, and Southern Europe offsetting slowdowns in India and some parts of Southeast Asia.

CENTRAL/SOUTHERN EUROPE

       The economies of Central and Southern Europe continued to recover due to increasing economic growth rates in Central Europe and an economic recovery in Southern Europe. The markets within these regions showed strength, with solid gains in Hungary, Russia, the Baltic Republics, and Croatia. Since inception, the Fund has had significant exposure to Central/Southern Europe and now has a weighting of 20.4% in the region, with many profitable investments in companies such as Komercni Banka in the Czech Republic, a financial institution, EGIS in Hungary, a pharmaceutical manufacturer, and Gazprom in Russia, a natural gas producer.

PACIFIC

       Within the Pacific, Taiwan was the best-performing larger market. The Fund's exposure to Taiwan is in companies such as China Steel, one of the world's leading steel producers. In China, both locally- and Hong Kong-listed equity securities performed well. As a result, the Fund benefited from its overweight position of 7.5% in China, and specifically from Qingling Motors, a Chinese manufacturer of lightweight trucks listed in Hong Kong. Elsewhere, markets were disappointing, with Thailand declining the most. As a whole, Pacific markets have fallen 7.7% since the end of May, and therefore, our overall exposure to the region was reduced, to end the period at approximately 36%.

INDIAN SUBCONTINENT/AFRICA

       The Indian Subcontinent/African markets were largely disappointing in the period, with declines in South Africa, India, and Pakistan. The Fund's relatively modest position in the Indian Subcontinent, however, limited the region's effect on the portfolio. Weakness in the South African Rand contributed to the South African market's poor performance in US Dollar terms. Nonetheless, export stocks such as Anglo-American Corporation of South Africa and Gencor were added as they should benefit from a weaker Rand. In India, additions were made to solid domestic companies showing strong profit growth, as they should lead the local equity market when it rebounds. One such stock is Tata Engineering and Locomotive, the dominant manufacturer of commercial vehicles in India. Elsewhere, Pakistan became increasingly unstable during the period, and we therefore avoided investment in the market.

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SELIGMAN HENDERSON
EMERGING MARKETS GROWTH FUND


LATIN AMERICA

       Since the launch of the Fund, Latin American markets were flat overall. However, particular markets and selected stocks showed strong gains. Mexico fell due to currency weakness, and Argentina fell as the political environment worsened. Meanwhile, Brazil, the largest market within the region, rose 10% as the benefits of the Real Reform Plan continued to trickle down. The Fund saw solid gains in several Brazilian utility stocks, including Cemig and Companhia Energetica de Sao Paulo. Despite the decline of the Argentine market, Disco, a retailer, also performed well. Further, the Fund saw sizeable returns in Chile from its holdings in Santa Isabel, a retailer.


OUTLOOK

       We believe the outlook for the Fund, and for emerging markets in general, is positive, as strong growth in most emerging economies is anticipated in 1997. It is also expected that the combination of growth and reform, experienced in Central/Southern Europe in 1996, will continue and that opportunities should present themselves in other markets, with good prospects in Brazil, India, and China.

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
EMERGING MARKETS GROWTH FUND
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON CHART AND TABLE

The following chart compares a $10,000 hypothetical investment made in Seligman Henderson Emerging Markets Growth Fund, with and without the maximum initial sales charge of 4.75% for Class A shares, with the maximum 5% contingent deferred sales load ("CDSL") for Class B shares, and with the 1% CDSL for Class D shares, since the commencement of operations on May 28, 1996, through October 31, 1996, to a $10,000 hypothetical investment made in the Lipper Emerging Markets Funds Average (Lipper EMF Average) and the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index) for the same period. It is important to keep in mind that the Average and Index do not include any fees or sales charges.

SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND


                 CLASS A WITH   CLASS A WITHOUT  CLASS B WITH    CLASS D WITH
                 SALES CHARGE    SALES CHARGE        CDSL            CDSL       LIPPER EMF AVG  MSCI EMFINDEX
                  ----------       ----------        ----            ----       --------------  -------------
5/28/96           9,538.29        10,014.00       10,014.00       10,014.00        10,000.00       10,000.00
6/30/96           9,498.27         9,971.99        9,985.99        9,985.99        10,126.00       10,062.00
7/31/96           9,018.02         9,467.79        9,453.78        9,453.78         9,523.50        9,374.77
8/31/96           9,404.89         9,873.95        9,859.94        9,859.94         9,794.92        9,614.76
9/30/96           9,404.89         9,873.95        9,859.94        9,859.94         9,854.67        9,697.45
10/31/96          9,044.70         9,495.80        8,994.40        9,373.11         9,590.57        9,438.52


TOTAL RETURNS*
FOR THE PERIOD ENDED OCTOBER 31, 1996
                                                           SINCE
                                                          5/28/96
                                                       ------------
CLASS A
With Sales Charge                                         (9.55)%
Without Sales Charge                                      (5.04)
CLASS B
With 5% CDSL                                             (10.06)
Without CDSL                                              (5.32)
CLASS D
With 1% CDSL                                              (6.27)
Without CDSL                                              (5.32)
LIPPER EMF AVERAGE**                                      (4.09)+
MSCI EMF INDEX**                                          (5.61)+

  * Return figures reflect any change in price per share and assume the reinvestment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase.

       Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
 ** The Lipper EMF Average and the MSCI EMF Index are unmanaged benchmarks that assume reinvestment of estimated dividends and do not reflect fees and expenses. The monthly performance of the Lipper EMF Average is used in the performance comparison chart and table. Investors may not invest directly in an average or an index.
  +    From May 31, 1996.

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
EMERGING MARKETS
GROWTH FUND


PERCENTAGE OF INVESTMENTS BY COUNTRY
AT OCTOBER 31, 1996

Brazil                             13.2%
India                               7.6
Mexico                              7.6
China                               7.5
Taiwan                              6.4
Malaysia                            6.0
South Africa                        6.0
South Korea                         5.6
Thailand                            4.4
Czech Republic                      4.2
Philippines                         4.2
Hungary                             4.1
Croatia                             4.0
Argentina                           3.9
Portugal                            3.1
Chile                               2.8
Indonesia                           1.8
Russia                              1.8
Turkey                              1.8
Peru                                1.5
Greece                              1.4
Egypt                               1.1
---------------------------------------
Total                             100.0%

MAJOR PORTFOLIO HOLDINGS
AT OCTOBER 31, 1996

SECURITY                                                         VALUE
-----------                                                   -----------
Telebras (ADRs) ........................................       $1,457,286
Cemig (ADRs) ...........................................        1,034,111
Samsung Electronics (GDRs) .............................        1,007,301
Pliva (GDRs) ...........................................          975,000
Gedeon Richter (GDRs) ..................................          864,000
Companhia Vale do Rio Doce (ADRs) ......................          819,940
Disco (ADRs) ...........................................          810,000
Formosa Fund ...........................................          795,420
EGIS ...................................................          783,459
Hindalco Industries (GDRs) .............................          781,650

As Seligman Henderson Emerging Markets Growth Fund began operations on May 28, 1996, "Largest Portfolio Changes" are not applicable for this reporting period.

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL GROWTH
OPPORTUNITIES FUND


NITIN MEHTA AND
LORIS MUZZATTI,
PORTFOLIO MANAGERS

[GROUP PHOTO]

INTERNATIONAL  TEAM:  (FROM  LEFT)  DAVID  THORNTON,   PETER  BASSETT,   MICHAEL
WOOD-MARTIN, HEATHER MANNERS, IAIN CLARK, STACEY NAVIN, BEN ELWES, NITIN MEHTA (PORTFOLIO MANAGER). MISSING FROM PHOTO: KIRSTEEN MORRISON US TEAM:

[GROUP PHOTO]

(FROM LEFT) LOUISE OH, NATALIE BILLON, LOUISE KNIGHT, DAVE LEVY, KEN LONDONER, (SEATED) LORIS MUZZATTI (PORTFOLIO MANAGER). MISSING FROM PHOTO: MICHELLE BORRE


SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND, WHICH COMMENCED OPERATIONS ON NOVEMBER 1, 1995, SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN THE STOCKS OF COMPANIES THAT HAVE THE POTENTIAL TO BENEFIT FROM GLOBAL ECONOMIC OR SOCIAL TRENDS.

       Growth investing around the world saw mixed results in the last 12 months. In the UK and Continental Europe, growth stocks significantly outperformed value stocks, while disappointing economic growth in the Pacific led to much weaker performance. Nonetheless, we have continued to focus our portfolio strategy on four major global themes: "Consumer is King;" "Global Trade;" "Productivity;" and "Quality of Life."

UNITED STATES

       In the past 12 months, the US financial markets were influenced by rapidly changing perceptions about the pace of economic growth and the future path of interest rates, as well as the impending presidential election, which further increased investor uncertainty. However, these issues were resolved to the advantage of investors. The economy's growth remained healthy with inflationary pressures abating, thus allowing the Federal Reserve Board to leave interest rates unchanged at its September 24 meeting. Meanwhile, the financial markets reacted indifferently to the presidential election, having already anticipated its outcome. After a short setback in July, the equity markets began their ascent, climbing to new highs by October 31.

       During the period, the US weighting was increased slightly and it now stands at 26.3%. Under the Consumer is King theme, Saks Holdings was purchased, due to its rapid expansion potential, as was Liz Claiborne, which has positive earnings growth potential. In the Quality of Life theme, the focus was on tourism, and Sun International Hotels, Sabre Group Holdings, and Viacom were purchased. The Fund's exposure to technology was also increased after the brief market reversal in July, with the purchase of Intel and increases in Microsoft and Sterling Software.

       The stable economic environment in the US should provide a positive backdrop for the ongoing performance of select growth stocks. The Fund's portfolio holdings in the US are attractively valued and have good long-term prospects.

CONTINENTAL EUROPE

       As foreseen in our April 30, 1996, Mid-Year Report, the outlook for the economies in Continental Europe changed significantly in the last six months as continued declines in interest rates finally yielded evidence of an economic recovery. In addition, weaker exchange rates against the US Dollar improved the prospects for exports.

         We believe that economic growth will accelerate and spread throughout Continental Europe. Therefore, the Fund's Continental European weighting was substantially increased to approximately 26% with the addition of several economically-sensitive growth stocks. For example, in the Consumer is King theme, the Fund invested in three leading brands: SMH Neuenberg in Switzerland, the maker of Swatch watches; Puma in Germany, a producer of athletic footwear; and Porsche in Germany, a manufacturer of luxury sports cars. In the Quality of Life theme, two hotel companies were added: Accor in France and Sol Melia in Spain. Finally, under the Productivity theme, two French securities were purchased: SGS-Thomson Microelectronics and Valeo, which are, respectively, a specialized semiconductor maker, and an auto components manufacturer benefiting from the consolidation among auto suppliers.

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL GROWTH
OPPORTUNITIES FUND


JAPAN

       Japan held great promise for economic growth six months ago, but ultimately failed to meet our expectations. Despite very low interest rates, falling bond yields, and the stimulating effects of a weaker currency, domestic and foreign equity investors remained on the sidelines. The resulting stock market performance was among the poorest in the world. Although we believe that Japan's economic recovery will eventually gain momentum, it may take longer than originally expected. Consequently, the Fund's exposure to the market was reduced, to end the period at 16.9%.

PACIFIC

       Overall, the Pacific markets experienced mixed fortunes. While Hong Kong rose significantly due to improving property prices and the receding likelihood of a US interest rate increase, other markets fared poorly. The decline in semiconductor prices and other commodity electronic products caused a sharp slowdown in exports, notably in Singapore, impeding economic growth. As a result, corporate profit forecasts were downgraded. Furthermore, political problems, particularly in Thailand and Indonesia, added to a deteriorating investment environment. While we believe that the setback in the overall region's export growth is largely a cyclical phenomenon, and therefore temporary, the recovery may take some time. Therefore, the Fund's weighting in the Pacific markets was reduced, to end the period at approximately 11.5%.

EMERGING MARKETS

      Performance in the emerging markets also varied widely. The Fund's investments in Central Europe and Latin America enjoyed handsome returns, while those in South Africa suffered from currency depreciation. Additionally, the gains made in India in the first quarter of 1996 were significantly reduced.

         Recently, the Fund made its first investment in Russia, purchasing Gazprom, the world's leading provider of natural gas. With ownership of a quarter of the world's gas reserves, and rising demand from Western Europe, we believe that Gazprom could enjoy growing profitability.

OUTLOOK

       We believe that a combination of higher global economic growth, subdued inflation, and widespread corporate restructuring supports a positive investment environment in which the current equity bull market can continue. Just as the US market enjoyed the rewards of a long business expansion in the last few years, we believe international markets are now poised to benefit from similar conditions. In particular, we favor the outlook for Continental Europe. A cyclical economic recovery, together with structural improvements, should allow corporate profits to grow substantially over the next few years. We are therefore optimistic for the Fund's investments for the next fiscal year and continue to see ample opportunities for growth investing around the world.

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL GROWTH
OPPORTUNITIES FUND


PERFORMANCE COMPARISON CHART AND TABLE

The following chart compares a $10,000 hypothetical investment made in Seligman Henderson Global Growth Opportunities Fund, with and without the maximum initial sales charge of 4.75% for Class A shares, and with the 1% contingent deferred sales load ("CDSL") for Class D shares, since the commencement of operations on November 1, 1995, through October 31, 1996, to a $10,000 hypothetical investment made in the Lipper Global Funds Average (Lipper Global Average) and the Morgan Stanley Capital International World Index (MSCI World Index) for the same period. The performance of Seligman Henderson Global Growth Opportunities Fund Class B shares is not shown in the chart but is included in the table below. It is important to keep in mind that the Average and Index do not include any fees or sales charges.

SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND

               CLASS A         CLASS A         CLASS D         LIPPER         MSCI WORLD
                 WITH          WITHOUT          WITH           GLOBAL         MSCI WORLD
             SALES CHARGE     SALES CHARGE      CDSL           AVERAGE          INDEX
             ------------     ------------      ----           -------          -----
11/1/95        9,520.00       10,000.00       10,000.00       10,000.00       10,000.00
11/30/95       9,560.00       10,042.02       10,028.01       10,187.00       10,349.00
12/31/95       9,840.00       10,336.13       10,322.13       10,371.38       10,653.26
1/31/96       10,106.66       10,616.24       10,602.24       10,674.23       10,848.22
2/29/96       10,293.33       10,812.32       10,784.31       10,804.45       10,916.56
3/31/96       10,560.00       11,092.44       11,064.42       10,977.33       11,099.96
4/30/96       10,880.00       11,428.57       11,386.55       11,376.90       11,363.03
5/31/96       11,066.66       11,624.65       11,568.63       11,523.66       11,374.39
6/30/96       11,093.33       11,652.66       11,596.64       11,483.33       11,433.54
7/31/96       10,626.66       11,162.46       11,106.44       10,951.65       11,031.08
8/31/96       10,826.66       11,372.55       11,302.52       11,250.63       11,160.14
9/30/96       10,986.66       11,540.61       11,456.58       11,583.65       11,598.73
10/31/96      10,773.33       11,316.52       11,132.49       11,568.59       11,682.24

TOTAL RETURNS*
FOR PERIODS ENDED OCTOBER 31, 1996

                                         SINCE                   ONE YEAR
                                       INCEPTION                 AND SINCE
                                        4/22/96                   11/1/95
                                     ------------              ------------
CLASS A
With Sales Charge                          n/a                     7.73%
Without Sales Charge                       n/a                    13.17
CLASS B
With 5% CDSL                             (5.24)%                    n/a
Without CDSL                             (0.25)                     n/a
CLASS D
With 1% CDSL                               n/a                    11.33
Without CDSL                               n/a                    12.33
LIPPER GLOBAL AVERAGE**                   1.68+                   15.69++
MSCI WORLD INDEX**                        2.81+                   16.82++


  * Return figures reflect any change in price per share and assume the reinvestment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase.

    Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
 ** The Lipper Global Average and the MSCI World Index are unmanaged benchmarks that assume reinvestment of estimated dividends and do not reflect fees and expenses. The monthly performance of the Lipper Global Average is used in the performance comparison chart and table. Investors may not invest directly in an average or an index.
  + From April 30, 1996.
 ++ From October 31, 1995.

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL GROWTH
OPPORTUNITIES FUND


LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED OCTOBER 31, 1996

                                                          SHARES
                                               ----------------------------
                                                                 HOLDINGS
ADDITIONS                                        INCREASE        10/31/96
-------------                                   -----------    ------------
Accor .........................................    16,763          16,763
Intel .........................................    17,000          17,000
Liz Claiborne .................................    43,000          43,000
Porsche .......................................     2,480           2,480
SGS-Thomson
   Microelectronics ...........................    51,770          51,770
Saks Holdings .................................    50,000          50,000
Sol Melia .....................................    77,226          77,226
Sun International Hotels ......................    42,000          42,000
Tabacalera ....................................    48,400          48,400
Valeo .........................................    38,460          38,460

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1) Includes 26,400 shares received as a result of a 2-for-1 stock split.


                                                         SHARES
                                              ----------------------------
                                                                HOLDINGS
REDUCTIONS                                     DECREASE         10/31/96
--------------                                -----------     ------------
Amgen ....................................        19,000           7,500
BSES (GDRs) ..............................        75,000              --
Boeing ...................................        12,000           6,900
Disney, Walt .............................        19,700              --
Lojas Americanas (ADRs) ..................        48,000              --
LVMH (Louis Vuitton
   Moet-Hennessy) ........................         6,310              --
Nippon Television Network ................         6,200              --
PepsiCo ..................................        31,900(1)       20,000
H.M. Sampoerna ...........................       142,000              --
STIC .....................................       663,000              --


PERCENTAGE OF INVESTMENTS BY COUNTRY
AT OCTOBER 31, 1996

United States                      26.3%
Japan                              16.9
United Kingdom                     10.5
Sweden                              6.9
France                              6.2
Germany                             4.7
Hong Kong                           3.7
India                               2.9
Spain                               2.3
Australia                           2.2
Thailand                            1.8
Hungary                             1.7
Singapore                           1.5
South Africa                        1.4
Switzerland                         1.4
Denmark                             1.2
Netherlands                         1.2
Brazil                              1.0
Malaysia                            1.0
Finland                             0.9
Norway                              0.8
Russia                              0.8
South Korea                         0.8
Italy                               0.7
Peru                                0.7
China                               0.4
Indonesia                           0.1
---------------------------------------
Total                             100.0%

MAJOR PORTFOLIO HOLDINGS
AT OCTOBER 31, 1996

SECURITY                                                         VALUE
-----------                                                   -----------
Serm Suk ................................................      $2,956,375
Gedeon Richter ..........................................       2,862,000
SGS-Thomson Microelectronics ............................       2,738,383
L.M. Ericsson Telefon (Series B) ........................       2,649,288
Kyocera .................................................       2,504,432
Secom ...................................................       2,439,491
Sanyo Shinpan Finance ...................................       2,368,407
Shimachu ................................................       2,334,796
Microsoft ...............................................       2,320,581
Valeo ...................................................       2,303,943

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL SMALLER
COMPANIES FUND


IAIN C. CLARK AND
ARSEN MRAKOVCIC,
PORTFOLIO MANAGERS

[CAPTION OF GROUP PHOTO]

INTERNATIONAL TEAM: (FROM LEFT) HEATHER MANNERS, ANDREW STACK, WILLIAM GARNETT, STEPHEN PEAK. MISSING FROM PHOTO: IAIN CLARK (PORTFOLIO MANAGER), MIRANDA RICHARDS

US TEAM: (FROM LEFT) LARRY ROSSO, STORM BOSWICK, CAROLYN ROGERS, GUS SCACCO, TED HILLENMEYER, (SEATED) ARSEN MRAKOVCIC (PORTFOLIO MANAGER), PAUL WICK, BRUCE ZIRMAN. MISSING FROM PHOTO:PAUL KRIEGER

[PHOTO]

SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND, WHICH COMMENCED INVESTMENT OPERATIONS ON SEPTEMBER 9, 1992, SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN SMALLER-COMPANY STOCKS IN THE US AND AROUND THE WORLD.

       Overall, with most regions experiencing a rally in the first half of 1996 and then a sharp correction in July, smaller companies around the world had a turbulent 12 months. Performance worldwide was less consistent following July. While smaller companies in Hong Kong and Malaysia reached new highs, they were still below their July levels elsewhere.

 UNITED STATES

       In the US, the initial public offering market that supported smaller-company performance earlier in the year began to taper off in May. It slowed dramatically in July and the US smaller-company market fell more than 7%. Earlier this year we reduced our weighting in the US to 31.1%, from a weighting of approximately 37% in November 1995. This reduction limited the impact of the July drop on the Fund's performance. We also took the decline of smaller-company stocks as a buying opportunity, using available cash to purchase companies such as Watson Pharmaceuticals, a manufacturer of off-patent drugs, Maxim Integrated Products, a manufacturer of integrated circuits, and Drilex International, a provider of precision drilling products, which were very attractive following the setback.

       Within three months of the July correction, larger-company indices marked new highs due to changing perceptions of economic growth and the future direction of interest rates. Smaller companies, however, did not match the surge of larger companies. The smaller-company indices remained below their previous highs despite evidence of better earnings growth and more reasonable valuation levels. However, current US smaller-company valuations could provide support for stronger future performance.

UNITED KINGDOM

       The last six months were much stronger for the UK than the November 1995 to April 1996 period. In US Dollar terms, the UK was the best performing market for the six months ended October 31. However, in absolute terms, smaller-company indices were still short of the levels previous to the July setback, and smaller companies underperformed larger companies.

       Nonetheless, there is little doubt that the economic background in the UK has improved. This year was marked by the end of the property slump, falling unemployment, and strong consumer spending. Indeed, interest rates were raised in order to dampen strong consumption. In addition, Sterling strengthened over the period, climbing almost 9% against the US Dollar since May.

       Throughout the period, the Fund's overall UK weighting remained unchanged at approximately 15%. However, we shifted the portfolio to increase the Fund's exposure to the outsourcing/technology sectors, with the purchase of CRT Group, a provider of training and recruitment services, and Kewill Systems, a computer systems and services company. Four biotechnology stocks were also added: Chiroscience Group; Peptide Therapeutics; Shire Pharmaceuticals; and Vanguard Medica Group.

CONTINENTAL EUROPE

       Overall, Continental European markets also showed improved performance. In US Dollar terms, Continental European smaller companies rose almost 6% in the six months prior to July. Thereafter, the pattern of performance matched global trends -- an equity market setback in July followed by underperformance compared to larger companies. As the summer progressed and clearer evidence of economic recovery emerged, particularly from June onwards,

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL SMALLER
COMPANIES FUND


       Continental European governments shifted their attention to fiscal policy and meeting the Maastricht criteria for entry into the European Monetary Union by 1999.

       Continental Europe remains our favored area for the longer term. We anticipate that economic growth should strengthen in the coming months and consumer spending should continue to improve. In light of this forecast, our exposure to Continental Europe was slightly increased in June, and at this time the portfolio's weighting stands at 27.5%. Existing holdings were added to, and new stocks were purchased: Rauma Group (Finland), a manufacturer of forestry-related machinery; Assystem (France), an industrial consultant; La Doria (Italy), a food producer; L'Europeenne d'Extincteurs (France), a distributor of fire extinguishers; and Hucke (Germany), a manufacturer of textiles and clothing.


JAPAN

       Japan seemed to hold great promise at April 30, but failed to meet our expectations and reward our increased weighting. The poor market performance was due to the slow pace of economic recovery in the second quarter of 1996, moribund consumer spending, and the recent Tankan Survey -- a measure of business confidence -- that suggested a slowdown in manufacturing. The weakness of the Yen, which benefits larger exporters more than domestically-oriented smaller companies, also contributed to the disappointing performance of smaller companies.

         Despite recent underperformance, we still like this region for its long-term potential. Historically, smaller-company stocks have outperformed as the economy recovered. Though economic growth has taken longer and has been more tentative than initially anticipated, we do not doubt that the recovery will come, and that smaller companies should benefit when it does. The Fund's Japanese weighting is focused on cyclical stocks such as Namura Shipbuilding, a shipbuilder, Tsubakimoto Nakishima, a manufacturer of ball bearings, and Sanyo Special Steel, a steel manufacturer.

PACIFIC

       After delivering strong market performance up to April 30, 1996, smaller companies in the Pacific were weak in the past six months due to collapsing markets in Thailand, South Korea, and Indonesia. It became clear that growth in the Pacific region was slowing, albeit from high levels, partly as a result of a decrease in exports. This raised concerns about currencies and the balance of payments. The Fund's weighting in the Pacific was decreased in the period to 7.3%, though exposure in Malaysia was increased with the purchases of Southern Bank, a commercial bank, and Sime UEP Properties, a property company, and in Hong Kong with the purchases of Mandarin Oriental, a manager of hotels, and Guangnan Holdings, a food distributor.

OUTLOOK

       Going forward, it is anticipated that the global economy will experience the strongest growth seen in a decade, and that any resulting increase in inflation or interest rates is likely to be muted. Such an environment should provide a constructive backdrop for the performance of smaller companies around the world.

         We believe Continental Europe offers strong potential for the coming year, and we will maintain our weighting there. Japanese smaller companies will require firm evidence of the economic recovery taking hold in order to perform well, but there are strong possibilities for 1997. Elsewhere, select smaller companies in the US and UK offer attractive opportunities, with strong long-term prospects.

--------------------------------------------------------------------------------
SELIGMAN
HENDERSON
GLOBAL SMALLER
COMPANIES
FUND


PERFORMANCE COMPARISON CHART AND TABLE

The following chart compares a $10,000 hypothetical investment made in Seligman Henderson Global Smaller Companies Fund Class A shares, with and without the maximum initial sales charge of 4.75%, since the commencement of investment operations on September 9, 1992, through October 31, 1996, to a $10,000 hypothetical investment made in the Lipper Global Small Company Funds Average (Lipper GSC Average) and the Morgan Stanley Capital International World Index (MSCI World Index) for the same period. The performances of Seligman Henderson Global Smaller Companies Fund Class B and Class D shares are not shown in the chart, but are included in the table below. It is important to keep in mind that the Average and Index do not include any fees or sales charges.

SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND

               CLASS A         CLASS A          LIPPER
                 WITH          WITHOUT            GSC         MSCI WORLD
             SALES CHARGE     SALES CHARGE      AVERAGE         INDEX
             ------------     ------------      -------         -----
8/31/92       9,520.00        10,000.00        10,000.00        10,000.00
10/31/92      9,533.33        10,014.00        10,080.67         9,644.00
             10,527.99        11,058.82        11,016.17         9,934.28
             11,342.97        11,914.89        11,574.32        11,263.49
             12,224.76        12,841.14        12,258.93        11,667.85
10/31/93     13,333.67        14,005.96        13,839.31        12,313.08
             15,149.91        15,913.78        14,979.59        12,995.23
             14,894.50        15,645.49        14,210.16        12,659.95
             14,262.69        14,981.83        13,814.77        12,904.29
10/31/94     16,037.13        16,845.73        14,590.18        13,318.52
             14,756.97        15,501.03        13,353.59        12,677.90
             16,461.30        17,291.29        14,182.38        13,960.90
             18,567.46        19,503.65        15,926.70        14,788.78
10/31/95     19,260.27        20,231.39        15,830.86        14,654.20
             19,921.84        20,926.32        16,567.49        15,896.88
             22,540.40        23,676.90        18,455.92        16,650.39
             21,930.39        23,036.14        17,539.05        16,165.86
10/31/96     22,525.52        23,661.28        18,238.36        17,119.65


TOTAL RETURNS*
FOR PERIODS ENDED OCTOBER 31, 1996

                                                                                             AVERAGE ANNUAL
                                                                           --------------------------------------------------
                                                   SINCE                                          SINCE
                                                 INCEPTION                 ONE                  INCEPTION             SINCE
                                                  4/22/96                 YEAR                   5/3/93              9/9/92
                                               ------------             --------              ------------       ------------
CLASS A
With Sales Charge                                 n/a                     11.42%                   n/a                21.64%
Without Sales Charge                              n/a                     16.95                    n/a                23.09
CLASS B
With 5% CDSL                                    (3.06)%                     n/a                    n/a                  n/a
Without CDSL                                     1.94                       n/a                    n/a                  n/a
CLASS D
With 1% CDSL                                      n/a                     15.14                    n/a                  n/a
Without CDSL                                      n/a                     16.14                  20.63%                 n/a
LIPPER GSC AVERAGE**                            (1.18)+                   15.21                  13.85++              15.50+++
MSCI WORLD INDEX**                               2.81+                    16.82                  12.69++              13.77+++


   * Return figures reflect any change in price per share and assume the reinvestment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase. Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

  ** The Lipper GSC Average and the MSCI World Index are unmanaged benchmarks that assume reinvestment of estimated dividends and do not reflect fees and expenses. The monthly performance of the Lipper GSC Average is used in the performance comparison chart and table. Investors may not invest directly in an average or an index.
   + From April 30, 1996.
  ++ From April 30, 1993.
 +++ From August 31, 1992.

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL SMALLER
COMPANIES FUND


LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED OCTOBER 31, 1996

                                                         SHARES
                                                ---------------------------
                                                                 HOLDINGS
ADDITIONS                                       INCREASE         10/31/96
-------------                                  -----------     ------------
AmeriSource Health (Class A) ..............       150,000         150,000
Assystem ..................................        78,780          78,780
Berg Electronics ..........................       300,000         350,000
CalEnergy .................................       275,000         425,000
L'Europeenne d'Extincteurs ................       131,660         131,660
Memtec (ADRs) .............................       150,000         150,000
Rauma Group ...............................       431,500         431,500
Roosevelt Financial Group .................       300,000         360,000
Universal Outdoor Holdings ................       255,000         255,000
Waters ....................................       244,000         244,000

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1) Includes 10,000 shares received as a result of a 3-for-2 stock split.


                                                          SHARES
                                                ---------------------------
                                                                 HOLDINGS
REDUCTIONS                                      DECREASE         10/31/96
--------------                                 -----------     ------------
Anchor Gaming .............................        39,000            --
Applied Extrusion
   Technologies ...........................       200,000            --
Chesapeake Energy .........................        40,000(1)         --
D'Ieteren Trading .........................        30,815            --
Hoganas (Series B) ........................        95,900            --
Marieberg Tidnings (Series A) .............        82,700            --
Oakley ....................................        86,000            --
Outdoor Systems ...........................        59,700            --
StrataCom .................................        55,000            --
Sumitomo Sitix ............................        85,000            --


PERCENTAGE OF INVESTMENTS BY COUNTRY
AT OCTOBER 31, 1996

United States                      31.1%
Japan                              18.4
United Kingdom                     14.8
France                              5.0
Sweden                              4.8
Germany                             4.7
Finland                             4.2
Hong Kong                           2.1
Netherlands                         1.9
Switzerland                         1.8
Australia                           1.7
Norway                              1.7
Denmark                             1.6
Malaysia                            1.5
Austria                             0.9
Italy                               0.9
Singapore                           0.9
Canada                              0.5
Indonesia                           0.5
India                               0.2
South Korea                         0.2
Taiwan                              0.2
Thailand                            0.2
Argentina                           0.1
Brazil                              0.1
---------------------------------------
Total                             100.0%


MAJOR PORTFOLIO HOLDINGS
AT OCTOBER 31, 1996

SECURITY                                                        VALUE
-----------                                                  ------------
CalEnergy ..............................................      $12,325,000
Berg Electronics .......................................        9,887,500
Rauma Group ............................................        7,882,233
L'Europeenne d'Extincteurs .............................        7,737,977
Waters .................................................        7,564,000
Universal Outdoor Holdings .............................        7,442,813
Dendrite International .................................        7,321,875
Assystem ...............................................        6,799,004
EKORNES ................................................        6,562,089
Moebel Walther .........................................        6,477,509

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL TECHNOLOGY FUND

BRIAN ASHFORD-RUSSELL
AND PAUL H. WICK,
PORTFOLIO MANAGERS

[CAPTION GROUP PHOTO]

INTERNATIONAL TEAM: (FROM LEFT) TIM WOOLEY, EMMA PARKINSON, NICKI BARKER, BRIAN ASHFORD-RUSSELL (PORTFOLIO MANAGER)

[PHOTO]

US TEAM: (FROM LEFT) LARRY ROSSO, STORM BOSWICK, CAROLYN ROGERS, GUS SCACCO, TED HILLENMEYER, (SEATED) ARSEN MRAKOVCIC, PAUL WICK (PORTFOLIO MANAGER), BRUCE ZIRMAN. MISSING FROM PHOTO:PAUL KRIEGER

SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND, WHICH COMMENCED OPERATIONS ON MAY 23, 1994, SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN SECURITIES OF COMPANIES AROUND THE WORLD THAT OPERATE IN THE TECHNOLOGY AND TECHNOLOGY-RELATED INDUSTRIES.

       In the last 12 months, modest economic growth and subdued inflationary pressures provided a healthy backdrop for the equity markets worldwide. Though Japan and a few countries in the Pacific were notable exceptions, equity share prices generally increased. The global technology market, on the other hand, gave its investors quite an exciting ride. Volatility was most pronounced in the US, where the first half of 1996 brought a significant inventory correction in the personal computer (PC) and components markets.

WORLDWIDE TECHNOLOGY MARKETS

       Indeed, US technology shares suffered a dramatic correction in July, and, at their lows, had fallen more than 20% in little more than six weeks' time. More important, individual shares fell far more dramatically, none so much as the many initial public offerings that came to market in late Spring. In Asia, technology shares also suffered from the sharp falls in component prices that accompanied the liquidation of surplus inventory. European shares, however, provided a stabilizing influence in the global technology market, and, although returns in the period were decidedly mixed, individual companies performed well.

         Since July, there has been a recovery in the technology market. In October, the conditions that had undermined technology stocks seemed to have finally ended. The inventory correction that adversely affected the technology market for much of the last 12 months, though painful while it lasted, seemed to have drawn to a close. PC demand appeared to be stronger going into the fourth quarter, and was particularly robust within the corporate market. Consequently, at October 31, technology shares around the world looked far healthier than they had for quite some time.

INVESTMENT STRATEGY

       With regard to country and industry allocation, the Fund's weighting in the US was increased in August to almost 57%, and the industry mix was changed significantly from a year ago. Early in 1996, we de-emphasized the portfolio's exposure to semiconductors, which was a large portion of the Fund's US assets in 1995, in view of the deteriorating supply and demand conditions. These assets were redeployed into networking/communications, with purchases of Cisco Systems, 3Com, U.S. Robotics, and Cabletron Systems. The networking/communications industry remains extremely buoyant as the leading companies continue to deliver exceptional earnings growth. Outside the US, a significant weighting in the outsourcing industry was maintained, which improved the performance of the Fund. In Europe, the combination of rapid changes in technology, the approaching new millennium, and the shift to a common currency is generating a tremendous increase in orders for information technology consultancy companies. More recently, we increased our exposure to companies that should benefit from the strength of PC demand in anticipation of strong earnings in the fourth quarter of 1996.

OUTLOOK

       Following 12 difficult months, the technology sector's valuations now look far more attractive. Earnings growth has been strong, and consequently price-to-earnings ratios have come down sharply. It is expected that strong earnings growth will continue into 1997, and we believe that technology stocks will provide stronger earnings than the equity markets in general.

--------------------------------------------------------------------------------
SELIGMAN
HENDERSON
GLOBAL
TECHNOLOGY
FUND

PERFORMANCE COMPARISON CHART AND TABLE

The following chart compares a $10,000 hypothetical investment made in Seligman Henderson Global Technology Fund, with and without the maximum initial sales charge of 4.75% for Class A shares, and without the 1% contingent deferred sales load ("CDSL") for Class D shares, since the commencement of operations on May 23, 1994, through October 31, 1996, to a $10,000 hypothetical investment made in the Lipper Global Funds Average (Lipper Global Average) and the Morgan Stanley Capital International World Index (MSCI World Index) for the same period. The performance of Seligman Henderson Global Technology Fund Class B shares is not shown in the chart, but is included in the table below. It is important to keep in mind that the Average and Index do not include any fees or sales charges.


SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND

               CLASS A         CLASS A         CLASS D         LIPPER
                 WITH          WITHOUT          WITH           GLOBAL         MSCI WORLD
             SALES CHARGE     SALES CHARGE      CDSL           AVERAGE          INDEX
             ------------     ------------      ----           -------          -----
5/31/94        $9,520.00      $10,000.00      $10,000.00      $10,000.00      $10,000.00
7/31/94        $9,613.33      $10,098.04      $10,084.03      $10,086.16      $10,165.00
10/31/94      $11,160.00      $11,722.69      $11,680.67      $10,447.58      $10,491.30
1/31/95       $10,694.90      $11,234.15      $11,149.86       $9,558.11       $9,986.67
4/30/95       $13,264.37      $13,933.17      $13,820.73      $10,254.09      $10,997.32
7/31/95       $16,856.25      $17,706.14      $17,523.22      $11,224.31      $11,649.46
10/31/95      $17,555.79      $18,440.96      $18,215.67      $11,061.83      $11,543.45
1/31/96       $15,895.38      $16,696.83      $16,458.19      $11,807.65      $12,522.33
4/30/96       $17,535.27      $18,419.39      $18,119.11      $12,584.94      $13,115.89
7/31/96       $15,003.51      $15,759.99      $15,476.74      $12,114.53      $12,734.22
10/31/96      $16,269.39      $17,089.69      $16,745.08      $12,796.98      $13,485.54

TOTAL RETURNS*
FOR PERIODS ENDED OCTOBER 31, 1996

                                                                                   AVERAGE ANNUAL
                                                                         ---------------------------------
                                                   SINCE
                                                 INCEPTION                 ONE                    SINCE
                                                  4/22/96                 YEAR                   5/23/94
                                               ------------              ------               ------------
CLASS A
With Sales Charge                                 n/a                    (11.72)%                22.04%
Without Sales Charge                              n/a                     (7.33)                 24.52
CLASS B
With 5% CDSL                                    (8.15)%                     n/a                    n/a
Without CDSL                                    (3.31)                      n/a                    n/a
CLASS D
With 1% CDSL                                      n/a                     (8.93)                   n/a
Without CDSL                                      n/a                     (8.07)                 23.48
LIPPER GLOBAL AVERAGE**                          1.68+                    15.69                  10.72++
MSCI WORLD INDEX**                               2.81+                    16.82                  13.15++


   * Return figures reflect any change in price per share and assume the reinvestment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase.

      Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
  ** The Lipper Global Average and the MSCI World Index are unmanaged benchmarks that assume reinvestment of estimated dividends and do not reflect fees and expenses. The monthly performance of the Lipper Global Average is used in the performance comparison chart and table. Investors may not invest directly in an average or an index.
    + From April 30, 1996.
   ++ From May 31, 1994.

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL TECHNOLOGY FUND

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED OCTOBER 31, 1996

                                                         SHARES
                                              ----------------------------
                                                                HOLDINGS
ADDITIONS                                      INCREASE         10/31/96
-------------                                 -----------     ------------
ADE ........................................      400,000         400,000
America Online .............................      400,000         400,000
Azlan ......................................      640,000         640,000
C-Cube Microsystems ........................      150,000         150,000
Cabletron Systems ..........................      130,000         130,000
Gateway 2000 ...............................      200,000         200,000
HADCO ......................................      550,000         550,000
Intel ......................................       80,000         200,000
Storage Technology .........................      250,000         250,000
Structural Dynamics Research ...............      350,000         350,000

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.


                                                         SHARES
                                              ----------------------------
                                                                HOLDINGS
REDUCTIONS                                     DECREASE         10/31/96
--------------                                -----------     ------------
Altera .....................................      150,000            --
Dell Computer ..............................      150,000            --
Electronics for Imaging ....................      150,000            --
KLA Instruments ............................      350,000            --
Lam Research ...............................      200,000            --
LSI Logic ..................................      300,000            --
Olivetti ...................................   13,000,000            --
Speedfam International .....................      400,000            --
Tektronix ..................................      160,000            --
Unitech ....................................      462,200            --


PERCENTAGE OF INVESTMENTS BY COUNTRY
AT OCTOBER 31, 1996


United States                      56.9%
United Kingdom                     15.2
Japan                              10.2
Netherlands                         2.4
South Korea                         2.1
Sweden                              1.9
France                              1.7
Israel                              1.5
Italy                               1.3
Taiwan                              1.2
Canada                              0.9
Germany                             0.9
Singapore                           0.8
Finland                             0.7
Australia                           0.6
Denmark                             0.6
Hong Kong                           0.3
Luxembourg                          0.3
Belgium                             0.2
Norway                              0.2
Brazil                              0.1
---------------------------------------
Total                             100.0%


MAJOR PORTFOLIO HOLDINGS
AT OCTOBER 31, 1996

SECURITY                                                        VALUE
-----------                                                 -------------
Intel ...............................................         $21,962,500
Cisco Systems .......................................          18,543,750
HADCO ...............................................          16,671,875
Logica ..............................................          13,223,031
EMC .................................................          13,125,000
3Com ................................................          12,183,750
Glenayre Technologies ...............................          11,559,375
Synopsys ............................................          11,312,500
America Online ......................................          10,850,000
Microchip Technology ................................          10,837,500

--------------------------------------------------------------------------------
INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 1996


                                            SHARES         VALUE
                                            ------         -----

COMMON STOCKS  98.3%

BANKING  11.0%
BANCO DE SANTANDER (SPAIN)
   Worldwide banking operation               22,284    $ 1,142,546
CS HOLDINGS (SWITZERLAND)
   Banking group                             11,215      1,116,635
DEUTSCHE BANK (GERMANY)
   Worldwide banking operation               23,950      1,110,484
HSBC HOLDINGS (UK)
   Provider of banking services              56,800      1,156,965
MALAYAN BANKING (MALAYSIA)
   Provider of banking services              69,000        682,628
ROYAL BANK OF SCOTLAND (UK)
   Provider of banking services             122,000      1,011,607
SIAM COMMERCIAL BANK (THAILAND)
   Provider of banking services              53,300        484,678
SOCIETE GENERALE (FRANCE)
   Provider of full banking and
   financial services                        10,303      1,108,466
SUMITOMO TRUST AND BANKING (JAPAN)
   Trust bank                               106,000      1,172,093
UTD OVERSEAS BANK (SINGAPORE)
   Comprehensive banking
   operation with substantial
   interests in Malaysia                     85,660        833,186
WESTPAC BANKING (AUSTRALIA)
   Provider of banking services             235,400      1,341,752
                                                       -----------
                                                        11,161,040
                                                       -----------
BUILDING MATERIALS 1.5%
CARADON (UK)
   Supplier of building products            242,000        951,131
GUJURAT AMBUJA CEMENT (GDSS)
(INDIA)
   Cement producer                           67,200        571,200
                                                       -----------
                                                         1,522,331
                                                       -----------
BUSINESS SERVICES 3.0%
CSK (JAPAN)
   Information services company              46,000      1,352,348
RENTOKIL (UK)
   Provider of commercial services such
   as pest control and office maintenance   160,400      1,076,802
S.I.T.A. (FRANCE)
   Collection, cleaning, and waste
   recycling services                         3,286        675,621
                                                       -----------
                                                         3,104,771
                                                       -----------


CHEMICALS 4.1%
BAYER (GERMANY)
   Producer of specialty chemicals,
   pharmaceuticals, and plastics             32,101      1,210,201
DSM (NETHERLANDS)
   Manufacturer of commodity chemicals        8,973        857,738
SANDOZ (SWITZERLAND)
   Global research-based pharmaceutical
   and nutrition group                          947      1,091,141
SKW TROSTBERG (GERMANY)
   Conglomerate involved in
   construction materials, chemicals,
   and agrochemicals                         23,971        702,265
TOYO INK MANUFACTURING (JAPAN)
   Ink manufacturer                          68,000        342,536
                                                       -----------
                                                         4,203,881
                                                       -----------
CONSTRUCTION AND
PROPERTY 4.7%
DBS LAND (SINGAPORE)
   Property developer                       196,000        617,849
EMPRESAS ICA SOCIEDAD
CONTROLADORA (ADRS)* (MEXICO)
   Construction company                      40,000        520,000
LAND AND HOUSE (THAILAND)
   Residential property developer            44,700        371,434
SUN HUNG KAI PROPERTIES (HONG KONG)
   Property developer                        99,000      1,126,702
SWIRE PACIFIC (HONG KONG)
   Conglomerate with major
   interests in property
   development and aviation                  94,000        829,701
UNITED ENGINEERS (MALAYSIA)
   Construction, principally
   managing expressways                     117,000        925,999
UNITED INDUSTRIAL (SINGAPORE)
   Property company, mainly in
   commercial rentals                       523,000        434,441
                                                       -----------
                                                         4,826,126
                                                       -----------
CONSUMER PRODUCTS  2.4%
ELECTROLUX (SERIES B) (SWEDEN)
   Manufacturer of appliances and
   outdoor and industrial products           12,586        699,961
KAO (JAPAN)
   Manufacturer of cosmetics and
   personal care products                    62,000        729,092
MATTHEW CLARK (UK)
   Manufacturer and wholesaler of
   alcoholic beverages                       80,000        408,815
SANKYO (JAPAN)
   Manufacturer of pachinko game
   equipment                                 16,000        556,033
                                                         ---------
                                                         2,393,901
                                                         ---------
ELECTRONICS 6.7%
ALPS ELECTRIC (JAPAN)
   Manufacturer of electrical equipment      66,000        816,674
PIONEER ELECTRONIC (JAPAN)
   Manufacturer of audio equipment,
   including laser disks                    123,000      2,428,697
SAMSUNG ELECTRONICS (GDSS) (SOUTH KOREA)
   Manufacturer of consumer
   electronics and semiconductors            14,690      1,032,967

----------
See footnotes on page 42.

--------------------------------------------------------------------------------
INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                            OCTOBER 31, 1996

                                           SHARES          VALUE
                                           ------          -----

ELECTRONICS (CONTINUED)
SAMSUNG ELECTRONICS (GDRS)*+
(SOUTH KOREA)
   Manufacturer of consumer
   electronics and semiconductors           4,219    $   75,942
SAMSUNG ELECTRONICS (GDRS) (VOTING)*+
(SOUTH KOREA)
   Manufacturer of consumer
   electronics and semiconductors             126         4,836
SAMSUNG ELECTRONICS (GDSS) (VOTING)*+
(SOUTH KOREA)
   Manufacturer of consumer
   electronics and semiconductors             420        19,173
TOSHIBA (JAPAN)
   Diversified manufacturer of
   consumer and industrial
   electronics                            384,000     2,399,368
                                                     ----------
                                                      6,777,657
                                                     ----------
FINANCIAL SERVICES 1.2%
GUANGDONG INVESTMENTS (CHINA)
   Diversified investment company
   investing in China                     690,000       495,260
NOMURA SECURITIES (JAPAN)
   Securities firm                         43,000       709,434
                                                     ----------
                                                      1,204,694
                                                     ----------
HEALTH AND HOUSEHOLD 3.9%
British Biotech (UK)
   Biotechnology company                  170,000       626,650
EGIS (HUNGARY)
   Manufacturer of pharmaceutical
   products                                 7,000       421,862
NOVO NORDISK (CLASS B) (DENMARK)
   Producer and supplier of insulin and
   industrial enzymes                       4,520       750,716
PHARMACIA & UPJOHN (SWEDEN)
   Global pharmaceutical and
   biotechnology company                   29,027     1,012,254
PLIVA (GDRS) (CROATIA)
   Manufacturer of pharmaceutical
   products                                 7,500       365,625
ROCHE HOLDINGS (SWITZERLAND)
   European pharmaceutical
   company and chemicals producer             102       769,022
                                                     ----------
                                                      3,946,129
                                                     ----------
INDUSTRIAL GOODS  AND
SERVICES 4.7%
ABB (SWEDEN)
   Manufacturer of heavy equipment
   for electric power generation and
   distribution                               938     1,155,486
CIE GENERALE DES EAUX (FRANCE)
   Water purification and distribution;
   energy production                       10,944     1,305,643
CITIC PACIFIC* (HONG KONG)
   Holding company with interests in
   Cathay Pacific Airlines, telecom-
   munications, and power stations        185,000       899,603

INDUSTRIAL GOODS  AND
SERVICES (CONTINUED)
SIEBE (UK)
   Designer and manufacturer of
   control devices and process
   control technology                      90,000    $1,415,637
                                                     ----------
                                                      4,776,369
                                                     ----------
INSURANCE 5.9%
AXA (FRANCE)
   Provider of insurance and
   financial services                      20,534     1,280,205
ING GROEP (NETHERLANDS)
   Worldwide underwriter of
   reinsurance; provider of
   financial and consumer credit           43,308     1,347,683
ISTITUTO NAZIONALE DELLE
ASSICURAZIONI (ITALY)
   Second largest domestic insurer        794,477     1,096,693
MITSUI MARINE & FIRE (JAPAN)
   Provider of non-life insurance         168,000     1,091,005
ZURICH VERSICHERUNG (SWITZERLAND)
   Provider of insurance services           4,255     1,161,065
                                                     ----------
                                                      5,976,651
                                                     ----------
LEISURE AND HOTELS 3.2%
ACCOR (FRANCE)
   Hotel operator and provider of
   related services                         9,115     1,142,612
GRANADA GROUP (UK)
   Television group with additional
   leisure interests                       96,000     1,381,900
SOL MELIA (SPAIN)
   Hotel manager and
   franchise company                       26,451       702,944
                                                      ---------
                                                      3,227,456
                                                      ---------
MANUFACTURING  8.0%
FKI BABCOCK (UK)
   Electrical engineering company         300,000     1,025,294
HOKKAI CAN (JAPAN)
   Manufacturer of cans for
   the food industry                       32,000       212,304
MANNESMANN (GERMANY)
   Plant and machinery construction;
   automotive technology                    3,127     1,215,970
MICHELIN (FRANCE)
   Manufacturer of all-purpose tires       19,467       936,964
PERUSAHAAN OTOMOBIL NASIONAL (MALAYSIA)
   Manufacturer of automobiles             73,000       462,208
ROLLS ROYCE (UK)
   Aerospace; power generation,
   transmission, and distribution
   systems                                241,000       996,227
SMH NEUENBERG (SWITZERLAND)
   Watch manufacturer of brands
   including Swatch and Omega               4,741       663,665
TOKYO STEEL MANUFACTURING (JAPAN)
   Producer of H beams                     23,000       355,243

--------------------------------------------------------------------------------
INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                            OCTOBER 31, 1996

                                              SHARES      VALUE
                                              ------      -----
MANUFACTURING (CONTINUED)
VOLKSWAGEN (GERMANY)
   Manufacturer of economy and
   luxury cars and trucks                      3,078    $1,216,188
YAMAHA (JAPAN)
   Manufacturer of musical instruments
   and audio equipment                        70,000     1,062,747
                                                        ----------
                                                         8,146,810
                                                        ----------
MEDIA 4.9%
ELSEVIER (NETHERLANDS)
   Global printer and publisher of
   professional trade journals and
   magazines                                  69,899     1,159,535
NEWS CORP. (AUSTRALIA)
   Global printer and publisher of
   professional trade journals
   and magazines                             162,946       926,193
NIPPON TELEVISION NETWORK (JAPAN)
   Japanese television broadcasters            2,630       761,650
REUTERS HOLDINGS (UK)
   Holding company for the Reuters
   news organization                          69,000       858,488
WPP GROUP (UK)
   Provider of worldwide marketing
   services, including advertising,
   public relations, and market research     340,000     1,261,599
                                                        ----------
                                                         4,967,465
                                                        ----------
METALS 3.8%
COMPANHIA VALE DO RIO DOCE (ADRS) (BRAZIL)
   Producer of iron ore and gold;
   transport operator                         30,000       630,723
HINDALCO INDUSTRIES (GDRS)+ (INDIA)
   Major aluminum producer                    30,000       521,100
MITSUBISHI MATERIALS (JAPAN)
   Non-ferrous smelter
   and cement producer                       273,000     1,212,269
SUMITOMO METAL INDUSTRIES (JAPAN)
   Blast furnace and steel producer          444,000     1,219,587
TSUBAKIMOTO NAKISHIMA (JAPAN)
   Manufacturer of ball bearings              32,000       314,524
                                                        ----------
                                                         3,898,203
                                                        ----------
PAPER AND PRINTING 0.7%
STORA KOPPARBERGS (SWEDEN)
   Manufacturer of forestry products          53,937       692,545
                                                        ----------
RESOURCES 4.4%
BRITISH PETROLEUM (UK)
   Oil producer, refiner, and
   distributor                               103,000     1,108,017
BROKEN HILL PROPRIETARY (AUSTRALIA)
   Resources company with interests
   in steel, oil, and minerals                48,046       637,097
ELF AQUITAINE (FRANCE)
   Oil and gas exploration;
   manufacturer of chemical compounds         14,956     1,193,805
GAS NATURAL (SPAIN)
   Producer of natural gas                     3,463       605,042

RESOURCES (CONTINUED)
NIPPON OIL (JAPAN)
   Oil distributor                            60,000    $  342,255
WMC (AUSTRALIA)
   Mineral and petroleum producer             94,000       590,112
                                                        ----------
                                                         4,476,328
                                                        ----------
RESTAURANTS 0.4%
DENNY'S (JAPAN)
   Restaurant operator                        14,000       443,528
                                                        ----------


RETAILING 6.4%
ADIDAS (GERMANY)
   Sporting goods                              7,427       624,118
AOYAMA TRADING (JAPAN)
   Retailer of suits and clothing             14,800       377,955
CARREFOUR SUPERMARCHE (FRANCE)
   Supermarket operator in Europe,
   the Americas, and Taiwan                    2,088     1,156,636
CENTROS COMERCIALES PRYCA (SPAIN)
   Owner and operator of
   hypermarkets                               29,430       674,989
JOSHIN DENKI (JAPAN)
   Budget electrical appliance retailer       34,000       417,727
KONINKLIJKE AHOLD (NETHERLANDS)
   International retailing organization,
   focusing on distributing and selling
   food products                              20,213     1,177,145
SM PRIME HOLDINGS (PHILIPPINES)
   Operator of shopping malls              2,352,000       501,187
TESCO (UK)
   Supermarket chain                         249,000     1,347,407
TSUTSUMI JEWELRY (JAPAN)
   Manufacturer and retailer
   of jewelry                                  7,000       220,535
                                                         ---------
                                                         6,497,699
                                                         ---------
TELECOMMUNICATIONS                                            7.9%
GRUPO CARSO (ADRS)*+ (MEXICO)
   Holding company with a substantial
   stake in Telmex and a number
   of industrial subsidiaries                 65,000       584,675
L.M. ERICSSON TELEFON (SERIES B) (SWEDEN)
   Manufacturer of telecommunications
   equipment                                  46,462     1,256,674
NIPPON TELEGRAPH & TELEPHONE (JAPAN)
   Telecommunications company                    343     2,393,023
SPT TELECOM (CZECH REPUBLIC)
   Provider of telecommunications
   services                                    3,500       373,591
STET SOCIETA' FINANZARIA TELEFONICA (ITALY)
   Holding company for a number of
   telecommunications businesses             461,410     1,228,254
TELEBRAS (ADRS) (BRAZIL)
   Provider of telecommunications
   services                                    9,686       716,511
TELEFONICA DEL PERU (ADRS) (PERU)
   Provider of telecommunications
   services                                   33,500       690,938

----------
See footnotes on page 42.

--------------------------------------------------------------------------------
INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                            OCTOBER 31, 1996

                                                SHARES          VALUE
                                                ------          -----

TELECOMMUNICATIONS (CONTINUED)
TELEKOMMUNIKASI (Indonesia)
   Domestic telecommunications
   monopoly                                     16,000    $     23,956
TELEKOMMUNIKASI (ADRS) (INDONESIA)
   Domestic telecommunications
   monopoly                                     27,000         810,000
                                                          ------------
                                                             8,077,622
                                                          ------------
TOBACCO 1.1%
B.A.T. INDUSTRIES (UK)
   Manufacturer of tobacco products;
   financial services company                  168,000       1,170,202
                                                          ------------

TRANSPORTATION 4.7%
BAA (UK)
   One of the world's largest owners
   and operators of airports, including
   Heathrow and Gatwick                        116,000         939,201
EAST JAPAN RAILWAY (JAPAN)
   Provider of railway services                    339       1,555,919
LUFTHANSA (GERMANY)
   Airline services worldwide;
   operator of Penta hotels                     82,380       1,075,053
MITSUI O.S.K. LINES (JAPAN)
   Shipping company                            435,000       1,213,954
                                                          ------------
                                                             4,784,127
                                                          ------------

UTILITIES 2.5%
IBERDROLA (SPAIN)
   Provider of electric utility services       127,375    $  1,351,023
VEBA (GERMANY)
   Provider of electric energy                  21,989       1,171,442
                                                          ------------
                                                             2,522,465
                                                          ------------
MISCELLANEOUS  1.2%
TAIWAN AMERICAN FUND (TAIWAN)
   Fund investing in Taiwan25,500                              332,520
TAIWAN FUND (TAIWAN)
   Mainstream closed-end fund 90,000                           877,500
                                                          ------------
                                                             1,210,020
                                                          ------------
TOTAL INVESTMENTS 98.3%
   (Cost $94,249,303)                                      100,008,020
OTHER ASSETS LESS LIABILITIES 1.7%                           1,749,985
                                                          ------------
NET ASSETS 100.0%                                         $101,758,005
                                                          ============

----------
See footnotes on page 42.

--------------------------------------------------------------------------------
EMERGING MARKETS GROWTH FUND

PORTFOLIO OF INVESTMENTS                                       OCTOBER 31, 1996


                                                      SHARES           VALUE
                                                      ------           -----

COMMON STOCKS  91.7%
AUTOMOTIVE MANUFACTURING  3.3%
QINGLING MOTORS*(CHINA)
   Manufacturer of lightweight trucks                1,800,000         $ 756,567
TATA ENGINEERING AND LOCOMOTIVE
(GDRS) (INDIA)
   Manufacturer of commercial
   automotive vehicles                                  53,000           715,500
                                                                       ---------
                                                                      1 ,472,067
                                                                       ---------
CONSTRUCTION AND PROPERTY  3.9%
CITIC PACIFIC (CHINA)
   Holding company with interests in
   Cathay Pacific Airlines, telecom-
   munications, and power stations                     147,000           714,820
GRUPO ARA (MEXICO)
   Provider of construction and
   engineering services                                137,000           292,049
GRUPO TRIBASA (ADRS) (MEXICO)
   Provider of construction and
   engineering services                                 61,300           283,512
IJM (MALAYSIA)
   Provider of construction
   and property services                               200,000           435,299
                                                                       ---------
                                                                      1 ,725,680
                                                                       ---------
CONSUMER GOODS AND SERVICES  7.2%
COMPANHIA CERVEJARA BRAHMA (BRAZIL)
   Producer of beer and
   other beverages                                      59,500           766,063
HELLENIC BOTTLING (GREECE)
   Producer of Coca-Cola and
   other beverages                                      17,600           565,764
PANAMERICAN BEVERAGES (ADRS) (MEXICO)
   Producer of Coca-Cola and
   other beverages                                      13,600           593,300
SAN MIGUEL (CLASS B) (PHILIPPINES)
   Producer of beer and
   other beverages                                     176,000           636,225
SOUTH AFRICAN BREWERIES (SOUTH AFRICA)
   Producer of beer and
   other beverages                                      23,100           600,064
                                                                       ---------
                                                                       3,161,416
                                                                       ---------
DRUGS AND HEALTH CARE  6.0%
EGIS (HUNGARY)
   Manufacturer of pharmaceutical
   products                                             13,000           783,459
GEDEON RICHTER (GDRS) (HUNGARY)
   Manufacturer of pharmaceuticals;
   cosmetics; and pesticides                            16,000           864,000
PLIVA (GDRS) (CROATIA)
   Manufacturer of pharmaceutical
   products                                             20,000           975,000
                                                                       ---------
                                                                       2,622,459
                                                                       ---------
ELECTRIC UTILITIES  6.9%
BSES (GDRS)*+ (INDIA)
   Provider of electrical utility services              31,000           589,000

ELECTRIC UTILITIES (CONTINUED)
CEMIG (ADRS) (BRAZIL)
   Provider of electrical utility services              32,600        $1,034,111
COMPANHIA ENERGETICA DE SAO PAULO
(ADRS) (BRAZIL)
   Provider of electrical utility services              38,700           392,124
ELECTRICITY GENERATING PUBLIC COMPANY
(THAILAND)
   Provider of electrical utility services             150,000           435,072
HUANENG POWER INTERNATIONAL (ADRS)*
(CHINA)
   Developer and manufacturer of
   coal-fired power plants                              18,000           274,500
KOREA ELECTRIC POWER (ADRS) (SOUTH KOREA)
   Provider of electrical utility services              17,000           306,000
                                                                       ---------
                                                                       3,030,807
                                                                       ---------
FINANCIAL SERVICES  13.8%
BANGKOK BANK (THAILAND)
   Provider of banking services                         55,000           586,368
BANK INTERNASIONAL (INDONESIA)
   Provider of banking services                        424,000           682,609
COMMERCIAL INTERNATIONAL BANK+ (EGYPT)
   Provider of banking services                         30,000           431,400
FINANCE ONE PUBLIC COMPANY (THAILAND)
   Provider of financial services                       50,200           141,669
GRUPO FINANCIERO BANAMEX ACCIVAL
(CLASS B) (MEXICO)
   Provider of banking services                        131,000           278,437
GUANGDONG INVESTMENTS (CHINA)
   Diversified company investing
   in China                                            940,000           674,702
KOMERCNI BANKA (GDRS) (CZECH REPUBLIC)
   Provider of banking services                         23,000           572,125
KOREA EXCHANGE BANK (SOUTH KOREA)
   Provider of banking services                         47,000           461,325
MALAYAN BANKING (MALAYSIA)
   Provider of banking services                         64,000           633,162
METROPOLITAN BANK & TRUST (PHILIPPINES)
   Provider of banking services                         25,000           551,750
STATE BANK OF INDIA (GDRS) (INDIA)
   Provider of banking services                         29,600           436,600
ZAGREBACKA BANKA (GDRS)*+ (CROATIA)
   Provider of banking services                         35,000           651,875
                                                                       ---------
                                                                       6,102,022
                                                                       ---------
INDUSTRIAL GOODS AND SERVICES  4.4%
ALFA (MEXICO)
   Producer of steel, chemicals, and
   food products                                       154,300           640,819
SKODA PLZEN (CZECH REPUBLIC)
   Manufacturer of engineering
   equipment                                            19,000           603,700
UNITED ENGINEERS (MALAYSIA)
   Construction, principally
   managing expressways                                 88,000           696,478
                                                                       ---------
                                                                      1 ,940,997
                                                                       ---------
----------
See footnotes on page 42.

--------------------------------------------------------------------------------
EMERGING MARKETS GROWTH FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)                          OCTOBER 31, 1996


                                                        SHARES           VALUE
                                                        ------           -----

LEISURE AND HOTELS  2.5%
GRUPO TELEVISA (GDRS)* (MEXICO)
   Provider of television and other
   media services                                         19,300      $  506,625
SHANGRI-LA ASIA (CHINA)
   Developer of hotels and associated
   properties                                            420,000         600,210
                                                                      ----------
                                                                       1,106,835
                                                                      ----------
MANUFACTURING 5.0%
CROMPTON GREAVES (GDRS)+ (INDIA)
   Manufacturer of power generation
   equipment                                             130,000         560,300
FRASER & NEAVE HOLDINGS (MALAYSIA)
   Manufacturer of glass bottles and
   glass products                                        126,000         638,227
SAMSUNG ELECTRONICS (GDRS)+
(SOUTH KOREA)
   Manufacturer of consumer
   electronics and semiconductors                         14,325       1,007,301
                                                                      ----------
                                                                       2,205,828
                                                                      ----------
METALS    7.1%
CHINA STEEL (GDRS) (TAIWAN)
   Producer of steel and steel products                   24,500         468,440
COMPANHIA VALE DO RIO DOCE (ADRs) (Brazil)
   Producer of iron ore and gold;
   transport operator                                     39,000         819,940
HINDALCO INDUSTRIES (GDRS)+ (INDIA)
   Producer of aluminum and
   aluminum products                                      45,000         781,650
POHANG IRON & STEEL (ADRS) (SOUTH KOREA)
   Producer of steel and steel
   products                                               24,000         498,000
USINAS SIDERURGICAS DE MINAS GERAIS
(ADRS)+ (BRAZIL)
   Producer of steel and steel products                   51,600         537,398
                                                                      ----------
                                                                       3,105,428
                                                                      ----------
RESOURCES 8.7%
ANGLO-AMERICAN CORPORATION OF SOUTH AFRICA
(SOUTH AFRICA)
   Producer of a wide variety of
   minerals                                               10,000         600,979
EXPLORATION & PRODUCTION (THAILAND)
   Producer of oil and gas                                43,000         616,862
GAZPROM (ADRS)*+ (RUSSIA)
   Producer of natural gas                                41,750         730,625
GENCOR (SOUTH AFRICA)
   Holding company with interests in
   gold, platinum, and coal mining                       172,500         598,691
PEREZ (ADRS) (ARGENTINA)
   Producer of oil and gas, and
   provider of energy services                            61,600         776,252
QUIMICA MINERA CHILE (ADRS) (CHILE)
   Producer of fertilizer and iodine;
   manufacturer of industrial chemicals                    8,500         488,750
                                                                      ----------
                                                                       3,812,159
                                                                      ----------
RETAILING 10.8%
BOMPRECO SUPERMERCADOS NORDE
(GDRS)* (BRAZIL)
   Large retailer of food and
   consumer products                                     19,900      $   328,350
CIFRA (ADRS)* (MEXICO)
   Retailer of food and consumer
   products                                             364,250          464,564
DISCO (ADRS)* (ARGENTINA)
   Retailer of food and consumer
   products                                              36,000          810,000
JERONIMO MARTINS (PORTUGAL)
   Retailer of food and consumer
   products                                               7,000          636,612
MATAHARI PUTRA PRIMA RIGHTS* (INDONESIA)
   Retailer of consumer products                        136,000           59,116
METRO CASH & CARRY (SOUTH AFRICA)
   Retailer of food and consumer
   products                                             202,000          602,150
MIGROS TURK (TURKEY)
   Retailer of food and consumer
   products                                             725,000          729,740
SANTA ISABEL (ADRS) (CHILE)
   Retailer of food and consumer
   products                                              22,500          632,813
SM PRIME HOLDINGS (PHILIPPINES)
   Developer and operator of
   retail properties                                  2,400,000          511,416
                                                                     -----------
                                                                       4,774,761
                                                                     -----------
TELECOMMUNICATIONS 7.3%
PORTUGAL TELECOM (PORTUGAL)
   Provider of telecommunications
   services                                               6,000          155,570
PORTUGAL TELECOM (ADRS) (PORTUGAL)
   Provider of telecommunications
   services                                              18,000          465,750
SPT TELECOM* (CZECH REPUBLIC)
   Provider of telecommunications
   services                                               4,900          523,028
TELEBRAS (ADRS) (BRAZIL)
   Provider of telecommunications
   services                                              19,700        1,457,286
TELEFONICA DEL PERU (PERU)
   Provider of telecommunications
   services                                              30,000          618,750
                                                                     -----------
                                                                       3,220,384
                                                                     -----------
MISCELLANEOUS  4.8%
FORMOSA FUND* (TAIWAN)
   Closed-end fund investing in Taiwan                       90          795,420
TAIPEI FUND* (TAIWAN)
   Closed-end fund investing in Taiwan                       90          756,000
TAIWAN OPPORTUNITIES FUND* (TAIWAN)
   Closed-end fund investing in Taiwan                   53,000          557,560
                                                                     -----------
                                                                       2,108,980
                                                                     -----------
TOTAL INVESTMENTS 91.7%                                               40,389,823
   (Cost $41,301,272 )
OTHER ASSETS LESS LIABILITIES 8.3%                                     3,679,635
                                                                     -----------
NET ASSETS 100.0%                                                    $44,069,458
                                                                     ===========
-----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL GROWTH OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS                                        October 31, 1996

                                                          SHARES           VALUE
                                                          ------           -----

COMMON STOCKS  98.1%
AEROSPACE   1.5%
BOEING (US)
   Aerospace manufacturer                                6,900         $ 658,088
ROLLS ROYCE (UK)
   Aerospace; power generation,
   transmission, and distribution
   systems                                             450,000         1,860,175
                                                                     -----------
                                                                       2,518,263
                                                                     -----------
AUTOMOTIVE AND RELATED 4.1%
AUTOLIV (SWEDEN)
   Manufacturer and worldwide retailer
   of automobile airbags and other
   safety equipment                                     46,550         1,973,462
PORSCHE* (GERMANY)
   Manufacturer of luxury sportscars                     2,480         1,683,572
TATA ENGINEERING AND LOCOMOTIVE
(GDRS) (INDIA)
   Manufacturer of commercial
   automotive vehicles                                  80,000         1,080,000
VALEO (FRANCE)
   Manufacturer of automotive
   components                                           38,460         2,303,943
                                                                     -----------
                                                                       7,040,977
                                                                     -----------
BUSINESS GOODS AND SERVICES  3.8%
FIRST DATA  (US)
   Information processing                               20,200         1,610,950
INTERPUBLIC GROUP OF COMPANIES (US)
   Global advertising through
   three agencies in various countries                  36,900         1,789,650
TOMRA SYSTEMS (NORWAY)
   Provider of recycling systems,
   mainly for beverage cans                             90,000         1,273,850
WPP GROUP  (UK)
   Provider of worldwide marketing
   services, including advertising,
   public relations, and market research               500,000         1,855,293
                                                                     -----------
                                                                       6,529,743
                                                                     -----------
COMPUTER AND
TECHNOLOGY RELATED  5.2%
ELECTRONIC DATA SYSTEMS (US)
   Computer systems and services                        15,000           675,000
INFORMIX*  (US)
   Designer, manufacturer, and supporter
   of database management systems                       51,300         1,138,219
MICROSOFT*  (US)
   Producer of microcomputer software                   16,900         2,320,581
PARITY (UK)
   Software and consultancy                            300,000         1,628,264
STERLING COMMERCE* (US)
   Developer of electronic data
   interchange software                                 41,248         1,160,109
STERLING SOFTWARE*  (US)
   Computer software; management
   of data processing software                          25,900           841,750
COMPUTER AND
TECHNOLOGY RELATED (CONTINUED)
3COM*  (US)
   Supplier of adapter cards, hubs, and
   routers for local area computer
   networks                                             15,000       $ 1,015,312
                                                                     -----------
                                                                       8,779,235
                                                                     -----------
CONSUMER GOODS AND
SERVICES  13.4%
ADIDAS  (GERMANY)
   Manufacturer of sporting goods                       27,080         2,275,630
APCOA PARKING* (GERMANY)
   Operator of parking garages
   throughout Europe                                    11,000         1,109,244
ASSA ABLOY (SERIES B) (SWEDEN)
   Developer, manufacturer, and
   marketer of mechanical locks for
   doors and windows                                   120,000         1,841,651
COCA-COLA AMATIL (AUSTRALIA)
   Manufacturer and marketer of
   Coca-Cola products for Australia,
   the Pacific, and Eastern Europe                     156,000         2,142,680
GUANGNAN HOLDINGS (HONG KONG)
   Distributor of live and fresh
   food products                                     1,250,000           848,712
LIZ CLAIBORNE (US)
   Designer and distributor of
   women's apparel                                      43,000         1,816,750
MODERN PHOTO FILM  (INDONESIA)
   Producer and distributor of Fuji
   photo film and other photographic
   materials                                            84,000           224,037
OAKLEY*  (US)
   Manufacturer of designer sunglasses
   and goggles                                          88,800         1,320,900
PEPSICO  (US)
   Soft drinks, snack foods, and
   restaurants                                          20,000           592,500
PROCTER & GAMBLE  (US)
   Manufacturer of household products                   17,800         1,762,200
PUMA*  (GERMANY)
   Manufacturer and marketer of footwear
   and other sporting goods                             21,340           629,405
RAISION TEHTAAT  (FINLAND)
   Processor and marketer of
   agricultural products                                24,000         1,431,433
SERM SUK  (THAILAND)
   Manufacturer and distributor of
   Pepsi-Cola drinks under franchise                    96,700         2,956,375
SMH NEUENBERG  (SWITZERLAND)
   Watch manufacturer of brands
   including Swatch and Omega                           13,000         1,819,795
SOUTH AFRICAN BREWERIES (SOUTH AFRICA)
   Investor in the beverage, retail, and
   hotel industries                                     39,149         1,016,965
WANT WANT HOLDINGS* (SINGAPORE)
   Manufacturer of rice crackers                       418,000         1,028,280
                                                                     -----------
                                                                      22,816,557
                                                                     -----------
----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL GROWTH OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS                                        October 31, 1996

                                                          SHARES           VALUE
                                                          ------           -----

DISTRIBUTORS  1.2%
RYOYO ELECTRO  (Japan)
   Distributor of electronic goods                     118,000     $   2,091,795
                                                                     -----------
DIVERSIFIED  1.2%
CITIC PACIFIC*  (HONG KONG)
  Holding  company with  interests
  in Cathay  Pacific Airlines,
  telecommunications, and
  power stations                                       432,000         2,100,694
                                                                     -----------
DRUGS AND HEALTH CARE  9.4%
AMGEN*  (US)
   Biotechnology company                                 7,500           459,844
ARTERIAL VASCULAR ENGINEERING* (US)
   Manufacturer of coronary
   care equipment                                       54,000           833,625
BRITISH BIOTECH* (UK)
   Biotechnology company                               300,000         1,105,852
COLUMBIA/HCA HEALTHCARE  (US)
   Provider of medical services in
   several specialty hospitals                          43,650         1,560,487
GEDEON RICHTER  (HUNGARY)
   Manufacturer of pharmaceuticals;
   cosmetics; and pesticides                            53,000         2,862,000
GUIDANT  (US)
   Health care products, cardiac rhythm
   management, and catheters                            38,000         1,752,750
HOGY MEDICAL  (JAPAN)
   Largest producer of disposable
   surgical gowns and medical supplies                  34,600         1,563,756
PFIZER  (US)
   Ethical drugs; hospital products; and
   specialty chemicals                                  22,200         1,837,050
PHARMACIA & UPJOHN  (SWEDEN)
   Global pharmaceutical and
   biotechnology company                                50,600         1,764,566
ROUSSEL UCLAF (FRANCE)
   Pharmaceutical, chemical, and
   agroveterinary products                               4,435         1,171,652
UNITED HEALTHCARE  (US)
   Owner and manager of HMO and
   specialty managed care centers                       27,900         1,056,713
                                                                     -----------
                                                                      15,968,295
                                                                     -----------
ELECTRIC AND GAS UTILITIES  1.2%
GAZPROM (ADRS)*+ (RUSSIA)
   Producer of natural gas                              75,000         1,312,500
HUANENG POWER INTERNATIONAL* (CHINA)
   Developer and manufacturer of
   coal-fired power plants                              45,000           686,250
                                                                     -----------
                                                                       1,998,750
                                                                     -----------
ELECTRONICS  8.2%
ADAPTEC* (US)
   Manufacturer of computer
   data-flow systems                                    10,000           608,125
ELECTRONICS (CONTINUED)
DAITEC (JAPAN)
   Developer of point-of-sale systems
   for Nippon Oil Company                               20,900     $   1,219,702
INTEL (US)
   Microprocessors and FLASH
   memory circuits                                      17,000         1,866,813
KEYENCE  (JAPAN)
   Manufacturer of detection devices
   and measuring control equipment                      19,500         2,258,885
KYOCERA  (JAPAN)
   Supplier of semiconductor packaging,
   capacitors, and cellular components                  38,000         2,504,432
NIHON DEMPA KOGYO (JAPAN)
   Manufacturer of quartz electronic
   parts in Malaysia and China                          65,000         1,357,613
SAMSUNG ELECTRONICS  (GDRS)+ (SOUTH KOREA)
   Manufacturer of consumer
   electronics and semiconductors                        4,700           330,493
SAMSUNG ELECTRONICS (GDRS)* (SOUTH KOREA)
   Manufacturer of consumer
   electronics and semiconductors                       23,270         1,062,276
SGS-THOMSON MICROELECTRONICS* (FRANCE)
   Manufacturer of semiconductor
   integrated circuits                                  51,770         2,738,383
                                                                     -----------
                                                                      13,946,722
                                                                     -----------
ENTERTAINMENT AND LEISURE  10.7%
ACCOR (FRANCE)
   Hotel operator and provider
   of related services                                  16,763         2,101,328
CAPITAL RADIO (UK)
    Radio broadcasting company                         125,000         1,187,021
GRANADA GROUP (UK)
   Television group with additional
   leisure interests including hotels                  128,800         1,854,050
HIS  (JAPAN)
   Travel agency specializing in
   overseas and package tours                           34,100         1,807,495
INDIAN HOTELS (GDRS)* (INDIA)
   Owner, operator, and manager of
   luxury hotels                                        70,000         1,636,250
INTERNATIONAL GAME TECHNOLOGY (US)
   Designer and manufacturer of
   video games                                          60,000         1,267,500
SABRE GROUP HOLDINGS* (US)
   Travel reservations system provider                  51,200         1,561,600
SOL MELIA* (SPAIN)
   Hotel manager and franchise
   company                                              77,226         2,052,307
SUN INTERNATIONAL HOTELS* (US)
   Operator of resort and
   casino hotels                                        42,000         1,984,500
TELEVISION BROADCASTING (HONG KONG)
   Television broadcasting,
   production, and licensing group                     444,000         1,556,122
VIACOM (CLASS B)  (US)
   Diversified entertainment
   communications company                               39,300         1,282,163
                                                                     -----------
                                                                      18,290,336
                                                                     -----------
----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL GROWTH OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                            October 31, 1996

                                                          SHARES           VALUE
                                                          ------           -----
FINANCIAL SERVICES  7.2%
AMERICAN INTERNATIONAL GROUP  (US)
   Commercial and industrial insurer                    16,500       $ 1,792,313
DONALDSON, LUFKIN & JENRETTE  (US)
   Investment and merchant bank                         48,100         1,545,213
MALAYSIA ASSURANCE (MALAYSIA)
   Provider of life and general
   insurance                                            33,000           161,931
MANHATTAN CARD  (HONG KONG)
   Operator of credit card business                  3,530,000         1,746,214
MBNA  (US)
   Issuers of credit cards; deposit,
   loan, and transaction processing                     60,100         2,268,775
MEDIOLANUM* (ITALY)
   Life insurer; provider of a wide
   range of financial services                         124,000         1,228,414
SANYO SHINPAN FINANCE (JAPAN)
   Consumer finance company                             39,000         2,368,407
STATE BANK OF INDIA (GDRS)* (INDIA)
   Provider of banking services                         73,800         1,088,550
                                                                     -----------
                                                                      12,199,817
                                                                     -----------
INDUSTRIAL GOODS AND
SERVICES  1.2%
ABB (SWEDEN)
   Manufacturer of heavy equipment
   for electric power generation and
   distribution                                          1,626         2,003,006
                                                                     -----------
MANUFACTURING AND
INDUSTRIAL EQUIPMENT  4.5%
ASAHI DIAMOND INDUSTRIES  (JAPAN)
   Manufacturer of
   diamond-tipped tools                                200,000         2,071,084
DOMNICK HUNTER GROUP  (UK)
   Manufacturer of filtration,
   purification, and separation
   products                                            200,000         1,298,705
KALMAR INDUSTRIES (SWEDEN)
   Manufacturer of forklifts and
   special lift trucks                                  83,600         1,295,721
LARSEN & TOUBRO (GDRS) (INDIA)
   Producer of engineering
   equipment                                            76,000         1,102,000
SIEBE  (UK)
   Designer and manufacturer of
   control devices and process
   control technology                                  115,000         1,808,870
                                                                     -----------
                                                                       7,576,380
                                                                     -----------
PAPER AND PACKAGING  0.3%
BOBST  (SWITZERLAND)
   Manufacturer of machinery for the
   paper and package industries                            410           529,314
                                                                     -----------



PUBLISHING  2.1%
ELSEVIER  (NETHERLANDS)
   Global printer and publisher of
   professional trade journals and
   magazines                                           122,250       $ 2,027,971
SINGAPORE PRESS HOLDING  (SINGAPORE)
   Newspaper publisher, printer, and
   distributor                                          93,000         1,545,048
                                                                     -----------
                                                                       3,573,019
                                                                     -----------
RESOURCES  1.6%
GENCOR  (SOUTH AFRICA)
   Holding company with interests in
   gold, platinum, and coal mining                     367,000         1,273,736
WMC  (AUSTRALIA)
   Mineral and petroleum producer                      232,500         1,459,585
                                                                     -----------
                                                                       2,733,321
                                                                     -----------
RESTAURANTS  1.2%
PIZZA EXPRESS  (UK)
   Restaurant operator in the UK                       245,000         2,055,429
                                                                     -----------


RETAIL TRADE  5.8%
HOME DEPOT  (US)
   Retailer of home improvement
   products and building materials                      33,800         1,850,550
JOSHIN DENKI  (JAPAN)
   Budget electrical appliance retailer                178,000         2,186,924
SAKS HOLDINGS* (US)
   Worldwide fashion retailer                           50,000         1,750,000
SHIMACHU  (JAPAN)
   Furniture retailer                                   85,000         2,334,796
TSUTSUMI JEWELRY  (JAPAN)
   Manufacturer and retailer of jewelry                 56,000         1,764,283
                                                                     -----------
                                                                       9,886,553
                                                                     -----------
SUPPORT SERVICES  4.3%
CRT GROUP  (UK)
   Provider of training and recruitment
   services; publisher of multimedia
   products                                            250,000         1,055,808
RENTOKIL  (UK)
   Provider of commercial services
   such as pest control and office
   maintenance                                         265,000         1,779,006
SECOM  (JAPAN)
   Security services pioneer                            41,000         2,439,491
S.I.T.A. (FRANCE)
   Collection, cleaning, and waste
   recycling services                                    9,800         2,014,937
                                                                     -----------
                                                                       7,289,242
                                                                     -----------
----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL GROWTH OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                            October 31, 1996

                                                          SHARES           VALUE
                                                          ------           -----
TELECOMMUNICATIONS  5.7%
DDI  (JAPAN)
   Long distance and mobile
   telecommunications services                             295       $ 2,213,471
L.M. ERICSSON TELEFON (SERIES B) (SWEDEN)
   Global telecommunications
   equipment and systems, wired
   and mobile                                           97,950         2,649,288
TELEBRAS (ADRS) (BRAZIL)
   Provider of telecommunications
   services                                             22,000         1,627,426
TELEFONICA DEL PERU (PERU)
   Provider of telecommunications
   services                                             60,000         1,237,500
WORLDCOM* (US)
   Provider of interstate long distance
   telecommunications services                          81,200         1,984,325
                                                                     -----------
                                                                       9,712,010
                                                                     -----------
TOBACCO  1.0%
TABACALERA  (SPAIN)
   Manufacturer and marketer of
   tobacco products                                     48,400       $ 1,769,299
                                                                     -----------
TRANSPORTATION  3.3%
KOBENHAVNS LUFTHAVNE  (DENMARK)
   Operator of Copenhagen airport                       20,100         2,086,475
LUFTHANSA  (GERMANY)
   Airline services worldwide;
   operator of Penta hotels                            164,000         2,140,188
METACORP (MALAYSIA)
   Constructor and operator
   of toll roads                                       470,000         1,432,133
                                                                     -----------
                                                                       5,658,796
                                                                     -----------

TOTAL INVESTMENTS  98.1%
     (Cost  $152,918,544)                                            167,067,553
OTHER ASSETS LESS LIABILITIES  1.9%                                    3,239,011
                                                                     -----------
NET ASSETS  100.0%                                                  $170,306,564
                                                                     ===========
----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS                                        October 31, 1996

                                                          SHARES           VALUE
                                                          ------           -----
COMMON STOCKS  96.2%
ADVERTISING  2.0%
ASATSU (JAPAN)
   Advertising agency                                   99,100    $    3,661,351
HERITAGE MEDIA (CLASS A)* (US)
   Broadcasting and in-store advertising               110,000         1,677,500
KATZ MEDIA GROUP* (US)
   Advertising broker                                   90,000           753,750
SNYDER COMMUNICATIONS (US)
   Provider of marketing services                       50,700           988,650
UNIVERSAL OUTDOOR HOLDINGS* (US)
   Outdoor advertising such as billboards              255,000         7,442,813
                                                                     -----------
                                                                      14,524,064
                                                                     -----------
AUTOMOTIVE PARTS
MANUFACTURING  3.1%
DURA AUTOMOTIVE SYSTEMS (CLASS A)* (US)
   Designer and manufacturer
   of assembly systems and
   automotive parts                                     53,500         1,263,938
ECIA (FRANCE)
   Manufacturer of automobile
   components                                            5,301           714,190
FUTURIS (AUSTRALIA)
   Mini-conglomerate with interests in
   building materials, automobile
   components, and financial services                1,908,282         2,417,106
KOITO MANUFACTURING (JAPAN)
   Maker of automotive lighting
   equipment                                           102,000           689,250
MONTUPET (FRANCE)
   Manufacturer of automobile
   components                                           19,592         2,517,165
NIPPON SEIKI (JAPAN)
   Manufacturer of automobile
   components                                          205,700         2,599,456
NOKIAN TYRES* (FINLAND)
   Manufacturer of tires                               323,340         6,184,001
SYLEA (FRANCE)
   Manufacturer of automobile
   components                                           56,020         6,464,540
                                                                     -----------
                                                                      22,849,646
                                                                     -----------
BUILDING MATERIALS  2.6%
APOGEE ENTERPRISES (US)
   Manufacturer and distributor of
   energy-efficient aluminum
   window systems                                      150,000         5,756,250
DANTO (JAPAN)
   Manufacturer of wall and floor tiles                334,000         3,693,199
GUJURAT AMBUJA CEMENT (GDSS) (INDIA)
   Cement producer                                     200,000         1,700,000
MALAYAN CEMENT (MALAYSIA)
   Cement producer                                     975,000         2,179,957
MULIA INDUSTRINDO (INDONESIA)
   Manufacturer of ceramic tiles
   and glass                                         2,080,100         1,964,633
POLYPIPE (UK)
   Manufacturer of plastic piping and
   molded plastic products                           1,300,000         4,284,262
                                                                     -----------
                                                                      19,578,301
                                                                     -----------

BUSINESS SERVICES  3.9%
BISYS GROUP* (US)
   Data processing service for banks                    50,000       $ 1,865,625
CORT BUSINESS SERVICES* (US)
   Rentor of furniture                                 140,000         2,940,000
FACTSET RESEARCH SYSTEMS* (US)
   Provider of on-line database services
   to the financial community                          250,000         6,000,000
IBC GROUP (UK)
   Business communications                             770,000         3,696,753
ISA INTERNATIONAL (UK)
   Distributor of computer
   consumables                                       1,201,803         4,077,998
LASON* (US)
   Provider of record management
   services                                             40,000           695,000
NU-KOTE HOLDINGS (CLASS A)* (US)
   Manufacturer of products for
   printing equipment                                  100,000           956,250
SERVICE EXPERTS* (US)
   Provider of air-conditioning
   equipment and services                              120,000         3,150,000
SITEL* (US)
   Telemarketer                                        100,000         1,968,750
SKILLED ENGINEERING (AUSTRALIA)
   Provider of personnel placement
   and outsourcing services                            652,000         2,064,623
SOURCE SERVICES* (US)
   Specialty staffing services                          75,000         1,256,250
                                                                     -----------
                                                                      28,671,249
                                                                     -----------
CAPITAL GOODS  2.5%
BT INDUSTRIES (SWEDEN)
   Manufacturer of forklifts                           239,800         4,117,489
FUSION SYSTEMS* (US)
   Manufacturer of ultraviolet
   curing systems                                       70,000         1,268,750
INDUSTRIA MACCHINE AUTOMATION  (ITALY)
   Packaging machinery                                 525,000         2,082,455
IRO* (SWEDEN)
   Manufacturer of textile machinery                   278,730         3,176,507
KALMAR INDUSTRIES* (SWEDEN)
   Manufacturer of forklifts and
   special lift trucks                                 119,900         1,858,336
KCI KONECRANES INTERNATIONAL* (FINLAND)
   Manufacturer of cranes and other
   heavy-duty lifting equipment                        150,000         4,126,593
NAMURA SHIPBUILDING (JAPAN)
   Shipbuilder                                         229,000           852,093
PHOTON DYNAMICS* (US)
   Semiconductor test equipment                        100,000           675,000
                                                                     -----------
                                                                      18,157,223
                                                                     -----------
CHEMICALS  0.6%
CHEMICAL COMPANY OF MALAYSIA (MALAYSIA)
   Producer of industrial chemicals
   and pharmaceuticals                                 425,000         1,303,423
CHEMICAL COMPANY OF MALAYSIA
WARRANTS* (MALAYSIA)
   Producer of industrial chemicals
   and pharmaceuticals                                  53,250            60,478

----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                            October 31, 1996

                                                          SHARES           VALUE
                                                          ------           -----
CHEMICALS (CONTINUED)
TOSHIBA CHEMICAL (JAPAN)
   Producer of synthetic resin molded
   products and insulating materials                    14,000       $    98,412
TOYO INK MANUFACTURING (JAPAN)
   Ink manufacturer                                    655,000         3,299,430
                                                                     -----------
                                                                       4,761,743
                                                                     -----------
COMPUTER SOFTWARE  4.2%
DENDRITE INTERNATIONAL* (US)
   Sales management and software                       275,000         7,321,875
F.I. GROUP* (UK)
   Designer and builder of
   software applications                               425,100         2,916,059
FUJITSU BUSINESS SYSTEMS (JAPAN)
   Distributor of computer equipment                   133,000         3,361,474
HITACHI INFORMATION SYSTEMS (JAPAN)
   Leading data processing firm                         38,000           486,880
KEWILL SYSTEMS (UK)
   Computer systems and services
   company                                             235,000         1,807,080
MENTOR GRAPHICS* (US)
   Computer-aided engineering
   systems                                             200,000         1,687,500
NATIONAL PROCESSING* (US)
   Provider of low-cost transaction
   processing services                                  46,500           883,500
PARITY (UK)
   Software and consultancy                            890,800         4,834,858
POMEROY COMPUTER RESOURCES* (US)
   Provider of professional
   computer services                                   138,000         3,156,750
SOFTWARE 2000* (US)
   Developer and marketer of
   business software applications                      182,800         1,302,450
SYNOPSYS* (US)
   Integrated circuit design software                   70,000         3,167,500
                                                                     -----------
                                                                      30,925,926
                                                                     -----------
CONSTRUCTION AND
PROPERTY  7.5%
ASAS DUNIA (MALAYSIA)
   Property developer                                   68,000           244,875
ASHTEAD GROUP (UK)
   Equipment rentor for the
   construction sector                               1,355,000         5,149,130
BAU HOLDINGS (AUSTRIA)
   Construction and civil engineering                   22,276         1,398,185
BAU HOLDINGS (VOTING PREFERENCE SHARES)
 (AUSTRIA)
   Construction and civil engineering                  103,250         4,884,655
BUKIT SEMBAWANG ESTATES (SINGAPORE)
   Property developer                                   62,000         1,448,207
DANSKE TRAELASTKOMPAGNI (DENMARK)
   Timber supply company                                75,670         6,296,907
HIGASHI NIHON HOUSE (JAPAN)
   House builder                                       253,000         3,641,246

CONSTRUCTION AND
PROPERTY (CONTINUED)
KAMPA-HAUS (GERMANY)
   Residential construction                            160,832       $ 5,618,122
MITSUI HOME (JAPAN)
   House builder                                       214,000         2,854,585
NEW ASIA REALTY (HONG KONG)
   Holding company with interests in
   property and real estate                            821,000         3,344,606
NISHIO RENT ALL (JAPAN)
   Rentor of construction equipment                    104,800         1,940,570
PLETTAC (GERMANY)
   Manufacturer of scaffolding,
   lightweight construction sheds,
   and related products                                 19,290         3,896,777
SIME UEP PROPERTIES (MALAYSIA)
   Property company involved in both
   investment and development                          403,000         1,108,370
STO* (GERMANY)
   Producer and marketer of
   building materials                                    7,000         3,400,231
THORKILD KRISTENSE (DENMARK)
   Property development                                 67,250         4,788,530
TILBURY DOUGLAS (UK)
   Small contractor                                    448,100         3,675,472
TIPCO ASPHALT (THAILAND)
   Manufacturer and distributor of
   asphalt emulsion                                    272,000         1,471,250
                                                                     -----------
                                                                      55,161,718
                                                                     -----------
CONSUMER GOODS AND
SERVICES  4.9%
AMERICAN DISPOSAL SERVICES* (US)
   Provider of pollution control
   equipment                                           175,000         2,800,000
CANANDAIGUA WINE (CLASS A)* (US)
   Wine, imported beer, and
   distilled spirits                                   150,000         3,431,250
CHILDTIME LEARNING CENTERS* (US)
   Provider of childcare services                      225,000         2,671,875
EKORNES (NORWAY)
   Manufacturer of home furnishings                    299,700         6,562,089
FINE HOST* (US)
   Provider of catering services                       196,000         2,793,000
LA DORIA (ITALY)
   Producer of food, specializing in
   canned tomatoes, fruits,
   and fruit juices                                    857,766         3,159,370
OPTA FOOD INGREDIENTS* (US)
   Manufacturer of food additives                      215,000         1,773,750
ST. JOHN KNITS (US)
   Apparel manufacturer                                 70,000         3,202,500
SORINI (INDONESIA)
   Manufacturer of Sorbitol and
   Maltodextrin, etc.                                  675,000           347,744
STEINWAY MUSICAL INSTRUMENTS* (US)
   Manufacturer of musical equipment                    90,000         1,597,500
TARKETT (GERMANY)
   Manufacturer and distributor of
   hardwood flooring                                    98,650         2,129,371
TEAM RENTAL GROUP* (US)
   Owner and operator of Budget
   Rent-a-Car franchises                               203,000         3,857,000
----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                            October 31, 1996

                                                          SHARES           VALUE
                                                          ------           -----
CONSUMER GOODS AND
SERVICES (continued)
WANT WANT HOLDINGS (SINGAPORE)
   Manufacturer of rice crackers                       766,000       $ 1,884,360
                                                                     -----------
                                                                      36,209,809
                                                                     -----------
DRUGS AND HEALTH CARE  6.3%
AMERICAN ONCOLOGY RESOURCES* (US)
   Provider of management services
   to oncology practices                               100,000           793,750
AMERISOURCE HEALTH (CLASS A)* (US)
   Wholesale distributor of
   pharmaceuticals                                     150,000         6,356,250
CARDIOVASCULAR DYNAMICS* (US)
   Designer, developer, and
   manufacturer of catheters
   used for vascular diseases                           61,500           799,500
CHIROSCIENCE GROUP (UK)
   Pharmaceutical company specializing
   in pharmaceuticals for cancer, pain,
   and inflammatory disorders                           80,000           463,498
COLLABORATIVE CLINICAL RESEARCH* (US)
   Manager of clinical research network                 52,000           721,500
DARYA VARIA LAB  (INDONESIA)
   Manufacturer of generic
   pharmaceuticals                                     752,560         1,122,718
FPA MEDICAL MANAGEMENT* (US)
   Provider of regional health care
   management services                                 200,000         3,762,500
GENERAL SURGICAL INNOVATIONS* (US)
   Developer of surgical devices                        22,000           156,750
HORIZON MENTAL HEALTH
MANAGEMENT* (US)
   Psychiatric care provider                           150,000         3,956,250
INTENSIVA HEALTHCARE* (US)
   Provider of acute long-term care
   for the critically ill                              225,000         1,603,125
MEDICIS PHARMACEUTICAL (CLASS A)* (US)
   Developer of skin care products                     100,000         5,025,000
PEPTIDE THERAPEUTICS (UK)
   Biopharmaceutical development
   company                                             130,000           400,922
SHIRE PHARMACEUTICALS* (UK)
   Biotechnology company specializing
   in metabolic bone diseases and
   Alzheimer's diseases                                175,000           562,487
TAMRO (FINLAND)
   Health care wholesaler for
   Scandinavia and the Baltic states                   748,500         5,436,208
TOTAL RENAL CARE HOLDINGS* (US)
   Provider of dialysis services                        55,000         2,145,000
TOWA PHARMACEUTICAL (JAPAN)
   Large generic drug wholesaler                        58,000           951,821
VANGUARD MEDICA GROUP (UK)
   Emerging biopharmaceutical
   company planning to develop and
   commercialize new drugs                              61,500           495,437

DRUGS AND HEALTH CARE (CONTINUED)
WATERS* (US)
   Manufacturer of liquid
   chromatography instruments                          244,000       $ 7,564,000
WATSON PHARMACEUTICALS* (US)
   Manufacturer of off-patent
   medications                                         125,000         4,156,250
                                                                     -----------
                                                                      46,472,966
                                                                     -----------
ELECTRIC UTILITIES  1.9%
CALENERGY* (US)
   Developer of geothermal
   energy power                                        425,000        12,325,000
CENTRAL COSTANERA (ADSS)+ (ARGENTINA)
   Electrical power generation
   company                                              20,000           630,000
OKINAWA ELECTRIC POWER (JAPAN)
   Supplier of electricity to
   Okinawa Island                                       54,500         1,353,532
                                                                     -----------
                                                                      14,308,532
                                                                     -----------
ELECTRICAL DISTRIBUTION  0.9%
ABACUS POLAR (UK)
   Distributor of electronic components                717,500         1,798,251
REXEL (FRANCE)
   European electrical distributor                       7,155         2,116,554
TRIFAST (UK)
   Manufacturer and distributor of
   fasteners for the electronics
   industry                                            349,000         2,405,395
                                                                     -----------
                                                                       6,320,200
                                                                     -----------
ELECTRONICS  5.1%
BERG ELECTRONICS* (US)
   Manufacturer of electronic
   connectors                                          350,000         9,887,500
BMC INDUSTRIES (US)
   Television aperture masks                           200,000         5,925,000
ELECTRO SCIENTIFIC INDUSTRIES* (US)
   Laser trimming systems, memory
   repair systems, and test and
   production equipment                                120,000         2,430,000
ENPLAS (JAPAN)
   Manufacturer of electronic
   components and engineering plastics                  39,000           759,807
FAIREY GROUP (UK)
   Electrical and electronic engineering               250,000         2,780,905
FOSTER ELECTRIC (JAPAN)
   Speaker manufacturer with
   worldwide production                                122,000           572,795
HORIBA INSTRUMENTS (JAPAN)
   Manufacturer of instruments
   and analyzers                                       322,000         3,560,509
LOJACK* (US)
   Manufacturer of stolen vehicle
   tracking devices                                    400,000         4,200,000
OTRA (NETHERLANDS)
   Holding company for various technical
   product wholesale companies                         217,930         4,076,693

----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                            October 31, 1996

                                                          SHARES           VALUE
                                                          ------           -----
ELECTRONICS (continued)
RYOYO ELECTRO (JAPAN)
   Distributor of electronic goods                     191,000       $ 3,385,871
                                                                     -----------
                                                                      37,579,080
                                                                     -----------
FINANCIAL SERVICES  6.1%
CENTRALE POUR L'INDUSTRIE (FRANCE)
   Diversified holding company with
   interests in financial services
   and insurance                                         5,743           361,079
FINNVEDEN (SERIES B)* (SWEDEN)
   Industrial conglomerate                             357,550         5,161,372
FOKUS BANK (NORWAY)
   Provider of banking services                        647,000         3,764,216
FUJI FIRE AND MARINE INSURANCE (JAPAN)
   Non-life insurance firm                             687,000         3,116,972
HAMBRECHT & QUIST GROUP* (US)
   Investment bank                                     100,000         1,987,500
ICHIYOSHI SECURITIES (JAPAN)
   Kansai-based securities business                    602,000         2,932,075
JAYHAWK ACCEPTANCE* (US)
   Consumer finance company                            125,000         1,757,813
MANHATTAN CARD (HONG KONG)
   Operator of credit card business                  4,815,000         2,381,875
MUTUAL RISK MANAGEMENT (US)
   Provider of risk management
   services to insurance brokers                        85,066         2,722,112
NEWCOURT CREDIT GROUP (CANADA)
   Financial services company                           60,000         1,863,591
NISSHIN FIRE & MARINE INSURANCE (JAPAN)
   Non-life insurance company                          404,000         1,786,889
T. ROWE PRICE (US)
   Investment advisor to the
   T. Rowe Price mutual funds and
   institutional money managers                         60,000         2,040,000
PROTECTOR FORSIKRING* (NORWAY)
   Provider of non-life insurance
   policies                                             44,800         1,572,975
ROOSEVELT FINANCIAL GROUP (US)
   Largest St. Louis-based savings
   institution                                         360,000         6,232,500
SOUTHERN BANK (MALAYSIA)
   Commercial bank                                     480,000         1,548,081
SSANGYONG INVESTMENT (SOUTH KOREA)
   Securities firm                                      80,000         1,219,970
UNIONAMERICA HOLDINGS (ADRS) (UK)
   Provider of property and casualty
   reinsurance                                         200,000         3,725,000
WORLD ACCEPTANCE* (US)
   Small-loan consumer financier                        90,000           585,000
                                                                     -----------
                                                                      44,759,020
                                                                     -----------
INDUSTRIAL GOODS AND
SERVICES  6.1%
ANGPANNEFORENINGEN (CLASS B) (SWEDEN)
   Engineering consultancy                             165,750         2,669,711
ASSYSTEM (FRANCE)
   Global industrial consultant for the
   nuclear, steel, oil, automobile,
   space, and transportation industries                 78,780         6,799,004
INDUSTRIAL GOODS
AND SERVICES (CONTINUED)
BACOU USA* (US)
   Designer and manufacturer of
   personal protective gear                            125,000      $  2,085,938
DRILEX INTERNATIONAL (US)
   Provider of precision drilling
   products and services                               150,000         2,493,750
DRUCK HOLDINGS (UK)
   Worldwide engineering group                         300,000         1,611,176
FINNING (CANADA)
   Lessor of construction equipment                     80,000         1,597,790
FORSHEDA (SWEDEN)
   Manufacturer of automobile
   components                                          187,896         6,452,541
KARDEX (SWITZERLAND)
   Manufacturer and distributor of
   industrial storage and retrieval
   systems                                               1,839           532,266
KOMORI (JAPAN)
   Top maker of offset
   printing machines                                   157,000         3,527,161
MAXIM INTEGRATED PRODUCTS* (US)
   Manufacturer of linear and
   mixed-signal integrated circuits                     50,000         1,759,375
MEMTEC (ADRS) (AUSTRALIA)
   Researcher, developer, and
   producer of filtration and
   separation products                                 150,000         5,146,875
MITSUBISHI CABLE INDUSTRIES (JAPAN)
   Maker of electrical wires and cables                332,000         1,823,888
NATIONAL OILWELL (US)
   Designer and manufacturer of
   oil and gas drilling equipment                       60,000         1,395,000
PRINTRAK INTERNATIONAL* (US)
   Designer, developer, and
   manufacturer of automated
   fingerprint identification systems                  195,000         1,986,562
TECHNIP* (FRANCE)
   Engineering contractors                              33,390         2,913,626
THERMO FIBERGEN* (US)
   Developer of equipment that
   recovers materials from pulp
   mill residue                                         39,000           492,375
VISUAL ACTION HOLDINGS (UK)
   Rentor of cameras and related
   equipment                                           565,000         2,110,274
                                                                     -----------
                                                                      45,397,312
                                                                     -----------
LEISURE AND HOTELS  2.5%
ALLIED LEISURE (UK)
   UK's largest bowling alley operator               4,100,000         3,569,812
CAPSTAR HOTEL* (US)
   Owner and renovator of hotels                        49,000           882,000
GTECH HOLDINGS* (US)
   Operator of state and local
   lottery systems                                     150,000         4,425,000
MANDARIN ORIENTAL* (HONG KONG)
   Operator and manager of
   hotels in the Pacific                             1,200,000         1,620,000


----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                            October 31, 1996

                                                          SHARES           VALUE
                                                          ------           -----
LEISURE AND HOTELS (CONTINUED)
SANKYO (JAPAN)
   Manufacturer of pachinko
   game equipment                                       98,000      $  3,405,704
SUN INTERNATIONAL HOTELS* (US)
   Operator of resort and casino hotels                100,000         4,725,000
                                                                     -----------
                                                                      18,627,516
                                                                     -----------
MANUFACTURING  12.8%
AGCO (US)
   Manufacturer of farm equipment                       66,000         1,674,750
ASAHI DIAMOND INDUSTRIES (JAPAN)
   Manufacturer of
   diamond-tipped tools                                337,000         3,489,776
BRITISH POLYTHENE INDUSTRIES (UK)
   Manufacturer and converter of
   polythene                                           250,000         2,974,165
COBHAM (UK)
   High-integrity engineering                          330,000         3,187,442
DAVID BROWN GROUP (UK)
   Diversified engineering company;
   manufacturer of transmission
   equipment and pumps                               1,097,332         4,366,410
DOMNICK HUNTER (UK)
   Manufacturer of filtration,
   purification, and separation products               575,700         3,738,323
L'EUROPEENNE D'EXTINCTEURS (FRANCE)
   Seller and distributor of fire
   extinguishers                                       131,660         7,737,977
GERRY WEBER INTERNATIONAL* (GERMANY)
   Designer and manufacturer of
   ladies' apparel                                       2,854           109,100
GLORY KOGYO (JAPAN)
   Manufacturer and major exporter
   of currency-handling machines                       132,000         3,394,120
HOKKAI CAN (JAPAN)
   Manufacturer of cans for
   the food industry                                   402,000         2,667,065
HOKUSHIN (JAPAN)
   Producer of fiber board                             287,000         2,669,767
HUCKE (GERMANY)
   Manufacturer of textiles
   and clothing                                        231,850         4,446,752
INDUSTRIE NATUZZI (ADRS)*+ (ITALY)
   Manufacturer of leather furniture                    33,240         1,508,265
KOMATSU SEIREN (JAPAN)
   Printer of long-staple fabrics                      224,000         1,985,432
LASSILA & TIKANOJA (FINLAND)
   Industrial conglomerate                              27,800         1,645,839
LINTEC (JAPAN)
   Largest maker of gum
   and adhesive tapes                                  112,000         1,700,395
NICHICON (JAPAN)
   Manufacturer of electrical equipment                297,000         3,701,097
PLM (SWEDEN)
   Manufacturer of food packaging                      416,100         6,417,540
RAUMA GROUP (FINLAND)
   Manufacturer of forestry-related
   machinery                                           431,500         7,882,233

MANUFACTURING (continued)
ROCKSHOX (US)
   Designer and manufacturer of
   high-performance bicycle
   suspension products                                  63,500       $   809,625
SAMAS GROEP (NETHERLANDS)
   Manufacturer of office furniture                    154,750         5,279,861
SIG SCHWEIZERISCHE INDUSTRIE-GESELLSCHAFT*
(SWITZERLAND)
   Industrial conglomerate                               3,866         4,695,300
SODICK (JAPAN)
   Manufacturer of electrodischargers                  399,000         3,921,720
STOVES* (UK)
   Manufacturer of ovens                               432,500         1,918,052
TSUBAKIMOTO NAKISHIMA (JAPAN)
   Manufacturer of ball bearings                       355,000         3,489,250
TSUDAKOMA (JAPAN)
   Manufacturer of air-jet looms                       583,000         3,233,488
VALMET (FINLAND)
   Manufacturer of paper and pulp
   machinery                                           299,710         4,564,547
WELLINGTON HOLDINGS (UK)
   Producer of sealing systems and
   rubber compounds                                    440,000         1,843,901
                                                                     -----------
                                                                      95,052,192
                                                                     -----------
MEDIA  2.5%
AAMULEHTI YHTYMAE (FINLAND)
   Publisher                                            14,050           411,262
AUDIOFINA (LUXEMBOURG)
   Radio and television broadcasting                       310            13,351
CAPITAL RADIO (UK)
   Commercial radio station in
   London                                              465,200         4,417,619
GWR GROUP (UK)
   Local radio operator                                875,000         2,933,479
SOUTH CHINA MORNING POST (HONG KONG)
   English language newspaper                        3,875,000         3,307,554
TOEI (JAPAN)
   Producer of movies, particularly of
   animated movies                                     258,000         1,895,094
TRINITY INTERNATIONAL HOLDINGS (UK)
   Publisher of regional newspapers
   in the UK, US, and Canada                           552,600         3,817,651
UNITED VIDEO SATELLITE GROUP
(CLASS A)* (US)
   Satellite-delivered program services                102,500         1,819,375
                                                                     -----------
                                                                      18,615,385
                                                                     -----------
MEDICAL PRODUCTS AND
TECHNOLOGY  1.9%
HITACHI MEDICAL (JAPAN)
   Manufacturer of medical equipment                   201,000         3,139,798
IDX SYSTEMS* (US)
   Health care information systems                     150,000         4,387,500
IMNET SYSTEMS* (US)
   Electronic information and document
   management systems                                  200,000         2,750,000
NCS HEALTHCARE (CLASS A)* (US)
   Health care facility and pharmacy
   services                                            130,000         3,948,750
                                                                     -----------
                                                                      14,226,048
                                                                     -----------

----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                            October 31, 1996

                                                          SHARES           VALUE
                                                          ------           -----
METALS  0.9%
NAKAYAMA STEEL WORKS (JAPAN)
   Small blast furnace company,
   mainly for the housing industry                     647,000       $ 3,486,248
SANYO SPECIAL STEEL (JAPAN)
   Steel manufacturer                                1,026,000         3,529,548
                                                                     -----------
                                                                       7,015,796
                                                                     -----------
PAPER AND PRINTING  1.9%
APPLIED GRAPHICS TECHNOLOGIES* (US)
   Provider of digital pre-press services               53,000           824,813
BOBST (SWITZERLAND)
   Manufacturer of machinery for the
   paper and package industries                          1,969         2,541,998
MUNSKJO (SWEDEN)
    Producer of specialty paper                        400,000         3,950,737
NISSHA PRINTING (JAPAN)
   Integrated printing firm                            180,000         2,148,311
RENGO (JAPAN)
   Manufacturer of paper board                         548,000         3,496,235
ROTTNEROS (SWEDEN)
   Manufacturer of pulp, wooden
   boards, and other forest products                   143,000           165,141
WACE GROUP (UK)
   Provider of pre-press and printing
   services                                            687,500           777,616
                                                                     -----------
                                                                      13,904,851
                                                                     -----------
RESOURCES  0.8%
NITTETSU MINING (JAPAN)
   Open cast coal miner                                435,000         3,722,027
QNI (AUSTRALIA)
   Producer of nickel and cobalt                     1,229,000         2,471,262
                                                                     -----------
                                                                       6,193,289
                                                                     -----------
RESTAURANTS  2.1%
AIYA (JAPAN)
   Operator of restaurant chain                        156,000         2,231,505
KENTUCKY FRIED CHICKEN (JAPAN)
   Fast food restaurants                               194,000         3,268,802
KFC HOLDINGS (MALAYSIA)
   Fast food restaurants                               430,000         1,701,622
KFC HOLDINGS (RIGHTS)* (MALAYSIA)
   Fast food restaurants                                86,000           104,139
PIZZA EXPRESS (UK)
   Operator of restaurant chain                        675,000         5,662,916
SAGAMI CHAIN (JAPAN)
   Noodle restaurant chain                             155,000         2,897,323
                                                                     -----------
                                                                      15,866,307
                                                                     -----------
RETAILING  6.3%
AOYAMA TRADING (JAPAN)
   Retailer of suits and clothing                      131,000         3,345,415
CLINTON CARDS (UK)
   Retailer of greeting cards                          736,043         1,730,927
COURTS (SINGAPORE)
   Retailer of household furniture                   1,076,000         1,428,555

RETAILING (CONTINUED)
DESIGNER HOLDINGS* (US)
   Developer and marketer of
   designer sportswear                                 210,000       $ 4,016,250
D'IETEREN TRADING (BELGIUM)
   Rentor of automobiles                                 7,550               725
FOTOLABO CLUB (SWITZERLAND)
   Film processor                                        7,945         3,095,292
FROST GROUP (UK)
   Gas station chain                                   355,633           795,816
GUANGNAN HOLDINGS (HONG KONG)
   Distributor of live and fresh food
    products                                         3,336,000         2,265,044
HAMLEY'S (UK)
   Toy store                                           209,700         1,348,041
HORNBACH BAUMARKT (GERMANY)
   Large home improvement and
   garden center retailer                              118,090         3,891,580
JARDINE INTERNATIONAL MOTOR HOLDINGS
(HONG KONG)
   Holding company for Jardine
   Matheson Group                                    1,846,000         2,315,766
JEAN PASCALE (GERMANY)
   Clothing retailer                                    45,656           541,643
JOSHIN DENKI (JAPAN)
   Budget electrical appliance retailer                141,000         1,732,339
LOJAS ARAPUA (GDRS)*+ (BRAZIL)
   Specialist electrical appliance
   retailers                                            50,000           949,490
MOEBEL WALTHER (GERMANY)
   Retailer of furniture and related
   products                                            105,000         6,477,509
PET CITY HOLDINGS (UK)
   Retailer of pet products                            275,000         2,271,310
PRODEGA (SWITZERLAND)
   Food retailer                                         4,450         1,302,011
SHIMACHU (JAPAN)
   Furniture retailer                                   63,000         1,730,496
TAG HEUER (ADRS)* (SWITZERLAND)
   Designer and producer of
   sports watches                                       58,800           940,800
TSUTSUMI JEWELRY (JAPAN)
   Manufacturer and retailer of jewelry                 96,400         3,037,086
XEBIO (JAPAN)
   Retailer of outdoor clothing                         98,000         3,182,097
                                                                     -----------
                                                                      46,398,192
                                                                     -----------
SUPPORT SERVICES  0.9%
CMG (UK)
   Information technology
   consulting                                          467,900         5,733,973
CRT Group (UK)
   Provider of training and recruitment
   services; publisher of multimedia
   products                                            250,000         1,055,808
                                                                     -----------
                                                                       6,789,781
                                                                     -----------

----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                            October 31, 1996

                                                          SHARES           VALUE
                                                          ------           -----
TECHNOLOGY  1.4%
ASYST TECHNOLOGIES* (US)
   Miniature clean-room environment
   devices for the manufacture of
   silicon wafers                                      125,000      $  2,046,875
BTG (UK)
   Technology transfer company
   assisting in the commercialization
   of technological innovations                         44,600         1,732,949
CREDENCE SYSTEMS* (US)
   Manufacturer of automated
   semiconductor test equipment                         90,000         1,231,875
GETRONICS (NETHERLANDS)
   Computer systems integration
   house and consultant                                160,416         3,935,026
OPAL* (US)
   Semiconductor inspection
   equipment                                           150,000         1,275,000
                                                                     -----------
                                                                      10,221,725
                                                                     -----------
TELECOMMUNICATIONS  1.2%
AMERICAN PORTABLE TELECOM* (US)
   Provider of cellular telephone
   services                                            300,000         2,325,000
ARCH COMMUNICATIONS GROUP* (US)
   Provider of nationwide paging
   services                                            300,000         3,468,750
BOSTON COMMUNICATIONS* (US)
   Wireless telephone support services                  80,600           669,988
ICT GROUP* (US)
   Call center teleservices                            140,000           770,000
KVH INDUSTRIES* (US)
   Digital navigation systems and
   satellite communications                            175,000         1,312,500
                                                                    ------------
                                                                       8,546,238
                                                                    ------------
TRANSPORTATION  2.6%
COMFORT (SINGAPORE)
   Taxi operator                                    2,078,000          1,844,160
DAWSON GROUP (UK)
   Rentor of commercial vehicles                     1,018,400         2,593,823

TRANSPORTATION (CONTINUED)
HUB GROUP (CLASS A)* (US)
   Freight transportation services                     150,000       $ 3,309,375
IINO KAIUN* (JAPAN)
   Shipping company                                    799,000         3,295,568
METACORP (MALAYSIA)
   Constructor and operator of toll roads              760,000         2,315,789
NATIONAL EXPRESS GROUP (UK)
   Long distance coach services
   operating in the UK and Europe                      335,000         2,576,050
RUBIS (FRANCE)
   Chemical storage and distribution
   company                                              78,810         2,386,713
TONAMI TRANSPORT (JAPAN)
   Regional transport company                          117,000           665,344
                                                                    ------------
                                                                      18,986,822
                                                                    ------------
VETERINARY PRODUCTS  0.5%
VIRBAC (FRANCE)
   Manufacturer of animal drugs
   and veterinary products                              33,972         3,893,734
                                                                    ------------

MISCELLANEOUS  0.2%
TAIWAN AMERICAN FUND (TAIWAN)
   Fund investing in Taiwan                            111,000         1,447,440
                                                                    ------------

TOTAL COMMON STOCKS
   (Cost $682,871,564)                                               711,462,105
                                                                    ------------

PREFERRED STOCKS  0.4%
   (Cost $3,217,925)

MANUFACTURING  0.4%
GERRY WEBER INTERNATIONAL (GERMANY)
   Designer and manufacturer
   of ladies' apparel                                   76,934         2,854,760
                                                                     -----------
TOTAL INVESTMENTS  96.6%
  (Cost $686,089,489)                                                714,316,865

OTHER ASSETS LESS LIABILITIES  3.4%                                   25,487,145
                                                                    ------------
NET ASSETS  100.0%                                                  $739,804,010
                                                                    ============
----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS                                        October 31, 1996


                                                       SHARES           VALUE
                                                       ------           -----
COMMON STOCKS  97.6%
BROADCASTING  0.4%
BELL CABLEMEDIA (ADRS)* (UK)
   Cable television operator                           170,000       $ 2,762,500
                                                                     -----------
COMPUTER AND BUSINESS
SERVICES  11.4%
ADMIRAL (UK)
   Computer software and services                      950,000         4,916,526
ALTRAN TECHNOLOGIES (FRANCE)
   Computer services                                     9,693         2,895,721
AZLAN (UK)
   Integrator of networking
   equipment                                           640,000         7,603,446
BTG (UK)
   Technology transfer company
   assisting in the commercialization
   of technological inventions                         135,000         5,245,475
CEGEDIM (FRANCE)
   Consulting services                                  16,700         1,311,492
CMG (NETHERLANDS)
   Information technology consulting                   845,700        10,363,799
CRT GROUP (UK)
   Provider of training and recruitment
   services; publisher of multimedia
   products                                            805,000         3,399,702
CSK (JAPAN)
   Information services company                        255,000         7,496,709
ENATOR* (SWEDEN)
   Supplier of computer services                        71,000         1,575,129
LOGICA (UK)
   Supplier of computer services                     1,000,000        13,223,031
MERKANTILDATA (NORWAY)
   Systems integrator and distributor                   78,500         1,203,159
PERSONA (UK)
   Networking distribution                           1,669,914         8,560,760
SECOM (JAPAN)
   Security services pioneer                           109,000         6,485,476
SLIGOS (FRANCE)
   Supplier of computer services                        50,912         5,477,455
UNILOG (FRANCE)
   Computer consultants                                 17,241         1,817,872
                                                                     -----------
                                                                      81,575,752
                                                                     -----------
COMPUTER HARDWARE/
PERIPHERALS  14.7%
ACORN COMPUTER* (UK)
   Supplier to the educational
   computer market                                     695,000         2,256,500
ASTEC (UK)
   Designer and manufacturer of
   power conversion products and
   electronic components                             3,650,000         9,088,494
CANON (JAPAN)
   Manufacturer of printers and
   photocopiers                                        370,000         7,078,543

COMPUTER HARDWARE/
PERIPHERALS (CONTINUED)
CHUNG HO COMPUTER (SOUTH KOREA)
   Manufacturer of ATMs and cash
   dispensers                                           35,100       $ 1,690,747
EMC* (US)
   Manufacturer of enterprise
   storage devices                                     500,000        13,125,000
GATEWAY 2000* (US)
   Marketer of personal computers                      200,000         9,412,500
KOMAG* (US)
   Manufacturer of thin film
   magnetic media for hard-disk drives                 330,000         9,116,250
LEXMARK INTERNATIONAL GROUP
(CLASS A)* (US)
   Manufacturer of laser and
   ink jet printers                                    400,000         9,450,000
PSION (UK)
   Manufacturer of hand-held
   computers                                           914,900         6,290,831
RASTER GRAPHICS (US)
   Manufacturer of high performance
   printing systems                                    223,900         1,875,163
READ-RITE* (US)
   Manufacturer of recording heads
   for disk drives                                     250,000         4,406,250
SAMSUNG DISPLAY DEVICES (GDSS)
(SOUTH KOREA)
   Manufacturer of computer monitors                    65,000         4,090,772
SEAGATE TECHNOLOGY* (US)
   Global hard-disk drive supplier                     160,000        10,680,000
STORAGE TECHNOLOGY* (US)
   Tape and disk-based data
   storage equipment                                   250,000        10,656,250
TDK (JAPAN)
   Magnetic tapes
   and heads for disk drives                            74,000         4,338,043
VARITRONIX INTERNATIONAL (HONG KONG)
   Manufacturer of color printers,
   digital video storage, and
   editing systems                                   1,070,000         1,951,166
                                                                     -----------
                                                                     105,506,509
                                                                     -----------
COMPUTER SOFTWARE  13.8%
AMERICA ONLINE (US)
   Interactive/Internet services                       400,000        10,850,000
CADENCE DESIGN SYSTEMS* (US)
   Software for computer-aided
   engineering                                         200,000         7,300,000
CODA GROUP (UK)
   Developer of financial accounting
   software                                            670,000         1,417,509
EIDOS* (UK)
   Developer of entertainment software                 242,000         2,880,961
HUMMINGBIRD COMMUNICATIONS (CANADA)
   X-Windows networking software                       150,000         4,312,500
INFORMIX* (US)
   Developer of database management
   systems                                             200,000         4,437,500

----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                            October 31, 1996


                                                       SHARES           VALUE
                                                       ------           -----
COMPUTER SOFTWARE (continued)
LEARMONTH & BURCHETT MANAGEMENT
SYSTEMS* (UK)
   Supplier of computer-aided
   software and engineering tools                      600,000      $    703,058
LERNOUT & HAUSPIE SPEECH PRODUCTS*
(BELGIUM)
   Developer of advanced speech
   technologies                                         83,500         1,398,625
MENTOR GRAPHICS* (US)
   Computer-aided engineering systems                  500,000         4,218,750
MICROSOFT* (US)
   Producer of microcomputer software                   60,000         8,238,750
MISYS (UK)
   Provider of software products and
   services for the financial services
   industry                                            300,100         4,432,210
NETWORK GENERAL* (US)
   Local area network management
   software                                            300,000         7,181,250
ORACLE SYSTEMS* (US)
   Database management software
   systems                                             100,000         4,231,250
PARAMETRIC TECHNOLOGY* (US)
   Developer of mechanical
   design software                                     200,000         9,762,500
PC DOCS GROUP INTERNATIONAL* (CANADA)
   Document software products                          200,000         1,662,500
SAPIENT* (US)
   Designer and developer of enterprise
   application software                                 75,000         3,431,250
STRUCTURAL DYNAMICS RESEARCH (US)
   Developer of mechanical design
   software                                            350,000         6,190,625
SYNOPSYS* (US)
   Integrated circuit design software                  250,000        11,312,500
3DO* (US)
   Developer of video game software
   and game platforms                                  700,000         3,981,250
VIRTUALITY GROUP* (UK)
   Designer of virtual reality systems
   and related software                                600,000         1,284,058
                                                                     -----------
                                                                      99,227,046
                                                                     -----------
DISTRIBUTORS  1.2%
ABACUS POLAR (UK)
   Distributor of electronic
   components                                        1,240,000         3,107,778
ELECTROCOMPONENTS (UK)
   Distributor of electronic
   components                                          800,000         5,383,605
                                                                     -----------
                                                                       8,491,383
                                                                     -----------
ELECTRONICS  12.2%
ADAPTEC* (US)
   Manufacturer of computer
   input-output systems                                100,000         6,081,250
ADE* (US)
   Manufacturer of semiconductor
   inspection systems                                  400,000         3,675,000
ELECTRONICS (CONTINUED)
ADFLEX SOLUTIONS (US)
   Flexible circuit boards                             150,000       $ 1,331,250
ELECTRO SCIENTIFIC INDUSTRIES* (US)
   Manufacturer of memory
   circuit repair systems                              200,000         4,050,000
ELECTROSTAR (US)
   Manufacturer of memory
   circuit repair systems                              625,000         7,695,313
GENERAL ELECTRIC (UK)
   Supplier of diversified electronics               1,250,000         7,720,216
HADCO* (US)
   Printed circuit boards                              550,000        16,671,875
HIROSE ELECTRONICS (JAPAN)
   Manufacturer of specialized
   connectors                                           91,200         5,410,373
HITACHI (JAPAN)
   Manufacturer of
   diversified electronics                             600,000         5,318,122
MERIX* (US)
   Electronic circuit boards                           150,000         3,131,250
MURATA MANUFACTURING (JAPAN)
   Manufacturer of capacitors                          167,000         5,363,931
PHILIPS ELECTRONICS (NETHERLANDS)
   Consumer and industrial
   electronics                                          49,000         1,723,698
RACAL ELECTRONICS (UK)
   Data communications                               1,000,000         4,508,036
VENTURE MANUFACTURING (SINGAPORE)
   Contract manufacturer                             3,140,000         5,707,064
VICOR* (US)
   Manufacturer of modular
   power converters                                    290,000         5,256,250
YAGEO (GDRS)*+ (TAIWAN)
   Manufacturer of passive
   components                                          387,487         3,834,029
                                                                     -----------
                                                                      87,477,657
                                                                     -----------
MEDIA  0.3%
AUSTRALIS MEDIA* (AUSTRALIA)
   Satellite broadcasting                              300,000            43,936
TV FILME* (BRAZIL)
   Owner and operator of subscription
   TV systems in Brazil                                120,000         1,770,000
                                                                     -----------
                                                                       1,813,936
                                                                     -----------
MEDICAL PRODUCTS AND
TECHNOLOGY  2.2%
COCHLEAR (AUSTRALIA)
   Developer of hearing aids                         1,650,000         4,310,534
FRESENIUS (GERMANY)
   Dialysis equipment                                   29,700         6,332,477
PHARMACIA & UPJOHN (SWEDEN)
   Global pharmaceutical and
   biotechnology company                               147,800         5,154,208
                                                                     -----------
                                                                      15,797,219
                                                                     -----------
----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                            October 31, 1996

                                                       SHARES           VALUE
                                                       ------           -----
NETWORKING/COMMUNICATIONS
INFRASTRUCTURE  13.6%
ANITE GROUP* (UK)
   Supplier of data communications
   and software products                             2,450,000       $ 1,275,921
CABLETRON SYSTEMS* (US)
   Manufacturer of computer
   interconnection equipment                           130,000         8,108,750
CIDCO* (US)
   Manufacturer of telephone call
   identifiers                                         200,000         3,825,000
CISCO SYSTEMS* (US)
   Computer network routers and
   switches                                            300,000        18,543,750
COLONIAL DATA TECHNOLOGIES* (US)
   Manufacturer of caller identification
   devices                                             200,000         1,912,500
ECI TELECOMMUNICATIONS (ISRAEL)
   Telecommunications equipment
   supplier                                            400,000         8,025,000
L.M. ERICSSON TELEFON (SERIES B) (SWEDEN)
   Manufacturer of telecommunications
   equipment                                           256,700         6,943,056
FILTRONIC COMTEC (UK)
   Designer and manufacturer of
   sophisticated devices for mobile
   telecommunications systems                          250,000           819,828
GEMSTAR INTERNATIONAL* (US)
   Television and video recording
   products                                            250,000         5,484,375
GLENAYRE TECHNOLOGIES* (US)
   Manufacturer of paging
   infrastructure equipment                            450,000        11,559,375
NEC (JAPAN)
   Manufacturer of diversified
   electronics                                         413,000         4,494,252
NOKIA (FINLAND)
   Manufacturer and developer of
   telecommunications systems and
   equipment                                           103,900         4,788,313
TELEMETRIX (UK)
   Networking components                               180,000           183,088
3COM* (US)
   Supplier of adapter cards, hubs,
   and routers for local area
   computer networks                                   180,000        12,183,750
U.S. ROBOTICS* (US)
   Modems and remote access
   concentrators                                       150,000         9,440,625
                                                                     -----------
                                                                      97,587,583
                                                                     -----------
SEMICONDUCTORS  14.6%
ATMEL* (US)
   Non-volatile memory circuits                        300,000         7,631,250
C-CUBE MICROSYSTEMS* (US)
   Video compression circuits                          150,000         5,831,250
ESS TECHNOLOGY* (US)
   Mixed-signal semiconductor audio
   solutions                                           300,000         4,762,500

SEMICONDUCTORS (CONTINUED)
INTEL (US)
   Microprocessors and FLASH
   memory circuits                                     200,000      $ 21,962,500
INTERNATIONAL RECTIFIER* (US)
   Power semiconductors                                450,000         5,568,750
KYOCERA (JAPAN)
   Supplier of semiconductor packaging,
   capacitors, and cellular components                  65,000         4,283,896
LATTICE SEMICONDUCTOR* (US)
    Programmable logic devices                         200,000         6,825,000
MAXIM INTEGRATED PRODUCTS* (US)
   Manufacturer of linear and
   mixed-signal integrated circuits                    300,000        10,556,250
MICROCHIP TECHNOLOGY* (US)
   Field programmable
   microcontrollers                                    300,000        10,837,500
ROHM (JAPAN)
   Producer of custom linear
   integrated circuits                                  97,000         5,745,941
SAMSUNG ELECTRONICS (GDRS)
((CENT)  NON-VOTING)*+ (SOUTH KOREA)
   Manufacturer of consumer
   electronics and semiconductors                      187,430         4,029,745
S3* (US)
   Supplier of multimedia acceleration
   solutions for PCs                                   400,000         7,500,000
TOWER SEMICONDUCTOR* (ISRAEL)
   Semiconductor foundry services                      350,000         2,428,125
XILINX* (US)
   Field programmable gate arrays                      200,000         6,537,500
                                                                     -----------
                                                                     104,500,207
                                                                     -----------
SEMICONDUCTOR CAPITAL
EQUIPMENT  7.3%
ASM LITHOGRAPHY (NETHERLANDS)
   Manufacturer of semiconductor
   production equipment                                126,000         4,520,250
ASYST TECHNOLOGIES* (US)
   Miniature clean-room environment
   devices for the manufacture of
   silicon wafers                                      300,000         4,912,500
AVAL DATA (JAPAN)
   Manufacturer of computer
   peripherals                                         200,000         1,878,017
BROOKS AUTOMATION* (US)
   Systems and modules for
   semiconductor manufacturing                         250,000         2,515,625
CREDENCE SYSTEMS* (US)
   Manufacturer of automated
   semiconductor test equipment                        250,000         3,421,875
DUPONT PHOTOMASKS* (US)
   Designer and manufacturer of
   photomasks used in the production of
   semiconductors                                       95,000         3,449,688
MIMASU SEMICONDUCTOR (JAPAN)
   Wafer inspection devices                            180,000         2,764,370
NOVELLUS SYSTEMS* (US)
   Chemical vapor deposition
   equipment                                           150,000         6,187,500

----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                            October 31, 1996


                                                       SHARES           VALUE
                                                       ------           -----
SEMICONDUCTOR CAPITAL
EQUIPMENT (CONTINUED)
OPAL* (US)
   Semiconductor inspection equipment                   85,000         $ 722,500
SHINKAWA (JAPAN)
   Producer of wire bonders                             28,000           503,730
SILICONWARE PRECISION INDUSTRIES
(GDRS)* (TAIWAN)
   IC packaging                                        284,800         2,314,000
TENCOR INSTRUMENTS* (US)
   Wafer inspection devices                            500,000         9,500,000
ULTRATECH STEPPER* (US)
   Photolithography systems                            300,000         5,062,500
VEECO INSTRUMENTS* (US)
   Ion beam etching and surface
   measurement systems                                 400,000         4,850,000
                                                                     -----------
                                                                      52,602,555
                                                                     -----------
TELECOMMUNICATIONS  4.4%
DDI (JAPAN)
   Long distance and cellular services
   operator                                                800         6,002,633
KOREA MOBILE TELECOM (GDSS)
(SOUTH KOREA)
   Cellular services operator                          375,000         4,687,500
MILLICOM INTERNATIONAL CELLULAR*
(LUXEMBOURG)
   Cellular services operator                           50,000         2,000,000
TELEBRAS (ADRS) (BRAZIL)
   Provider of telecommunications
   services                                              8,000           591,791
TELECOM ITALIA (ITALY)
   Provider of telecommunications
   services                                          2,700,000         6,013,125
TELECOM ITALIA MOBILE* (ITALY)
   Cellular services operator                        1,600,000         3,305,045
TELE DANMARK (SERIES B) (DENMARK)
   Provider of telecommunications
   services                                             80,000         4,021,790
VODAFONE (UK)
   Cellular services operator                        1,200,000         4,638,233
                                                                     -----------
                                                                      31,260,117
                                                                     -----------

MISCELLANEOUS  1.5%
CELSIUS INDUSTRIES (SERIES B) (SWEDEN)
   Producer of defense and
   technology products                              71,000shs.        $  922,421
GLORY KOGYO (JAPAN)
   Manufacturer and major exporter
   of currency-handling machines                   175,000             4,499,781
ISOTRON (UK)
   Irradiation services                            475,000             2,744,287
LINX PRINTING TECHNOLOGY (UK)
   Manufacturer of specialized
   printers                                        820,000             1,514,668
TRAFFIC MASTER* (UK)
   Supplier of traffic information
   services                                        168,750               920,018
                                                                     -----------
                                                                      10,601,175
                                                                     -----------
TOTAL COMMON STOCKS
   (Cost $680,319,551)                                               699,203,639
                                                                     -----------
CONVERTIBLE BONDS  0.4%
   (Cost $3,562,130)
SEMICONDUCTORS  0.4%
UNITED MICRO ELECTRONICS
(TAIWAN) 11/4%, 6/8/2004
   Manufacturer of
   semiconductors                               $2,120,000             2,602,300
                                                                     -----------
TOTAL INVESTMENTS  98.0%
   (Cost $683,881,681)                                               701,805,939
OTHER ASSETS LESS LIABILITIES   2.0%                                  14,303,935
                                                                     -----------
NET ASSETS  100.0%                                                  $716,109,874
                                                                     ===========

----------
* Non-income producing security.
+ Rule 144A security.
  Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES                           OCTOBER 31, 1996



                                                          EMERGING MARKETS    GLOBAL GROWTH   GLOBAL SMALLER       GLOBAL
                                           INTERNATIONAL        GROWTH        OPPORTUNITIES      COMPANIES       TECHNOLOGY
                                              FUND               FUND*            FUND             FUND             FUND
                                          ---------------  ---------------   --------------   -------------     ------------
ASSETS:
Investments, at value (see portfolios of investments):
    Common stocks .......................   $ 100,008,020    $ 40,389,823    $ 167,067,553    $ 711,462,105    $ 699,203,639
    Convertible bonds ...................              --              --               --               --        2,602,300
    Preferred stocks ....................              --              --               --        2,854,760               --
                                            -------------    ------------    -------------    -------------    -------------
Total investments .......................     100,008,020      40,389,823      167,067,553      714,316,865      701,805,939
Cash ....................................       1,557,767       3,568,132        6,399,532       22,481,634        6,093,293
Receivable for dividends and interest ...         537,437           9,978          239,610        1,267,735          991,849
Unrealized appreciation on
    forward currency contracts ..........         426,975              57          403,944        1,246,933          111,303
Receivable for securities sold ..........         268,168         496,869        1,147,183               --       13,026,388
Receivable for Capital Stock sold .......         166,124         615,558          312,617        9,516,202        1,530,978
Expenses prepaid to shareholder
    service agent .......................          48,916          66,544          106,529          372,684          477,856
Deferred organizational expenses ........           2,448              --               --            5,577               --
Other ...................................           2,712          36,478           25,338           15,045           21,685
                                            -------------    ------------    -------------    -------------    -------------
Total Assets ............................     103,018,567      45,183,439      175,702,306      749,222,675      724,059,291
                                            -------------    ------------    -------------    -------------    -------------
LIABILITIES:
Payable for securities purchased ........         403,030         862,571        4,136,236        4,181,176        3,178,045
Payable for Capital Stock repurchased ...         358,922         129,640          538,378        3,045,785        3,418,413
Unrealized depreciation on forward
    currency contracts ..................         242,849              38          310,458          771,300                2
Accrued expenses, taxes, and other ......         255,761         121,732          410,670        1,420,404        1,352,957
                                            -------------    ------------    -------------    -------------    -------------
Total Liabilities .......................       1,260,562       1,113,981        5,395,742        9,418,665        7,949,417
                                            -------------    ------------    -------------    -------------    -------------
Net Assets ..............................   $ 101,758,005    $ 44,069,458    $ 170,306,564    $ 739,804,010    $ 716,109,874
                                            =============    ============    =============    =============    =============
COMPOSITION OF NET ASSETS:
Capital Stock, at par:
    Class A .............................   $       2,970    $      2,931    $      13,306    $      23,142    $      44,189
    Class B .............................             170           1,560            1,154            7,065            1,698
    Class D .............................           2,863           2,021            6,679           19,400           17,794
Additional paid-in capital ..............      91,886,622      45,879,438      156,336,183      675,429,358      714,591,581
Accumulated net investment loss .........         (10,972)           (492)          (1,657)          (7,397)          (4,288)
Undistributed/accumulated net
    realized gain (loss) on investments .       3,944,227        (909,789)        (265,641)      35,627,544      (16,564,040)
Net unrealized appreciation
    (depreciation) of investments .......       8,542,689        (501,007)      17,026,140       32,107,233       23,782,902
Net unrealized depreciation on
    translation of assets and liabilities
    denominated in foreign currencies
    and forward currency contracts ......      (2,610,564)       (405,204)      (2,809,600)      (3,402,335)      (5,759,962)
                                            -------------    ------------    -------------    -------------    -------------

Net Assets ..............................   $ 101,758,005    $ 44,069,458    $ 170,306,564    $ 739,804,010    $ 716,109,874
                                            =============    ============    =============    =============    =============
NET ASSETS:
    Class A .............................   $  50,998,137    $ 19,863,816    $ 107,509,360    $ 350,358,490    $ 499,858,181
    Class B .............................   $   2,842,580    $ 10,541,066    $   9,257,369    $ 103,968,103    $  18,839,423
    Class D .............................   $  47,917,288    $ 13,664,576    $  53,539,835    $ 285,477,417    $ 197,412,270
SHARES OF CAPITAL STOCK
OUTSTANDING:
    Class A .............................       2,969,647       2,931,300       13,305,688       23,142,058       44,189,238
    Class B .............................         169,850       1,559,487        1,154,340        7,065,169        1,698,083
    Class D .............................       2,862,966       2,021,447        6,678,535       19,399,748       17,793,727
NET ASSET VALUE PER SHARE:
    Class A .............................          $17.17           $6.78            $8.08           $15.14           $11.31
    Class B .............................          $16.74           $6.76            $8.02           $14.72           $11.09
    Class D .............................          $16.74           $6.76            $8.02           $14.72           $11.09


----------
See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                      FOR THE YEAR ENDED OCTOBER 31, 1996


                                                            EMERGING MARKETS GLOBAL GROWTH  GLOBAL SMALLER    GLOBAL
                                            INTERNATIONAL        GROWTH      OPPORTUNITIES    COMPANIES      TECHNOLOGY
                                                FUND              FUND*         FUND             FUND          FUND
                                            -------------   --------------- --------------  -------------  ------------
INVESTMENT INCOME:
Dividends ................................   $ 1,852,697    $   131,091    $  1,550,279    $  6,246,889    $  3,314,208
Interest .................................       199,144         96,637         286,534       1,285,796       3,840,628
                                             -----------    -----------    ------------    ------------    ------------
Total investment income** ................     2,051,841        227,728       1,836,813       7,532,685       7,154,836
                                             -----------    -----------    ------------    ------------    ------------
EXPENSES:
Management fees ..........................       963,308         66,785       1,318,826       4,279,964       7,054,213
Distribution and service fees ............       527,357         94,471         628,050       2,600,618       3,185,685
Shareholder account services .............       232,136        101,900         414,699       1,308,931       2,573,587
Custody and related services .............       131,646         34,892         156,947         412,697         434,334
Registration .............................        88,503         29,748         140,962         249,624         313,721
Shareholder reports and
    communications .......................        79,116         30,772          78,120         111,386         236,880
Auditing and legal fees ..................        63,756         30,584          72,309          63,756          63,757
Directors' fees and expenses .............         8,559          2,452           7,896           8,400           8,415
Amortization of organizational
    expenses .............................         7,343             --              --           6,083              --
Miscellaneous ............................         8,471          1,252           4,127          12,763          16,566
                                             -----------    -----------    ------------    ------------    ------------
Total expenses ...........................     2,110,195        392,856       2,821,936       9,054,222      13,887,158
                                             -----------    -----------    ------------    ------------    ------------
Net investment loss ......................       (58,354)      (165,128)       (985,123)     (1,521,537)     (6,732,322)
                                             -----------    -----------    ------------    ------------    ------------

NET REALIZED AND
UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:

Net realized gain (loss) on
investments ..............................     3,110,034       (904,503)       (572,959)     36,490,841     (19,588,016)
Net realized gain (loss) from foreign
    currency transactions ................     2,141,677        (48,331)        280,999       1,559,761       5,689,533
Net change in unrealized
    appreciation of investments ..........     6,001,037       (501,007)     17,026,140      14,883,512     (26,884,293)
Net change in unrealized appreciation/
    depreciation on translation of assets
    and liabilities denominated in foreign
    currencies and forward currency
    contracts ............................    (4,614,858)      (405,204)     (2,809,600)     (6,531,471)     (2,377,802)
                                             -----------    -----------    ------------    ------------    ------------
Net gain (loss) on investments and
    foreign currency transactions ........     6,637,890     (1,859,045)     13,924,580      46,402,643     (43,160,578)
                                             -----------    -----------    ------------    ------------    ------------

Increase (decrease) in net assets
    from operations ......................   $ 6,579,536    $(2,024,173)   $ 12,939,457    $ 44,881,106    $(49,892,900)
                                             ===========    ===========    ============    ============    ============

----------------------
 * The Series began operations on May 28, 1996.
** Net of foreign taxes withheld as follows:    $217,108         $5,762        $145,774        $811,644        $459,248
   See Notes to Financial Statements.



                                                                                       EMERGING          GLOBAL
                                                                                        MARKETS          GROWTH
                                                          INTERNATIONAL FUND            GROWTH       OPPORTUNITIES
                                                          ------------------             FUND             FUND
                                                          YEAR ENDED OCTOBER 31,         ----             ----
                                                     ----------------------------        5/28/96*        11/1/95*
                                                           1996           1995        TO 10/31/96      TO 10/31/96
                                                     ------------    -------------   -------------     ------------
OPERATIONS:
Net investment income (loss) ....................   $     (58,354)   $     91,680    $   (165,128)   $    (985,123)
Net realized gain (loss) on
   investments ..................................       3,110,034         107,795        (904,503)        (572,959)
Net realized gain (loss) from
   foreign currency
   transactions .................................       2,141,677       2,665,639         (48,331)         280,999
Net change in unrealized
   appreciation/depreciation
   of investments ...............................       6,001,037      (1,749,894)       (501,007)      17,026,140
Net change in unrealized
   appreciation/depreciation
   on translation of assets and
   liabilities denominated in
   foreign currencies and
   forward currency contracts ...................      (4,614,858)     (2,193,540)       (405,204)      (2,809,600)
                                                    -------------    ------------    ------------    -------------
Increase (decrease) in net
   assets from operations .......................       6,579,536      (1,078,320)     (2,024,173)      12,939,457
                                                    -------------    ------------    ------------    -------------
DISTRIBUTIONS TO
SHAREHOLDERS:
Net investment income--
   Class A ......................................              --              --              --               --
Net realized gain on investments:
   Class A ......................................      (2,689,619)     (2,535,690)             --               --
   Class D ......................................      (1,872,543)       (858,276)             --               --
                                                    -------------    ------------    ------------    -------------
Decrease in net assets from
   distributions ................................      (4,562,162)     (3,393,966)             --               --
                                                    -------------    ------------    ------------    -------------
CAPITAL SHARE
TRANSACTIONS:** Net proceeds from sale of shares:
   Class A ......................................      12,139,764      14,368,837      19,208,602      106,023,483
   Class B ......................................       2,847,268            --        11,237,933        9,447,410
   Class D ......................................      18,419,176      15,310,748      12,152,846       48,762,322
Shares issued in payment of
   dividends--Class A ...........................              --              --              --               --
Exchanged from associated Funds:
   Class A ......................................      18,336,472       9,722,723       3,554,578       13,737,482
   Class B ......................................          52,151            --            20,098          147,370
   Class D ......................................       6,116,903       2,556,052       2,931,518        8,540,034
Shares issued in payment of gain distributions:
   Class A ......................................       1,773,043       2,386,633              --               --
   Class D ......................................       1,649,485         815,096              --               --
                                                    -------------    ------------    ------------    -------------
Total ...........................................      61,334,262      45,160,089      49,105,575      186,658,101
                                                    -------------    ------------    ------------    -------------

Cost of shares repurchased:
Class A .........................................     (15,705,367)    (26,669,397)       (997,418)     (15,204,795)
   Class B ......................................          (5,615)             --        (133,610)         (34,193)
   Class D ......................................      (4,688,461)     (2,728,512)       (404,805)      (3,136,356)
Exchanged into associated Funds:
   Class A ......................................     (15,800,882)    (10,430,952)       (993,426)      (7,098,155)
   Class B ......................................          (1,437)             --         (96,640)        (169,376)
   Class D ......................................      (5,428,114)     (3,647,337)       (386,045)      (3,648,119)
                                                    -------------    ------------    ------------    -------------
Total ...........................................     (41,629,876)    (43,476,198)     (3,011,944)     (29,290,994)
                                                    -------------    ------------    ------------    -------------
Increase in net assets from
   capital share transactions ...................      19,704,386       1,683,891      46,093,631      157,367,107
                                                    -------------    ------------    ------------    -------------
Increase (decrease) in net assets ...............      21,721,760      (2,788,395)     44,069,458      170,306,564

NET ASSETS:
Beginning of period .............................      80,036,245      82,824,640              --               --
                                                    -------------    ------------    ------------    -------------
End of period ...................................   $ 101,758,005    $ 80,036,245    $ 44,069,458    $ 170,306,564
                                                    =============    ============    ============    =============





                                                            GLOBAL SMALLER                         GLOBAL
                                                            COMPANIES FUND                     TECHNOLOGY FUND
                                                            --------------                     ---------------
                                                         YEAR ENDED OCTOBER 31,             YEAR ENDED OCTOBER 31,
                                                    -----------------------------      --------------------------------
                                                         1996              1995             1996              1995
                                                    -------------      ------------     -------------      -------------
OPERATIONS:
Net investment income (loss) ....................    $  (1,521,537)   $    (636,807)   $  (6,732,322)   $  (2,259,466)
Net realized gain (loss) on
   investments ..................................       36,490,841       13,624,396      (19,588,016)      37,630,540
Net realized gain (loss) from
   foreign currency
   transactions .................................        1,559,761          612,519        5,689,533        3,115,205
Net change in unrealized
   appreciation/depreciation
   of investments ...............................       14,883,512        9,286,138      (26,884,293)      45,696,354
Net change in unrealized
   appreciation/depreciation
   on translation of assets and
   liabilities denominated in
   foreign currencies and
   forward currency contracts ...................       (6,531,471)         122,958       (2,377,802)      (4,035,567)
                                                     -------------    -------------    -------------    -------------
Increase (decrease) in net
   assets from operations .......................       44,881,106       23,009,204      (49,892,900)      80,147,066
                                                     -------------    -------------    -------------    -------------
DISTRIBUTIONS TO
SHAREHOLDERS:
Net investment income--
   Class A ......................................               --               --         (734,205)              --
Net realized gain on investments:
   Class A ......................................       (7,753,041)      (1,358,384)     (29,793,277)        (506,847)
   Class D ......................................       (6,615,915)      (1,134,039)     (10,861,462)         (84,094)
                                                     -------------    -------------    -------------    -------------
Decrease in net assets from
   distributions ................................      (14,368,956)      (2,492,423)     (41,388,944)        (590,941)
                                                     -------------    -------------    -------------    -------------
CAPITAL SHARE
TRANSACTIONS:** Net proceeds from sale of shares:
   Class A ......................................      216,788,438       49,499,681      202,973,417      360,662,688
   Class B ......................................      105,243,040             --         19,512,733               --
   Class D ......................................      177,428,825       40,513,236       93,281,519      141,486,971
Shares issued in payment of
   dividends--Class A ...........................               --               --          530,711               --
Exchanged from associated Funds:
   Class A ......................................       71,523,117       15,768,458       49,024,078       27,074,750
   Class B ......................................          576,794             --            119,863               --
   Class D ......................................       32,459,050        5,514,387       36,228,561       19,697,655
Shares issued in payment of gain distributions:
   Class A ......................................        7,033,698        1,265,938       27,593,949          470,951
   Class D ......................................        6,106,235        1,065,232       10,345,726           81,693
                                                     -------------    -------------    -------------    -------------
Total ...........................................      617,159,197      113,626,932      439,610,557      549,474,708
                                                     -------------    -------------    -------------    -------------

Cost of shares repurchased:
Class A .........................................      (30,945,950)      (8,956,953)     (88,142,523)     (33,194,965)
   Class B ......................................         (900,770)              --         (232,986)              --
   Class D ......................................      (17,014,912)      (4,830,211)     (27,805,782)      (6,863,194)
Exchanged into associated Funds:
   Class A ......................................      (34,854,479)     (12,541,162)     (74,146,717)     (19,854,654)
   Class B ......................................         (326,119)              --         (142,667)              --
   Class D ......................................      (11,852,034)      (4,374,915)     (51,102,325)     (16,982,122)
                                                     -------------    -------------    -------------    -------------
Total ...........................................      (95,894,264)     (30,703,241)    (241,573,000)     (76,894,935)
                                                     -------------    -------------    -------------    -------------
Increase in net assets from
   capital share transactions ...................      521,264,933       82,923,691      198,037,557      472,579,773
                                                     -------------    -------------    -------------    -------------
Increase (decrease) in net assets ...............      551,777,083      103,440,472      106,755,713
                                                                                                          552,135,898
NET ASSETS:
Beginning of period .............................      188,026,927       84,586,455      609,354,161       57,218,263
                                                     -------------    -------------    -------------    -------------
End of period ...................................    $ 739,804,010    $ 188,026,927    $ 716,109,874    $ 609,354,161
                                                     =============    =============    =============    =============


-------------
 * Commencement of operations.
** The then existing Series began offering Class B shares on April 22, 1996.
   See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Seligman Henderson Global Fund Series, Inc. (the "Fund") consists of five separate Series: Seligman Henderson International Fund (the "International Fund"), Seligman Henderson Emerging Markets Growth Fund (the "Emerging Markets Growth Fund"), Seligman Henderson Global Growth Opportunities Fund (the "Global Growth Opportunities Fund"), Seligman Henderson Global Smaller Companies Fund (the "Global Smaller Companies Fund"), and Seligman Henderson Global Technology Fund (the "Global Technology Fund"). The Global Growth Opportunities Fund and the Emerging Markets Growth Fund had no operations prior to their commencement on November 1, 1995 and May 28, 1996, respectively, other than those relating to organizational matters. Each Series of the Fund offers three classes of shares. All shares existing prior to the commencement of Class D shares (May 3, 1993, in the case of the Global Smaller Companies Fund, and September 21, 1993, in the case of the International Fund) were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996, for the then existing Series.

    Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year after purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and CDSL of 1% imposed on certain redemptions made within one year of purchase. The three classes of shares for each Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

2. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

 a. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings which mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

 b. Investments in foreign securities will usually be principally traded in foreign currencies, and each Series may temporarily hold funds in foreign currencies. The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

       (i) market value of investment securities, other assets, and liabilities, at the closing daily rate of exchange as reported by a pricing service;

       (ii) purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

    The Fund's net asset values per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and gains, if any, which are to be distributed to shareholders of the Fund. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

    Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the US dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates.

    The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

 c. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts.

The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions.

 d. There is no provision for federal income or excise tax. Each Series has elected or will elect to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized, if any, annually. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

 e. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense or capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

 f. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

 g. Deferred organizational expenses are being amortized on a straight-line basis over a five-year period, beginning with the commencement of operations of the International Fund and the Global Smaller Companies Fund.

 h. All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year/period ended October 31, 1996, distribution and service fees were the only class-specific expenses.

3.  Purchases  and  sales  of  portfolio   securities,   excluding   short-term
investments, for the year/period ended October 31, 1996, were as follows:


        SERIES                              PURCHASES             SALES
        ------                              ----------            -----
International Fund                         $ 69,643,562        $ 50,836,064
Emerging Markets Growth
    Fund                                     45,700,203           3,489,142
Global Growth
    Opportunities Fund                      195,637,900          41,744,084
Global Smaller
    Companies Fund                          677,107,236         183,809,901
Global Technology Fund                      676,636,882         462,613,676

     At October 31, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, were as follows:
                                               TOTAL               TOTAL
                                            UNREALIZED          UNREALIZED
        SERIES                             APPRECIATION         DEPRECIATION
        ------                             ------------         -----------
International Fund                         $ 11,056,102         $ 5,297,385
Emerging Markets Growth
    Fund                                      2,161,699           3,073,148
Global Growth
    Opportunities Fund                       23,014,538           8,865,529
Global Smaller
    Companies Fund                           86,279,564          58,052,188
Global Technology Fund                      110,839,125          92,914,867

4. J. &W. Seligman &Co. Incorporated (the "Manager") manages the affairs of the Fund and provides or arranges for the necessary personnel and facilities. Seligman Henderson Co. (the "Subadviser"), an entity owned 50% each by the Manager and Henderson plc, supervises and directs the Fund's global investments. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and Manager, is paid by the Manager or by Henderson plc. The Manager receives a fee, calculated daily and payable monthly, equal to 1.25% per annum of the average daily net assets of Emerging Markets Growth Fund and 1.00% per annum of the other Series' average daily net assets, of which 1.15% and 0.90%, respectively, are paid to the Subadviser. During the period ended October 31, 1996, the Manager and Subadviser, at their discretion, waived a portion of their fees for the Emerging Markets GrowthFund equal to $119,524. The management fee reflected in the statements of operations represents 0.45% per annum of that Series' average daily net assets.

     Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of each Series' shares and an affiliate of the Manager, received concessions after commissions were paid to dealers for sale of Class A shares as follows:
                                          DISTRIBUTOR              DEALER
        SERIES                            CONCESSIONS           COMMISSIONS
        ------                           ------------           -----------
International Fund                          $ 42,719             $ 331,586
Emerging Markets Growth
    Fund                                      31,761               749,016
Global Growth
    Opportunities Fund                       201,990             4,179,489
Global Smaller
    Companies Fund                           810,616             6,498,877
Global Technology Fund                       930,729             7,535,643

--------------------------------------------------------------------------------
NOTES OT FINANCIAL STATEMENTS (CONTINUED)

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to Class A shares, under which service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year/period ended October 31, 1996, fees incurred by the International Fund, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund, and the Global Technology Fund, aggregated $90,323, $15,432, $220,454, $534,241, and $1,192,495,
respectively, or 0.17%, 0.22%, 0.24%, 0.24%, and 0.23%, respectively, per annum of the average daily net assets of Class A shares.

    The Fund has a Plan with respect to Class B and Class D shares, under which service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of up to 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser") which provided funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the year/period ended October 31, 1996, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, were as follows:

        SERIES                                   CLASS B             CLASS D
        ------                                  --------            --------
International Fund                                $ 7,987           $ 429,047
Emerging Markets Growth
    Fund                                           34,000              45,039
Global Growth
    Opportunities Fund                             29,251             378,345
Global Smaller
    Companies Fund                                270,075           1,796,302
Global Technology Fund                             52,605           1,940,585

    The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase. For the year/period ended October 31, 1996, such charges were as follows:

        SERIES                                            AMOUNT
        ------                                           --------
International Fund                                         $ 11,127
Emerging Markets Growth
    Fund                                                      1,677
Global Growth
    Opportunities Fund                                       21,849
Global Smaller
    Companies Fund                                           62,753
Global Technology Fund                                      173,702

    The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amounts of such payments and the Class B share distribution fees retained by the Distributor for the year/period ended October 31, 1996 were as follows:


        SERIES                                             AMOUNT
        ------                                            ---------
International Fund                                          $ 7,499
Emerging Markets Growth
    Fund                                                     29,634
Global Growth
    Opportunities Fund                                       24,532
Global Smaller
    Companies Fund                                          269,847
Global Technology Fund                                       50,272

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the year/period ended October 31, 1996, Seligman Services, Inc. received commissions from sales of Fund shares and distribution and service fees, pursuant to the Plan, as follows:

                                                              DISTRIBUTION AND
        SERIES                            COMMISSIONS           SERVICE FEES
        ------                           ------------          --------------
International Fund                           $ 3,204               $15,809
Emerging Markets Growth
    Fund                                       2,722                   568
Global Growth
    Opportunities Fund                         9,362                 3,281
Global Smaller
    Companies Fund                           137,567                25,474
Global Technology Fund                       190,014                36,015

    Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:


        SERIES                                             AMOUNT
        ------                                            ---------
International Fund                                         $ 230,137
Emerging Markets Growth Fund                                 101,900
Global Growth Opportunities Fund                             412,700
Global Smaller Companies Fund                              1,306,931
Global Technology Fund                                     2,571,588

--------------------------------------------------------------------------------
Certain officers and directors of the Fund are officers or directors of the Manager, the Subadviser, the Distributor, Seligman Services, Inc. and/or Seligman Data Corp.

    Fees incurred for the legal services of Sullivan & Cromwell, a member of which firm is a director of the Fund, were as follows:

         SERIES                                            AMOUNT
         ------                                           --------
International Fund                                         $15,750
Emerging Markets GrowthFund                                  7,000
Global Growth Opportunities Fund                            15,750
Global Smaller Companies Fund                               15,750
Global Technology Fund                                      15,750

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid. The annual cost of such fees and interest is included in directors' fees and expenses, and the following accumulated balances thereof at October 31, 1996, are included in other liabilities:

         SERIES                                          AMOUNT
         ------                                         --------
International Fund                                       $10,972
Emerging Markets GrowthFund                                  492
Global Growth Opportunities Fund                           1,657
Global Smaller Companies Fund                              7,397
Global Technology Fund                                     4,288



5. Effective July 31, 1996, the Fund entered into an $80 million committed line of credit facility with a group of banks. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the federal funds rate plus 0.75% per annum. The Fund incurs a commitment fee of 0.10% per annum on the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. The Fund made no borrowings during the period ended October 31, 1996.

6. In accordance with current federal income tax law, each of the Series' net realized capital gains and losses are considered separately for purposes of determining taxable capital gains. At October 31, 1996, the net loss carryforwards for the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, and the Global Technology Fund amounted to $909,789, $174,512 and $16,489,188, respectively, which are available for offset against future taxable net gains, expiring in 2004. Accordingly, no capital gain distributions are expected to be paid to shareholders of the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, and the Global Technology Fund until net capital gains have been realized in excess of the available capital loss carryforwards.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. The Fund has 2,000,000,000 shares of Capital Stock authorized. The Board of Directors, at its discretion, may classify any unissued shares of Capital Stock among any Series of the Fund. As of October 31, 1996, the Board of Directors had classified 400,000,000 shares for the International Fund, 100,000,000 shares for the Emerging Markets Growth Fund, and 500,000,000 shares each for the Global Growth Opportunities Fund, the Global Smaller Companies Fund and the Global Technology Fund, all at a par value of $.001 per share.

                                                                                  EMERGING      GLOBAL
                                                                                   MARKETS      GROWTH
                                                                                   GROWTH     OPPORTUNITIES
                                                       INTERNATIONAL FUND           FUND          FUND
                                                ------------------------------  ------------- -------------
                                                     YEAR ENDED OCTOBER 31,       5/28/96*      11/1/95
                                                 ------------------------------
                                                     1996            1995       TO 10/31/96   TO 10/31/96
                                                 ------------   -------------  -------------  ------------
Sale of shares:
   Class A ....................................      707,786       883,953     2,715,379     14,315,714
   Class B ....................................      167,160            --     1,589,508      1,161,258
   Class D ....................................    1,095,491       957,943     1,719,727      6,425,478
Shares issued in payment
   of dividends--Class A ......................           --            --            --             --
Exchanged from associated
   Funds:
   Class A ....................................    1,076,633       582,898       501,328      1,797,362
   Class B ....................................        3,104          --           2,904         18,033
   Class D ....................................      365,666       156,168       415,187      1,108,493
Shares issued in payment of gain distributions:
   Class A ....................................      106,939       152,467            --             --
   Class D ....................................      101,382        52,587            --             --
                                                  ----------    ----------    ----------    -----------
Total .........................................    3,624,161     2,786,016     6,944,033     24,826,338
                                                  ----------    ----------    ----------    -----------
Shares repurchased:
   Class A ....................................     (918,125)   (1,626,181)     (143,005)    (1,897,331)
   Class B ....................................         (327)         --         (19,141)        (4,203)
   Class D ....................................     (278,839)     (172,007)      (58,321)      (393,805)
Exchanged into associated
   Funds:
   Class A ....................................     (922,041)     (635,170)     (142,402)      (910,057)
   Class B ....................................          (87)         --         (13,784)       (20,748)
   Class D ....................................     (323,609)     (227,011)      (55,146)      (461,631)
                                                  ----------    ----------    ----------    -----------
Total .........................................   (2,443,028)   (2,660,369)     (431,799)    (3,687,775)
                                                  ----------    ----------    ----------    -----------
Increase in shares ............................    1,181,133       125,647     6,512,234     21,138,563
                                                  ==========    ==========    ==========    ===========



                                                     GLOBAL SMALLER                      GLOBAL
                                                     COMPANIES FUND                  TECHNOLOGY FUND
                                               ------------------------    -----------------------------
                                               *YEAR ENDED OCTOBER 31,         YEAR ENDED OCTOBER 31,
                                              --------------------------     ----------------------------
                                                 1996           1995            1996            1995
                                              ------------- ------------    -------------  -------------
Sale of shares:
   Class A ...................................14,815,923     3,891,326     17,384,851     30,447,088
   Class B ................................... 7,109,733            --      1,722,202             --
   Class D ...................................12,391,966     3,258,190      8,129,479     12,061,813
Shares issued in payment
   of dividends--Class A .....................        --            --         46,553             --
Exchanged from associated
   Funds:
   Class A ................................... 4,872,301     1,207,701      4,299,624      2,337,457
   Class B ...................................    38,810            --         10,746             --
   Class D ................................... 2,260,491       425,098      3,216,569      1,690,219
Shares issued in payment of gain distributions
   Class A ...................................   543,143       117,325      2,420,521         59,388
   Class D ...................................   481,944        99,928        918,803         10,354
                                              ----------    ----------    -----------    -----------
Total ........................................42,514,311     8,999,568     38,149,348     46,606,319
                                              ----------    ----------    -----------    -----------
Shares repurchased:
   Class A ...................................(2,088,149)     (732,207)    (7,730,984)    (2,851,418)
   Class B ...................................   (60,958)         --          (21,522)          --
   Class D ...................................(1,186,520)     (398,296)    (2,466,759)      (578,504)
Exchanged into associated
   Funds:
   Class A ...................................(2,373,469)     (989,792)    (6,549,438)    (1,731,922)
   Class B ...................................   (22,416)         --          (13,343)          --
   Class D ...................................  (822,351)     (357,856)    (4,547,765)    (1,419,748)
                                              -----------    ----------    -----------    -----------
Total ........................................(6,553,863)   (2,478,151)   (21,329,811)    (6,581,592)
                                              -----------    ----------    -----------    -----------
Increase in shares .......................... 35,960,448     6,521,417     16,819,537     40,024,727
                                             ===========    ==========    ===========    ===========

--------------------------------------------------------------------------------
8. At October 31, 1996, the Fund had outstanding forward exchange currency contracts to purchase or sell foreign currencies as follows:

                                                                                                                        UNREALIZED
                                                         FOREIGN       IN EXCHANGE      SETTLEMENT                     APPRECIATION
                  CONTRACT                              CURRENCY         FOR US $          DATE         VALUE US $    (DEPRECIATION)
                 -----------                          -------------   -------------    -------------   ------------- ---------------
International Fund
Purchases:
British Pounds                                           224,769          366,103       11/04/96          365,800       $      (303)

Japanese Yen                                         533,765,000        4,928,806       11/13/96        4,686,260          (242,546)
                                                                                                                        -----------
                                                                                                                           (242,849)
                                                                                                                        -----------
Sales:
Swiss Francs                                           1,343,184        1,068,648       11/01/96        1,059,293             9,355
French Francs                                         14,087,640        2,800,000       11/08/96        2,749,398            50,602
GermanDeutschemarks                                    3,105,900        2,100,000       11/08/96        2,046,722            53,278
Japanese Yen                                         533,765,000        5,000,000       11/13/96        4,686,260           313,740
                                                                                                                        -----------
                                                                                                                            426,975
                                                                                                                        -----------
                                                                                                                        $   184,126
                                                                                                                        ===========
EMERGING MARKETS GROWTH FUND
Sales:
IndonesianRupiahs                                  1,037,255,129          445,365       11/04/96          445,308       $        57
Thai Bahts                                            12,229,065          429,289       11/04/96          429,327               (38)
                                                                                                                        -----------
                                                                                                                        $        19
                                                                                                                        -----------
GLOBAL GROWTH OPPORTUNITIES FUND
Purchases:
MalaysianRinggits                                        360,669          142,613       11/01/96          142,726       $       113
Japanese Yen                                         683,219,200        6,308,871       11/13/96        5,998,413          (310,458)
                                                                                                                        -----------
                                                                                                                           (310,345)
                                                                                                                        -----------
SALES:
French Francs                                          4,716,755          923,224       11/05/96          920,980             2,244
Japanese Yen                                         683,219,200        6,400,000       11/13/96        5,998,413           401,587
                                                                                                                        -----------
                                                                                                                            403,831
                                                                                                                        -----------
                                                                                                                        $    93,486
                                                                                                                        ===========
GLOBAL SMALLER COMPANIES FUND
Purchases:
British Pounds                                           676,272        1,095,898       11/01/96        1,100,598       $     4,700
Malaysian Ringgits                                       691,826          273,557       11/01/96          273,774               217
Malaysian Ringgits                                        53,707           21,257       11/04/96           21,253                (4)
Japanese Yen                                       1,697,372,700       15,673,602       11/13/96       14,902,306          (771,296)
                                                                                                                        -----------
                                                                                                                           (766,383)
                                                                                                                        -----------
SALES:
French Francs                                         32,703,450        6,500,000       11/08/96        6,382,531           117,469
German Deutschemarks                                   7,395,000        5,000,000       11/08/96        4,873,147           126,853
Japanese Yen                                       1,697,372,700       15,900,000       11/13/96       14,902,306           997,694
                                                                                                                        -----------
                                                                                                                          1,242,016
                                                                                                                        -----------
                                                                                                                        $   475,633
                                                                                                                        ===========
GLOBAL TECHNOLOGY FUND
Purchases:
Japanese Yen                                              21,330              189       10/28/96              187       $        (2)
                                                                                                                        -----------
Sales:
Japanese Yen                                       4,650,605,000       41,387,641       01/31/97       41,276,338           111,303
                                                                                                                        -----------
                                                                                                                        $   111,301
                                                                                                                        ===========

----------
* Commencement of operations.
                                                                              51

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


The Fund's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from each Class' beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements to their equivalent per share amounts, based on average shares outstanding.

    The total return based on net asset value measures each Class' performance assuming investors purchased Fund shares at net asset value as of the beginning of the period, reinvested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of each Series. The total returns for periods of less than one year are not annualized.

    Average commission rate paid represents the average commissions paid by the Series to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid. This rate is provided for the fiscal periods beginning November 1, 1995.


                                                         INTERNATIONAL FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                           CLASS A                                    CLASS B
                                                            ----------------------------------------------------    ----------
                                                                         YEAR ENDED OCTOBER 31,           4/7/92*      4/22/96**
                                                            -----------------------------------------        TO           TO
PER SHARE OPERATING PERFORMANCE:                              1996       1995        1994        1993     10/31/92     10/31/96
                                                              -----      -----       -----       -----    --------     --------
Net asset value, beginning of period                         $16.71    $17.67      $15.98      $11.89      $12.00      $17.38
                                                             ------     ------      ------       ------     ------      ------
Net investment income (loss)***.........................       0.05       0.06        0.04         0.04       0.08       (0.03)
Net realized and unrealized
  investment gain (loss)................................       1.77      (0.42)       0.91         4.25      (0.23)      (0.54)
Net realized and unrealized gain (loss) on
  foreign currency transactions.........................      (0.44)      0.09        1.08        (0.17)      0.04       (0.07)
                                                             ------     ------      ------       ------     ------      ------
Increase (decrease) from investment operations..........       1.38      (0.27)       2.03         4.12      (0.11)      (0.64)

Dividends paid..........................................         --         --       (0.01)       (0.03)        --          --

Distributions from net gain realized....................      (0.92)     (0.69)      (0.33)          --         --          --
                                                             ------     ------      ------       ------     ------      ------
Net increase (decrease) in net asset value..............       0.46      (0.96)       1.69         4.09      (0.11)      (0.64)
                                                             ------     ------      ------       ------     ------      ------
Net asset value, end of period..........................     $17.17     $16.71      $17.67       $15.98     $11.89      $16.74
                                                             ======     ======      ======       ======     ======      ======
TOTAL RETURN BASED ON NET ASSET
  VALUE:                                                      8.43%    (1.24)%      12.85%       34.78%    (0.92)%     (3.68)%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets..........................      1.81%      1.69%       1.63%        1.75%      1.75%+      2.66%+
Net investment income (loss) to average
  net assets............................................      0.28%      0.35%       0.27%        0.27%      1.25%+    (0.35)%+
Portfolio turnover......................................     55.71%     60.70%      39.59%       46.17%     12.77%      55.71%+++
Average commission rate paid............................    $0.0180                                                    $0.0180+++
Net assets, end of period (000s omitted)................    $50,998    $48,763     $62,922      $33,134    $14,680      $2,843
Without management fee waiver and expense
  reimbursement***
Net investment income (loss) per share..................                                        $(0.04)         --
Ratios:
  Expenses to average net assets........................                                          2.30%      2.92%+
  Net investment income (loss) to
    average net assets..................................                                        (0.28)%      0.08%+

                                                         INTERNATIONAL FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                           CLASS D
                                                          ----------------------------------------
                                                               YEAR ENDED OCTOBER 31,      9/21/93**
                                                            -----------------------------     TO
PER SHARE OPERATING PERFORMANCE:                            1996       1995       1994     10/31/93
                                                            -----      -----      -----    --------
Net asset value, beginning of period                       $16.43      $17.53      $15.96    $15.23
                                                           ------      ------     ------     ------
Net investment income (loss)***.........................    (0.08)      (0.07)     (0.09)     (0.03)
Net realized and unrealized
  investment gain (loss)................................     1.75       (0.43)      0.91       1.17
Net realized and unrealized gain (loss) on
  foreign currency transactions.........................    (0.44)       0.09       1.08      (0.41)
                                                           ------      ------     ------     ------
Increase (decrease) from investment operations..........     1.23       (0.41)      1.90       0.73

Dividends paid..........................................       --          --         --         --

Distributions from net gain realized....................    (0.92)      (0.69)     (0.33)        --
                                                           ------      ------     ------     ------
Net increase (decrease) in net asset value..............     0.31       (1.10)      1.57       0.73
                                                           ------      ------     ------     ------
Net asset value, end of period..........................   $16.74      $16.43      17.53      15.96
                                                           ======      ======     ======     ======
TOTAL RETURN BASED ON NET ASSET
  VALUE:                                                    7.62%     (2.08)%      12.03      4.79%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets..........................    2.64%       2.50%      2.50%      2.50%+
Net investment income (loss) to average
  net assets............................................    0.47%     (0.44)%    (0.53)%    (1.86)%+
Portfolio turnover......................................   55.71%      60.70%     39.59%     46.17%++
Average commission rate paid............................  $0.0180
Net assets, end of period (000s omitted)................  $47,917     $31,273    $19,903     $1,648
Without management fee waiver and expense
  reimbursement***
Net investment income (loss) per share..................              $(0.09)    $(0.11)    $(0.11)
Ratios:
  Expenses to average net assets........................                2.62%      2.67%      8.49%+
  Net investment income (loss) to
    average net assets..................................              (0.56)%    (0.70)%    (7.84)%+

----------
    * Commencement of investment operations.
   ** Commencement of operations.
  *** The Manager and Subadviser, at their discretion, waived a portion of their fees and, in some cases, the Subadviser reimbursed certain expenses for the periods presented.
    + Annualized.
   ++ For the year ended October 31, 1993.
  +++ For the year ended October 31, 1996.
      See Notes to Financial Statements.

                                                                             EMERGING MARKETS GROWTH FUND
                                                                     --------------------------------------------
                                                                      CLASS A          CLASS B          CLASS D
                                                                    ----------       ----------       ----------
                                                                     5/28/96**        5/28/96**        5/28/96**
PER SHARE OPERATING PERFORMANCE:                                    TO 10/31/96      TO 10/31/96      TO 10/31/96
                                                                    -----------      -----------      -----------
Net asset value, beginning of period......................              $7.14            $7.14            $7.14
                                                                       ------           ------           ------
Net investment income (loss)***...........................              (0.02)           (0.04)           (0.04)
Net realized and unrealized investment gain (loss)........              (0.25)           (0.25)           (0.25)
Net realized and unrealized gain (loss) on
  foreign currency transactions...........................              (0.09)           (0.09)           (0.09)
                                                                       ------           ------           ------
Increase (decrease) from investment operations............              (0.36)           (0.38)           (0.38)

Dividends paid............................................                 --               --               --

Distributions from net gain realized......................                 --               --               --
                                                                       ------           ------           ------
Net increase (decrease) in net asset value................              (0.36)           (0.38)           (0.38)
                                                                       ------           ------           ------
Net asset value, end of period............................              $6.78            $6.76            $6.76
                                                                       ======           ======           ======
TOTAL RETURN BASED ON NET ASSET VALUE:                                (5.04)%          (5.32)%          (5.32)%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets............................              2.22%+           3.00%+           3.00%+
Net investment income (loss) to average
  net assets..............................................            (0.69)%+         (1.47)%+         (1.47)%+
Portfolio turnover........................................             12.24%           12.24%           12.24%
Average commission rate paid..............................            $0.0156          $0.0156          $0.0156
Net assets, end of period (000s omitted)..................            $19,864          $10,541          $13,664
Without management fee waiver and expense
  reimbursement***
Net investment loss per share.............................            $(0.05)          $(0.07)          $(0.07)
Ratios:
  Expenses to average net assets..........................              3.02%+           3.80%+           3.80%+
  Net investment loss to average net assets...............            (1.49)%+         (2.27)%+         (2.27)%+


                                                                            GLOBAL GROWTH OPPORTUNITIES FUND
                                                                      --------------------------------------------
                                                                        CLASS A          CLASS B         CLASS D
                                                                      ----------       ----------      ----------
                                                                       11/1/95**        4/22/96**       11/1/95**
PER SHARE OPERATING PERFORMANCE:                                      TO 10/31/96      TO 10/31/96     TO 10/31/96
                                                                      -----------      -----------     -----------
Net asset value, beginning of period......................                $7.14            $8.04           $7.14
                                                                         ------           ------          ------
Net investment income (loss)***...........................                (0.03)           (0.04)          (0.09)
Net realized and unrealized investment gain (loss)........                 1.12             0.06            1.12
Net realized and unrealized gain (loss) on
  foreign currency transactions...........................                (0.15)           (0.04)          (0.15)
                                                                         ------           ------          ------
Increase (decrease) from investment operations............                 0.94            (0.02)           0.88

Dividends paid............................................                   --               --              --

Distributions from net gain realized......................                   --               --              --
                                                                         ------           ------          ------
Net increase (decrease) in net asset value................                 0.94            (0.02)           0.88
                                                                         ------           ------          ------
Net asset value, end of period............................                $8.08            $8.02           $8.02
                                                                         ======           ======          ======
TOTAL RETURN BASED ON NET ASSET VALUE:                                   13.17%          (0.25)%          12.33%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets............................                1.91%            2.53%+          2.67%
Net investment income (loss) to average
  net assets..............................................              (0.53)%          (1.13)%+        (1.25)%
Portfolio turnover........................................               31.44%           31.44%+++       31.44%
Average commission rate paid..............................              $0.0160          $0.0160+++      $0.0160
Net assets, end of period (000s omitted)..................             $107,509           $9,257         $53,540
Without management fee waiver and expense
  reimbursement***
Net investment loss per share.............................
Ratios:
  Expenses to average net assets..........................
  Net investment loss to average net assets...............

                                                    GLOBAL SMALLER COMPANIES FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                             CLASS A                                  CLASS B
                                                             ----------------------------------------------------    ----------
                                                                        YEAR ENDED OCTOBER 31,             9/9/92*     4/22/96**
                                                             -----------------------------------------       TO           TO
PER SHARE OPERATING PERFORMANCE:                              1996       1995        1994        1993     10/31/92     10/31/96
                                                              -----      -----       -----       -----    --------    --------
Net asset value, beginning of period                         $13.90    $11.93      $9.98       $7.15       $7.14       $14.44
                                                             ------     ------      ------       ------     ------      ------
Net investment income (loss)***.........................         --      (0.02)      (0.08)       (0.02)        --       (0.06)
Net realized and unrealized investment gain.............       2.38       2.24        1.57         3.07       0.02        0.33
Net realized and unrealized investment gain on
  foreign currency transactions.........................      (0.18)      0.08        0.52        (0.20)     (0.01)       0.01
                                                             ------     ------      ------       ------     ------      ------
Increase from investment operations.....................       2.20       2.30        2.01         2.85       0.01        0.28

Dividends paid..........................................         --         --          --        (0.02)        --          --

Distributions from net gain realized....................      (0.96)     (0.33)      (0.06)          --         --          --
                                                             ------     ------      ------       ------     ------      ------
Net increase in net asset value.........................       1.24       1.97        1.95         2.83       0.01        0.28
                                                             ------     ------      ------       ------     ------      ------
Net asset value, end of period..........................     $15.14     $13.90      $11.93        $9.98      $7.15      $14.72
                                                             ======     ======      ======       ======     ======      ======
TOTAL RETURN BASED ON NET ASSET
   VALUE:                                                    16.95%     20.10%      20.28%       39.86%      0.14%       1.94%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets..........................      1.75%      1.83%       1.92%        1.98%      1.75%+      2.54%
Net investment income (loss) to average
  net assets............................................      0.01%    (0.20)%     (0.77)%      (0.29)%      0.13%+    (0.80)%
Portfolio turnover......................................     45.38%     63.05%      62.47%       60.03%         --      45.38%+++
Average commission rate paid............................    $0.0211                                                    $0.0211+++
Net assets, end of period (000s omitted)................   $350,359   $102,479     $46,269      $20,703     $1,562    $103,968
Without management fee waiver and expense
  reimbursement***
Net investment loss per share...........................                                        $(0.18)    $(0.07)
Ratios:
  Expenses to average net assets........................                                          3.90%     12.28%+
  Net investment income (loss) to
    average net assets..................................                                          2.21%   (10.44)%+

                                       GLOBAL SMALLER COMPANIES FUND
----------------------------------------------------------------------------------------------------
                                                                            CLASS D
                                                           -----------------------------------------
                                                                YEAR ENDED OCTOBER 31,     5/3/93**
                                                           -----------------------------      TO
PER SHARE OPERATING PERFORMANCE:                            1996       1995       1994     10/31/93
                                                            -----      -----      -----    --------
Net asset value, beginning of period                       $13.63      $11.80      $9.94      $8.52
                                                           ------      ------     ------     ------
Net investment income (loss)***.........................    (0.11)      (0.12)     (0.16)     (0.05)
Net realized and unrealized investment gain.............     2.34        2.20       1.57       1.60
Net realized and unrealized investment gain on
  foreign currency transactions.........................    (0.18)       0.08       0.51      (0.13)
                                                           ------      ------     ------     ------
Increase from investment operations.....................     2.05        2.16       1.92       1.42

Dividends paid..........................................       --          --         --         --

Distributions from net gain realized....................    (0.96)      (0.33)     (0.06)        --
                                                           ------      ------     ------     ------
Net increase in net asset value.........................     1.09        1.83       1.86       1.42
                                                           ------      ------     ------     ------
Net asset value, end of period..........................   $14.72      $13.63     $11.80      $9.94
                                                           ======      ======     ======     ======
TOTAL RETURN BASED ON NET ASSET
   VALUE:                                                  16.14%      19.11%     19.45%     16.67%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets..........................    2.51%       2.61%      2.70%      2.75%+
Net investment income (loss) to average
  net assets............................................  (0.75)%     (0.97)%    (1.53)%    (1.35)%+
Portfolio turnover......................................   45.38%      63.05%     62.47%     60.03%++
Average commission rate paid............................  $0.0211
Net assets, end of period (000s omitted)................ $285,477     $85,548    $38,317    $10,344
Without management fee waiver and expense
  reimbursement***
Net investment loss per share...........................                                    $(0.11)
Ratios:
  Expenses to average net assets........................                                      4.25%+
  Net investment income (loss) to
    average net assets..................................                                    (2.85)%+


----------
    * Commencement of investment operations.
   ** Commencement of operations.
  *** The Manager and Subadviser, at their discretion, waived a portion of their fees and, in some cases, the Subadviser reimbursed certain expenses for the periods presented.
    + Annualized.
   ++ For the year ended October 31, 1993.
  +++ For the year ended October 31, 1996.
      See Notes to Financial Statements.


                                                                                                   GLOBAL TECHNOLOGY FUND
                                                                     ---------------------------------------------------------
                                                                                     CLASS A                       CLASS B
                                                                    ------------------------------------------    ----------
                                                                     YEAR ENDED OCTOBER 31,        5/23/94**       4/22/96**
                                                                    ---------------------------       TO              TO
PER SHARE OPERATING PERFORMANCE:                                      1996           1995          10/31/94        10/31/96
                                                                     ------         ------         --------        --------
Net asset value, beginning of period                                 $13.05          $8.37           $7.14          $11.47
                                                                     ------         ------          ------          ------
Net investment loss***....................................            (0.08)         (0.10)          (0.01)          (0.08)
Net realized and unrealized investment gain (loss)........            (0.92)          4.90            1.08           (0.39)
Net realized and unrealized gain (loss) on
  foreign currency transactions...........................             0.05          (0.05)           0.16            0.09
                                                                     ------         ------          ------          ------
Increase (decrease) from investment operations............            (0.95)          4.75            1.23           (0.38)
Dividends paid............................................            (0.02)            --              --              --
Distributions from net gain realized......................            (0.77)         (0.07)             --              --
                                                                     ------         ------          ------          ------
Net increase (decrease) in net asset value................            (1.74)          4.68            1.23           (0.38)
                                                                     ------         ------          ------          ------
Net asset value, end of period                                       $11.31         $13.05           $8.37          $11.09
                                                                     ======         ======          ======          ======
TOTAL RETURN BASED ON NET ASSET
  VALUE:                                                            (7.33)%         57.31%          17.23%         (3.31)%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets............................            1.75%          1.91%           2.00%+          2.51%+
Net investment income (loss) to average
  net assets..............................................          (0.74)%        (0.89)%         (0.45)%+        (1.40)%+
Portfolio turnover........................................           73.00%         87.42%          29.20%          73.00%+++
Average commission rate paid                                        $0.0182                                        $0.0182+++
Net assets, end of period (000s omitted)..................         $499,858       $447,732         $50,719         $18,840
Without management fee waiver and expense
     reimbursement***
Net investment loss per share.............................                                         $(0.02)
Ratios:
  Expenses to average net assets..........................                                           2.18%+
  Net investment loss to average net assets...............                                         (0.63)%+


                                    GLOBAL TECHNOLOGY FUND
----------------------------------------------------------------------------------------------------
                                                                             CLASS D
                                                             ---------------------------------------
                                                               YEAR ENDED OCTOBER 31,        5/23/94**
                                                             --------------------------        TO
PER SHARE OPERATING PERFORMANCE:                               1996             1995        10/31/94
                                                               -----           -----        -------
Net asset value, beginning of period                           $12.89           $8.34         $7.14
                                                               ------          ------        ------
Net investment loss***....................................      (0.17)          (0.18)        (0.04)
Net realized and unrealized investment gain (loss)........      (0.91)           4.85          1.08
Net realized and unrealized gain (loss) on
  foreign currency transactions...........................       0.05           (0.05)         0.16
                                                               ------          ------        ------
Increase (decrease) from investment operations............      (1.03)           4.62          1.20
Dividends paid............................................         --              --            --
Distributions from net gain realized......................      (0.77)          (0.07)           --
                                                               ------          ------        ------
Net increase (decrease) in net asset value................      (1.80)           4.55          1.20
                                                               ------          ------        ------
Net asset value, end of period                                 $11.09          $12.89         $8.34
                                                               ======          ======        ======
TOTAL RETURN BASED ON NET ASSET
  VALUE:                                                      (8.07)%          55.95%        16.81%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets............................      2.52%           2.66%         2.75%+
Net investment income (loss) to average
  net assets..............................................    (1.50)%         (1.63)%       (1.22)%+
Portfolio turnover........................................     73.00%          87.42%        29.20%
Average commission rate paid                                  $0.0182
Net assets, end of period (000s omitted)..................   $197,412        $161,622        $6,499
Without management fee waiver and expense
     reimbursement***
Net investment loss per share.............................                                  $(0.06)
Ratios:
  Expenses to average net assets..........................                                    3.36%+
  Net investment loss to average net assets...............                                  (1.83)%+

----------
   ** Commencement of operations.
  *** The Manager and Subadviser, at their discretion, waived a portion of their fees and, in some cases, the Subadviser reimbursed certain expenses for the periods presented.
    + Annualized.
  +++ For the year ended October 31, 1996.
      See Notes to Financial Statements.

REPORT OF INDEPENDENT
AUDITORS

================================================================================
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the International Fund, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund, and the Global Technology Fund Series of Seligman Henderson Global Fund Series, Inc. as of October 31, 1996, the related statements of operations for the year/period then ended and of changes in net assets (1) for each of the years in the two-year period then ended, for the International Fund, the Global Smaller Companies Fund, and the Global Technology Fund, (2) for the year then ended for the Global Growth Opportunities Fund, and (3) for the period May 28, 1996 (commencement of operations) to October 31, 1996, for the Emerging Markets Growth Fund and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each Series of Seligman Henderson Global Fund Series, Inc. as of October 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
December 2, 1996
================================================================================

--------------------------------------------------------------------------------
BOARD OF DIRECTORS

================================================================================
FRED E. BROWN
DIRECTOR AND CONSULTANT,
J. & W. Seligman & Co. Incorporated

JOHN R. GALVIN 2
DEAN, Fletcher School of Law and
   Diplomacy at Tufts University
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN 3
PRESIDENT, Sarah Lawrence College
TRUSTEE,
   Committee for Economic Development
DIRECTOR, NYNEX
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2
CHAIRMAN AND CEO,
   Kerr-McGee Corporation
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
PARTNER, Sullivan & Cromwell, Law Firm
DIRECTOR,
   Commonwealth Aluminum Corporation

BETSY S. MICHEL 2
DIRECTOR OR TRUSTEE,
   Various Organizations

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3
PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm
DIRECTOR, Public Service Enterprise Group

JAMES Q. RIORDAN 3
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE,
   Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

RONALD T. SCHROEDER 1
MANAGING DIRECTOR,
   J. & W. Seligman & Co. Incorporated

ROBERT L. SHAFER 3
DIRECTOR OR TRUSTEE,
   Various Organizations

JAMES N. WHITSON 2
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
   Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, Red Man Pipe and Supply Company

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT AND MANAGING DIRECTOR,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

----------
Member:       1 Executive Committee
              2 Audit Committee
              3 Director Nominating Committee

================================================================================

--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

================================================================================
William C. Morris
CHAIRMAN

Brian T. Zino
PRESIDENT

Brian Ashford-Russell
VICE PRESIDENT

Peter Bassett
VICE PRESIDENT

Iain C. Clark
VICE PRESIDENT

Nitin Mehta
VICE PRESIDENT

Arsen Mrakovcic
VICE PRESIDENT

Loris D. Muzzatti
VICE PRESIDENT

Lawrence P. Vogel
VICE PRESIDENT

Paul H. Wick
VICE PRESIDENT

Thomas G. Rose
TREASURER

Frank J. Nasta
SECRETARY
--------------------------------------------------------------------------------


MANAGER
J.& W. Seligman &Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan &Cromwell

INDEPENDENT AUDITORS
Deloitte &Touche LLP

SUBADVISER
Seligman Henderson Co.
100 Park Avenue
New York, NY  10017

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017


IMPORTANT TELEPHONE NUMBERS
(800) 221-2450         Shareholder Services

(800) 445-1777         Retirement Plan
                       Services

(800) 622-4597         24-Hour Automated
                       Telephone Access
                       Service
================================================================================

                       SELIGMAN FINANCIAL SERVICES, INC.
                                AN AFFILIATE OF

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017


THIS REPORT IS INTENDED FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN HENDERSON GLOBAL FUND SERIES, INC., WHICH CONTAINS INFORMATION ABOUT SALES CHARGES, MANAGEMENT FEES, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.